UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code:  (801) 533-0777

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2016

Item 1:  Report to Shareholders.

2016 ANNUAL REPORT
September 30, 2016
WASATCH
FUNDS
EQUITY FUNDS / Wasatch Core Growth Fund Wasatch Emerging India Fund Wasatch Emerging Markets Select Fund Wasatch Emerging Markets Small Cap Fund Wasatch Frontier Emerging Small Countries Fund Wasatch Global Opportunities Fund Wasatch International Growth Fund Wasatch International Opportunities Fund Wasatch Large Cap Value Fund Wasatch Long/Short Fund Wasatch Micro Cap Fund Wasatch Micro Cap Value Fund Wasatch Small Cap Growth Fund Wasatch Small Cap Value Fund Wasatch Strategic Income Fund Wasatch Ultra Growth Fund Wasatch World Innovators Fund BONDS FUNDS / Wasatch-1st Source Income Fund Wasatch-Hoisington U.S. Treasury Fund

WASATCH FUNDS

Salt Lake City, Utah

www.WasatchFunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — THEATRE OF THE ABSURD

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

I last used Waiting for Godot as an analogy in my “Message to Shareholders” dated January 4, 2013. This 1953 play is by Samuel Beckett, who wrote about characters caught in hopeless situations. Beckett’s brand of existentialist fiction is often referred to as the “Theatre of the Absurd.”

My 2013 message said, “Godot, in the form of resolution [referring to whether our economy was going to expand or tip over into recession], will not arrive for a long time, if ever.” Here we are almost four years later, and Godot still hasn’t arrived.

Back in 2013, the U.S. Federal Reserve (Fed) had already instituted zero interest rates and had tried three rounds of massive bond purchases in futile attempts to spur economic growth. Despite these monetary experiments, economic growth has actually declined.

As if zero interest rates in the U.S. weren’t crazy enough, the Bank of Japan and the European Central Bank have instituted negative interest rates. So hiding cash under the mattress would produce better returns. In Denmark, some homeowners are actually being paid money back on their mortgages via negative interest rates. Talk about a real-life Theatre of the Absurd!

ECONOMY

In theory, low and negative central-bank rates should encourage economic growth by making business and personal loans cheaper. In reality, the economic consequences have been very different. Many lenders aren’t particularly excited about providing credit because their projected returns are modest due to the interest-rate environment. Prospective borrowers, if they can even qualify for a loan, are tentative because of the lackluster economy.

There’s also another trend going on. With interest rates so low, individuals approaching retirement realize that the returns on their savings will be minimal or nonexistent. As a result, the members of our aging population — who might otherwise have some wealth to spend — have a tendency to save even more. This creates a vicious cycle in which reduced spending leads to even less growth in the economy.

So from the perspective of soon-to-be retirees, we can certainly criticize the actions of the world’s central bankers. Broadly speaking, I think central banks have pushed accommodative monetary policies way too far — which has done more to drive up asset prices (e.g., stocks, bonds and real estate) than to promote economic growth. Others might disagree and might argue that central banks were simply filling a void left by gridlocked politicians. Nevertheless, there’s a more profound question that goes beyond monetary policies: Are we waiting for Godot in the wrong place (i.e., in the U.S. and other developed countries)?

If Godot represents some sort of economic resolution resulting from our monetary policies, perhaps that resolution will never come because developed countries are facing issues that cannot be addressed by such policies. These issues have more to do with populations in developed countries getting older and productivity growth (the rate of change in output per person) declining. Yet our way of thinking about growth remains stuck in the context of the growth stemming from the phenomenal innovations during the previous century.

In his book, The Rise and Fall of American Growth, Robert J. Gordon discusses the massive improvements in our economy and standard of living since the Civil War. Gordon argues that productivity and hence prosperity accelerated due to an unprecedented age of innovation that is “unlikely to be repeated.” The next time you feel impressed by the new capabilities of your latest smartphone, just consider how insignificant these capabilities are compared to changes in the last century such as indoor plumbing, electric lighting, telephones, air travel, phonographs, television, air conditioning, central heating, antibiotics, automobiles and better working conditions. The last century was characterized by the spread of these modern necessities around the world.

Furthermore, the workforce expanded dramatically during the century. More recently, the same productivity improvements that benefited the U.S. took hold in country after country. As a result, billions of new consumers — and producers — participated in the global economy and wealth in developed countries grew. As wealth grew, there was a surprising side effect: Birth rates eventually fell. Falling birth rates have led to aging populations. In some countries like Japan and Russia, populations are not only aging; these populations are actually getting smaller. Even the population of China is projected to decrease within the next 20 years.

Aging populations create economic effects that account for some of the issues facing the world. Most notable is that aging populations tend to save more and spend less. Economist John Maynard Keynes tried to address the problem of excessive savings and inadequate demand. His solution was to supplement private spending with government spending. While the policies advocated by Keynes have proven effective when an economy is experiencing a spending shortfall due to a recession, they have not proven effective when the spending shortfall is due to an aging population. The resulting widespread demand shortfalls and savings surpluses may have become permanent features of our economic landscape. Demand shortfalls translate into slowing economic growth rates.

Developed countries have been trying to deal with slowing growth rates through stimulative monetary policies ever since the global financial crisis ended in 2009. The disappointing results of these policies underscore the intractability of the slow-growth problem.

In developed countries, maybe it’s time to stop waiting for Godot. Instead, perhaps we should be celebrating the more or less full employment that at least the U.S. economy has managed to achieve. Then, our politicians and the broader government could turn their attention to improving the skills of those who lack adequate jobs.

SEPTEMBER 30, 2016 (UNAUDITED)

MARKETS

While the slow-growth economy may have created an environment of less-excessive behavior on the part of businesses and of increased saving by individuals who are approaching retirement, I still feel nervous about some of the speculative forces in the stock and bond markets.

To review 2016 so far, the year began with widespread declines in stock prices. While many analysts attribute those declines to prospective interest-rate increases by the Fed and to fears of China’s slowing economic growth, I believe the main cause was deteriorating creditworthiness among energy companies.

When oil prices later rebounded from their lows, investors became less concerned about the plight of energy companies being shared by other companies, and stock prices began to rise in February. Since then, we’ve had periodic scares in the markets — notably surrounding the Brexit vote — but stock and bond prices have generally been strong.

So what makes me nervous? First, stock and bond valuations are high relative to historical levels. Second, sales and earnings growth may be harder to achieve in the tepid economic environment I expect to see. Third, relative to earlier periods, equity holders in public markets may be compensated differently because many of today’s businesses are less capital-intensive and companies are finding it easier to raise money through private sources. Fourth, market volatility in recent months has been comparatively low, which indicates that investors may be too complacent.

Based on these factors, I continue to expect lower returns than many investors are counting on. I also expect to see periodic “air pockets” in prices — like we saw during January. Therefore, investors may want to keep some cash on hand in order to take advantage of lower prices after air pockets occur. We should also be prepared for the possibility that markets may not rebound as quickly or as strongly as they did earlier this year.

WASATCH

In a world where aging individuals spend less so they can save more for retirement, supposedly pro-growth economic policies by central banks seem to miss the mark. In countries with aging demographics, it could be that little growth will be possible regardless of monetary policies.

While developed countries contend with challenges inherent in aging populations, the demographics of most emerging-market countries look more attractive. We especially like India, which has one of the youngest populations anywhere in the world. And in stark contrast to most developed countries, where productivity growth has fallen, India’s productivity growth has risen.

An interesting anecdote regarding the relative opportunities in emerging markets versus developed markets is the recent announcement that Wal-Mart is pursuing a stake in Flipkart, India’s largest e-commerce company. Apparently, Wal-Mart realizes one of the best ways to grow is to target countries that, relative to the U.S., are much earlier in their demographic and productivity cycles.

With sincere thanks for your continued investment and for your trust,

Sam Stewart

Information in this document regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this document. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

Wasatch Advisors is the investment advisor to Wasatch Funds.

As of September 30, 2016, the Wasatch Large Cap Value Fund held 4.1% of its net assets and the Wasatch Long/Short Fund held 1.3% of its net assets in Wal-Mart Stores, Inc. No Wasatch Funds were invested in Flipkart, a private company, as of September 30, 2016.

Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

The investment objectives of the Wasatch Large Cap Value Fund are to seek capital appreciation and income. The investment objective of the Wasatch Long/Short Fund is capital appreciation.

Brexit is an abbreviation for “British exit,” which refers to the June 23, 2016 referendum whereby British citizens voted to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

The financial crisis of 2007-09, also known as the global financial crisis (GFC) and 2008 financial crisis, is considered by many economists to have been the worst financial crisis since the Great Depression of the 1930s.

Valuation is the process of determining the current worth of an asset or company.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund — Investor Class rose 10.69% for the 12-month period ended September 30, 2016. The Fund trailed the 15.47% return of the Russell 2000 Index and the 12.12% return of the Russell 2000 Growth Index.

Information-technology (IT) companies were among the Fund’s top gainers for the year. IT and biotechnology are two areas where we see strong potential for sales and earnings growth. Some of our consumer-discretionary holdings were weaker, the reasons for which we describe later in this discussion.

To recap 2016 so far, the calendar year began with large stock-market declines on fears regarding lower oil prices, widening credit spreads, potential interest-rate increases by the U.S. Federal Reserve (Fed) and slowing economic growth in China. These stock-market declines were particularly brutal for growth-oriented companies in general and for biotech companies in particular.

By early February, however, fears subsided and stock prices almost across the board began a rebound that continued throughout the second and third calendar quarters of 2016 — notwithstanding some hiccups along the way. Growth-oriented stocks and biotechs tended to fully participate in the rebound. But for the 12-month period, they generally lagged the broader indices due to their more-significant losses early in 2016.

On September 21st, Fed Chair Janet Yellen confirmed widespread expectations in the financial markets that the Fed wouldn’t immediately raise the federal-funds target rate. Ms. Yellen also expressed optimism regarding labor conditions and overall economic progress in the United States. These signals from the Fed, along with no major shocks in political and business news, helped keep equities on relatively stable footing for the remainder of the period ended September 30, 2016.

DETAILS OF THE YEAR

We have held Copart, Inc. in the Fund for over 18 years because this provider of auctions for salvaged vehicles has continued to grow and improve its business. Over the past year, Copart has seen growth reaccelerate after working through some tough comparisons and has continued to gain market share. Our long-term commitment was rewarded as the stock was up more than 60%, making Copart the Fund’s top contributor to performance over the past 12 months.

Seattle Genetics, Inc., a biotech company, was also a strong performer for the Fund. In its most-recent reporting period, the company saw excellent sales growth for its cancer drug ADCETRIS.® But we think the bigger reasons for the stock’s price increase were general optimism regarding biotech stocks after earlier declines to more-attractive valuations and speculation that several companies in the space are takeover targets.

Printing company Cimpress N.V. (better known in its advertisements as Vistaprint), software provider Cornerstone OnDemand, Inc., and waste-disposal company Waste Connections, Inc. were other top contributors for the year.

Among the detractors from performance over the past 12 months were one of our discount airlines and a couple of food and restaurant companies.

Allegiant Travel Co. is a regional air carrier that caters to budget-conscious flyers. Allegiant saw its stock price drop as summer travel levels came in below expectations and larger carriers continued to pursue increased market share through price-cutting. While we believe Allegiant has long-term competitive advantages, its short-term stock performance may depend on energy prices staying at lower levels and on decisions by carriers to be less aggressive in expansion of capacity.

Food and restaurant companies like Zoe’s Kitchen, Inc. and Fiesta Restaurant Group, Inc. experienced falling stock prices largely due to difficult comparisons with previous revenues that had been particularly robust. In addition, there’s been some food-price deflation, which tends to make consumers more price-aware and lowers sales over the short term — although reduced food costs could boost profits over the long term.

OUTLOOK

The economy has had difficulty growing since the financial crisis ended in 2009. While we can’t change the economy’s sluggishness, which we expect to persist based on the demographics of an aging population and lingering debt problems, we can remain focused on our investment discipline. We seek to invest in companies where we can assess the quality of management and evaluate its success by tracking the company’s financial metrics over time.

As always, we’re searching for companies with the potential to grow their sales and earnings at attractive levels for at least the next five years. In the current environment of sub-par economic growth and high stock valuations, we’d be pleased with relatively moderate growth for companies with greater levels of predictability and at least 15% growth (our traditional metric) for companies with lower levels of predictability.

We focus on company fundamentals within the context of industry dynamics — whether those dynamics be making the most of the e-commerce revolution, or bucking the online trend in areas less susceptible to online competition. We believe such an investment approach is the most prudent way to consistently uncover growth opportunities over time and is the path to long-term success.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	10.69%	15.31%	8.20%
Core Growth (WIGRX) — Institutional	10.83%	15.40%	8.24%
Russell 2000® Index	15.47%	15.82%	7.07%
Russell 2000® Growth Index	12.12%	16.15%	8.29%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.17% / Institutional Class — Gross: 1.13%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Cornerstone OnDemand, Inc.	3.8%
Cimpress N.V.	3.4%
Copart, Inc.	2.9%
Waste Connections, Inc. (Canada)	2.9%
Tyler Technologies, Inc.	2.7%

Company	% of Net Assets
Seattle Genetics, Inc.	2.6%
Credit Acceptance Corp.	2.6%
ICON plc (Ireland)	2.5%
MEDNAX, Inc.	2.5%
Balchem Corp.	2.4%

*	As of September 30, 2016, there were 63 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indices.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Associate Portfolio Manager	OVERVIEW During the 12 months ended September 30, 2016, the Wasatch Emerging India Fund — Investor Class gained 11.98%. The Fund surpassed its bench- mark, the MSCI India

Investable Market Index, which rose 7.50%.

Positive economic data and a resurgence in corporate profits supported Indian equities and reinforced the country’s position as a bright spot in emerging markets. With China’s economy slowing and Russia and Brazil struggling with recession, India’s stellar growth increased its appeal to international investors.

After two years of weak monsoons, the return of normal rains to India spurred optimism that higher farm production would keep food costs and inflation in check. The monsoon affects summer and winter crops and waters over half of India’s farmland.

Slowed by cooling food prices, India’s consumer-price index posted an annual increase of 5.05% in August —  down from 6.07% in July and the smallest such rise since March. The dip in inflation gave India’s newly formed monetary-policy committee all the scope it would later need to lower borrowing costs in support of economic growth. A sustained decline in global crude-oil prices has also helped to push down India’s rate of inflation.

DETAILS OF THE YEAR

The financial and industrial sectors of the market were the Fund’s greatest sources of outperformance relative to the benchmark. The prospect of lower interest rates supported shares of financial companies, while a pickup in economic activity boosted industrial stocks. The Fund’s scant holdings in the poor-performing information-technology and telecommunication-services sectors were another reason it outgained the benchmark by as much as it did.

The Fund’s strongest contributor to performance for the year was Bajaj Finance Ltd. This non-bank financial company is the lending arm of the Bajaj Group — a well-regarded Indian industrial house founded in 1926. Bajaj Finance offers a broad spectrum of lending services that include vehicle loans, mortgage loans and commercial loans. Propelled by favorable earnings reports and increased demand for credit, the company’s shares advanced steadily throughout the period.

MakeMyTrip Ltd. was our second-best contributor. The leading online travel agency (OTA) in India, MakeMyTrip is likely in our view to emerge as the dominant player in a very large market. Profitability thus far has been elusive, as the company has found itself in a period of intense competition. There are indications, however, that its latest efforts are gaining traction. We see the recent investment by Ctrip, the dominant OTA in China, as another positive sign. We think Ctrip will provide MakeMyTrip with valuable board insight gleaned from China’s similar period of competitive intensity.

Third-largest contributor Quess Corp. Ltd. is an industrials holding added in late June during its initial public offering. Quess is an integrated provider of business services. Formalization of India’s economy is driving increased outsourcing of janitorial services, industrial management, staffing and other services the company offers to its customers.

Concerns about heightened regulatory scrutiny of India’s pharmaceuticals industry impacted several of the Fund’s holdings. These included Lupin Ltd. and Caplin Point Laboratories Ltd. — as well as the Fund’s greatest detractor from performance for the year, Marksans Pharma Ltd. We liquidated the Fund’s investments in all three companies to seek better opportunities elsewhere.

Another weak stock in the Fund was Welspun India Ltd., a global supplier of home-textile products. The company’s share price tumbled in August after U.S. retailer Target severed ties with Welspun, accusing it of having used non-Egyptian cotton in some of its Egyptian-cotton bed sheets. Although the company’s image has suffered, we believe the effects are likely to be temporary.

OUTLOOK

Despite recent technological advances, productivity growth has stagnated in most developed economies. When combined with aging populations in many countries, this often means businesses are competing in industries that are expanding slowly. Such conditions can make for a difficult investment environment.

India, however, is reaping a demographic dividend from its young and growing population. Productivity growth is higher in India, and the Modi government’s business-friendly initiatives offer the prospect of even more rapid improvements. In early August, for example, lawmakers in India’s upper house approved a constitutional amendment to replace the country’s current maze of local tax levies with a national goods-and-services tax (GST). Once fully implemented, the GST is expected to significantly lower the cost of doing business in India, while streamlining administration and enforcement.

With approximately 65% of Indians still living in rural areas, we believe ongoing urbanization holds great potential for expanding India’s middle class. In turn, we expect growing household incomes to continue driving increased demand for consumer goods and services. The result is that domestically oriented Indian companies are likely to find themselves operating in industries that are getting larger. In our experience, such growth industries typically offer attractive opportunities for bottom-up stock picking.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India (WAINX) — Investor	11.98%	13.66%	10.69%
Emerging India (WIINX) — Institutional	12.31%	13.73%	10.75%
MSCI India IMI	7.50%	5.79%	0.27%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class — Gross: 1.87%, Net: 1.75% / Institutional Class — Gross: 1.75%, Net: 1.50%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Bajaj Finance Ltd. (India)	4.6%
MakeMyTrip Ltd. (India)	4.1%
Dr. Lal PathLabs Ltd. (India)	3.5%
Quess Corp. Ltd. (India)	3.2%
Berger Paints India Ltd. (India)	3.2%

Company	% of Net Assets
Natco Pharma Ltd. (India)	2.8%
Somany Ceramics Ltd. (India)	2.6%
UPL Ltd. (India)	2.6%
Pidilite Industries Ltd. (India)	2.6%
Manpasand Beverages Ltd. (India)	2.5%

*	As of September 30, 2016, there were 61 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: April 26, 2011. The MSCI India IMI (Investable Market Index) is designed to measure the performance of the large-, mid- and small-cap segments of the Indian market. The Index covers approximately 99% of the free-float adjusted market capitalization of the Indian equity universe. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Roger Edgley and Scott Thomas.

Ajay Krishnan, CFA Lead Portfolio Manager	Roger Edgley, CFA Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Emerging Markets Select Fund — Investor Class gained 10.54% in the 12 months ended September 30, 2016. The Fund lagged its benchmark, the MSCI Emerging Markets Index, which rose 16.78%.

The prospect of continued monetary stimulus from central banks in the U.S. and Japan underpinned support for emerging-market equities for most of the year. With interest rates low and growth sluggish in most of the developed world, emerging markets remained among a limited number of options for investors seeking higher returns.

Shares of large companies held in exchange-traded funds (ETFs) and market indices benefited the most as investors sought exposure to emerging markets. Holdings of large exporters, for example, helped the benchmark achieve above-average returns in both Korea and Taiwan. Although the Fund invests in companies of all sizes, its positions in lesser-known and less-widely followed companies hurt performance relative to the benchmark.

Other sources of underperformance for the Fund included India and Mexico, where equity markets were less favorable. While our stocks posted gains ahead of the benchmark in both countries, our overweight allocations to India and Mexico were headwinds for the Fund.

Brazil was the Fund’s best-performing country. Investor sentiment improved significantly after a change in government sparked optimism for the approval of austerity measures needed to fight the country’s ongoing recession.

DETAILS OF THE YEAR

The Fund’s top contributor to performance was Bajaj Finance Ltd. This non-bank financial company offers a broad spectrum of lending services in India. Propelled by favorable earnings reports and a pickup in loan demand, shares of Bajaj Finance advanced steadily over the period.

MercadoLibre, Inc. was the second-largest contributor. MercadoLibre hosts online-commerce platforms in Latin America. Acceleration in the company’s business pushed its stock price higher. According to the company’s most-recently reported quarter, items sold on MercadoLibre’s platforms were up 44.7% from the year-ago period. With

Latin American e-commerce still in its early stages, we think the company is well-positioned due to increasing online retail penetration throughout the region.

Third-best contributor Raia Drogasil S.A. operates the largest drug-store chain in Brazil. Drug stores were a bright spot in Brazil’s sputtering economy. Shares of Raia Drogasil also benefited from the company’s solid earnings growth and Brazil’s improving investment environment.

The Fund’s greatest detractor from performance was Indian drug maker Lupin Ltd. Concerns about heightened regulatory scrutiny impacted Lupin and other Indian pharmaceutical manufacturers. We later sold the stock when competitive pressures on Lupin also began to increase.

Welspun India Ltd., a global supplier of home-textile products, was the Fund’s second-largest detractor. The company’s share price tumbled in August after U.S. retailer Target severed ties with Welspun, accusing it of having used non-Egyptian cotton in some of its Egyptian-cotton bed sheets. Although the company’s image has suffered, we believe the effects are likely to be temporary.

The Fund’s third-largest detractor was HCL Technologies Ltd. HCL is an Indian information-technology (IT) company providing infrastructure-management services. With increased competition pressuring the profit margins of India’s IT outsourcers, we decided to move on.

OUTLOOK

Despite the sub-par results of equity markets in India, Mexico and the Philippines this year, these countries remain among our favored emerging markets. Rapid household formation in India is creating what we consider to be attractive investment opportunities. Areas of concentration in the Fund include industries tied to India’s transition from joint-family living arrangements to nuclear-family residences.

Although conditions in Mexico were more challenging than we had expected, we think investor sentiment has become too negative. The Mexican peso, like some other emerging-market currencies, now appears undervalued relative to the U.S. dollar. While we continue to monitor the business trends of the companies we own, we believe the fundamentals underlying our Mexican investments remain intact.

In the Philippines, investor confidence was shaken after Philippine president Rodrigo Duterte threatened a “bloody” confrontation with China and publicly insulted U.S. President Barack Obama. The Duterte regime’s brutal crackdown on the illegal-drug trade was an additional source of discomfort for international investors.

We think President Duterte’s remarks are unlikely to derail a Philippine economy in which approximately 70% of output is driven by private consumption. With gross domestic product (GDP) expanding at an annual rate of 7.0% in the second quarter, the Philippines currently boasts the second-fastest growth in Asia. As in India and Mexico, we believe our long horizon and company-focused investment discipline will serve our investors well over time.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	10.54%	N/A	-1.98%
Emerging Markets Select (WIESX) — Institutional	10.82%	N/A	-1.66%
MSCI Emerging Markets Index	16.78%	N/A	-1.24%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.75%, Net: 1.51% / Institutional Class — Gross: 1.52%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
MercadoLibre, Inc. (Brazil)	5.2%
Bajaj Finance Ltd. (India)	5.1%
Medytox, Inc. (Korea)	4.2%
GT Capital Holdings, Inc. (Philippines)	3.9%
Raia Drogasil S.A. (Brazil)	3.7%
Gentera S.A.B. de C.V. (Mexico)	3.6%

Company	% of Net Assets
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	3.5%
Asian Paints Ltd. (India)	3.4%
Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	3.2%
BGF Retail Co. Ltd. (Korea)	3.1%

*	As of September 30, 2016, there were 38 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure the equity market performance of emerging markets. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Andrey Kutuzov and Scott Thomas.

Roger Edgley, CFA Lead Portfolio Manager	Andrey Kutuzov, CFA Associate Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Emerging Markets Small Cap Fund —  Investor Class gained 11.73% for the 12 months ended September 30, 2016 and lagged the benchmark MSCI Emerging Markets Small Cap Index, which returned 12.65%.

Emerging-market equities bounced back over the past 12 months following a difficult period. Unlike a year ago, China’s slowing economic growth became less of an issue for emerging-market investors. In addition, many emerging-market currencies remained attractively valued relative to the U.S. dollar.

Our structurally overweighted allocation to India and the outperformance of the Fund’s Indian holdings contributed significantly to performance versus the Index during the year. Consistent with a broad pickup in the Indian economy, we have seen improvement in the fundamentals and faster growth for the majority of the Indian companies we follow. The Fund also benefited from the outperformance of our holdings in Brazil, Thailand and Mexico.

China is worth mentioning due to our structurally underweighted position. China was an underperforming market this past year, so the Fund benefited relative to the benchmark from the outperformance of our Chinese stocks and our dramatically underweighted position. Given the challenges we see for investing in China, we feel entirely comfortable with our allocation.

The South Korean government’s decision to allow public and private pension funds to invest in exchange-traded funds favored large-company stocks at the expense of small-company stocks. As a result of this and other developments, Korea was a weak-performing market for the Fund and its small-cap benchmark.

DETAILS OF THE YEAR

Wasatch has over a decade of experience investing in India, the Fund’s most-heavily weighted country. Indian companies generally have benefited from the Modi government’s new initiatives, which are designed to further the country’s growth and development. In addition, Indian companies often exhibit the quality metrics we favor.

One of the Fund’s largest contributors to performance for the year was Bajaj Finance Ltd. This non-bank financial company offers a broad spectrum of lending services in India, including vehicle loans, mortgage loans, consumer loans and commercial loans. Shares of Bajaj Finance jumped in late July after the company reported a 54% increase in profit after tax compared to the same quarter in 2015.

On the flip side, the Fund’s biggest detractor from performance was Marksans Pharma Ltd. Marksans sells branded and generic drugs in India and internationally, with the United Kingdom (U.K.) accounting for approximately 40% of revenues. Shares of Marksans tumbled in January on news that one of its manufacturing plants had failed an inspection by its U.K. regulator. Our research indicates those deficiencies have been rectified.

Brazil is going through the worst recession on economic record. The recession has not come from some external event but is partially the result of a huge political and corruption mess, occurring when the economy was maturing well into a business cycle. Uncertain and tainted leadership has led to very low levels of confidence in the government, affecting business and consumer spending and investment. Brazil has suffered cuts in gross domestic product (GDP), a depreciating currency and a downgrade to its sovereign debt rating.

We’re impressed by how some of the Brazilian companies in which we’ve invested have navigated this challenging environment. An example is Raia Drogasil S.A., the Fund’s top contributor for the 12-month period. In 2015 — a recession year — the drug-store chain was able to increase its margins, cash flow and investment over the prior year.

Two of the Fund’s biggest detractors for the 12-month period were Korean companies. We sold Interpark Holdings Corp. on deteriorating fundamentals. We continue to hold Hanssem Co. Ltd., a furniture retailer. We think the weakness in Hanssem’s stock was related to investor concerns regarding Korea’s property market and stricter regulations for mortgages.

OUTLOOK

We believe the fundamental case for investing in emerging markets has not changed and remains attractive. Stock valuations are attractive and, despite recent gains against the U.S. dollar, our view is that a number of emerging-market currencies remain undervalued. We believe low energy prices are likely to provide an additional boost to emerging economies like India that are net importers of oil. While we remain cautious toward countries tied to the production of oil and other natural resources, we continue to favor countries such as India, Taiwan, Mexico and the Philippines. Our view toward China remains cautious due to structural concerns.

Thanks to the deep and broad small-cap universe, we’re finding opportunities in a number of emerging markets. We continue to research a rich set of companies we consider to be high quality.

We appreciate your continued support.

Current	and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap (WAEMX) — Investor	11.73%	4.92%	3.68%
Emerging Markets Small Cap (WIEMX) — Institutional	11.73%	4.92%	3.68%
MSCI Emerging Markets Small Cap Index	12.65%	4.72%	0.37%
MSCI Emerging Markets Index	16.78%	3.03%	-0.79%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class: 1.91% / Institutional Class — Gross: 1.82%, Net: 1.80%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Ennoconn Corp. (Taiwan)	2.6%
Poya Co. Ltd. (Taiwan)	2.5%
Raia Drogasil S.A. (Brazil)	2.4%
Clicks Group Ltd. (South Africa)	2.0%
Medytox, Inc. (Korea)	1.9%
Britannia Industries Ltd. (India)	1.9%

Company	% of Net Assets
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	1.9%
Bajaj Finance Ltd. (India)	1.8%
Unifin Financiera SAPI de C.V. SOFOM (Mexico)	1.8%
Security Bank Corp. (Philippines)	1.8%

*	As of September 30, 2016, there were 96 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: October 1, 2007. The MSCI Emerging Markets and Emerging Markets Small Cap indices are free float-adjusted market capitalization indices designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indices.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Jared Whatcott and Scott Thomas.

Roger Edgley, CFA Lead Portfolio Manager	Jared Whatcott, CFA Portfolio Manager	Scott Thomas, CFA Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund — Investor Class declined -4.89% for the 12 months ended September 30, 2016. The Fund’s benchmark, the MSCI Frontier Emerging Markets Index, was up 6.80%.

Since the beginning of the 12-month period, emerging markets have seen strong performance, while frontier markets have lagged. There has been significant disparity between the returns of frontier markets like Pakistan and Vietnam and some of the equity markets in Africa. Within frontier markets in general, we are seeing a smaller set of countries with growth and structural characteristics we find attractive.

Like emerging markets, we have seen the case for investing in frontier markets and the Middle East North Africa (MENA) region also become more narrow and specific. A number of countries, including Egypt and Nigeria, have had substantial political and economic challenges, which have severely hurt their equity markets. The Middle East has been hurt by the price of oil, which is significantly off its highs.

DETAILS OF THE YEAR

The biggest change in frontier markets in the past few years has been the underperformance of Africa. Some of the reasons are structural, like poor export performance with commodity weakness and knock-on currency effects, and some are political. The “Arab Spring” for the MENA region has not translated into more open governments and economies. Instead, it has created more security concerns for countries like Egypt, and these concerns have also hurt currency flows.

Nigeria — the largest country by population and the largest economy in Africa — was especially disappointing, and the Fund was hurt by weakness in the Nigerian currency. Consumer companies in Nigeria struggled during the fiscal year as they saw their import costs rise and as record low oil prices caused the incomes of many households to decline in dollar terms. As a result of this weak macro environment, Nestlé Nigeria plc and Nigerian Breweries plc were the Fund’s two biggest detractors for the year. Nestlé has been active in Nigeria for over half a century. With strong brands and 80% local production of food items, Nestlé has developed a much better pricing and cost structure than competitors. Even though the recent environment was less than ideal, we have little doubt that the company will be bigger and stronger in the next five to 10 years. Similarly, we think Nigerian Breweries also has a strong growth outlook.

Egypt’s Juhayna Food Industries was the Fund’s third-largest detractor. In addition to the challenging environment for Egyptian companies in general, Juhayna did not live up to our expectations and we have decided to seek better opportunities elsewhere.

Vietnam was the Fund’s top-contributing country over the past 12 months led by Vietnam Dairy Products JSC (Vinamilk), a leading dairy company in Vietnam. With the stock up approximately 70%, Vinamilk contributed the most on a company basis to the Fund’s performance for the year. Along with Vinamilk’s strong brand and distribution network, the company stands out among Vietnamese peers in terms of management caliber and corporate governance.

Pakistan, in our view, is one of the strongest growth markets in our universe and was a big return contributor to the Fund for the 12 months. Pakistani companies have been huge beneficiaries of improved social-economic conditions supported by a burgeoning consumer class. The Fund’s second-best contributing company for the year was Searle Company Ltd., a pharmaceutical manufacturer with leading products in a variety of drug categories, including the number-one cough syrup in the country. Searle has been among the best performers in the Pakistani market, and it wasn’t until our investment team had already discovered the company and met with management in Karachi that the stock was finally covered by sell-side analysts.

OUTLOOK

The story of investing in emerging and frontier markets is ultimately one of innovation, incremental efficiencies, gaining access to markets, and improving corporate governance.

We have been increasing Pakistan’s weight in the Fund, as we see robust conditions for growth and strong earning potential from its corporations with low relative valuations. In addition to Pakistan, we also have been increasing our weights in Argentina, Vietnam, Bangladesh, the Philippines and Colombia. The trends in Latin America have been improving — some of this is commodity and currency related. In contrast, we have been lowering our overall weight in Africa.

We have been increasing our financials sector weight, notably in the banking industry. We see banks as attractively valued and well-positioned for growth as the economic cycle improves in many countries. On the other hand, the consumer-staples sector has struggled to perform and we have reduced the Fund’s weight.

In conclusion, we see the focused changes we have been making to the Fund as positive and reflective of the opportunities available. The Wasatch research team continues to travel extensively across emerging and frontier markets. We are maintaining the Fund’s focus on companies that we see as high quality with outstanding long-term growth potential.

We very much appreciate your ongoing support.

Current	and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries (WAFMX) — Investor	-4.89%	N/A	6.60%
Frontier Emerging Small Countries (WIFMX) — Institutional	-4.53%	N/A	6.69%
MSCI Frontier Emerging Markets Index	6.80%	N/A	3.16%
MSCI Frontier Markets Index	0.91%	N/A	5.39%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.28%, Net: 2.25% / Institutional Class —  Gross: 2.09%, Net: 2.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Commercial International Bank S.A.E. (Egypt)	4.1%
Vietnam Dairy Products JSC (Vietnam)	3.5%
Ayala Corp. (Philippines)	3.5%
Square Pharmaceuticals Ltd. (Bangladesh)	2.7%
Credicorp Ltd. (Peru)	2.7%

Company	% of Net Assets
Safaricom Ltd. (Kenya)	2.4%
Ayala Land, Inc. (Philippines)	2.4%
Habib Bank Ltd. (Pakistan)	2.4%
Lucky Cement Ltd. (Pakistan)	2.3%
FPT Corp. (Vietnam)	2.3%

*	As of September 30, 2016, there were 71 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indices are free float-adjusted market capitalization indices designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indices.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Ajay Krishnan.

JB Taylor Lead Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager	OVERVIEW Led by strong contributions from the information-technology, industrials and consumer-discretionary sectors, the Wasatch Global Opportunities Fund — Investor Class

gained 13.73% for the 12 months ended September 30, 2016, slightly underperforming the benchmark MSCI All Country (AC) World Small Cap Index, which rose 14.21%. The Fund benefited from stock selection in all three sectors as well as from a large overweighting versus the benchmark in information technology.

On a country basis, Japan and India were two of the leading contributors to Fund performance. Supported by the Bank of Japan’s accommodative monetary policy and our focus on companies with innovative business models, the Fund’s Japanese holdings were major gainers throughout most of the year. That said, we’ve adopted a more-cautious view of the Japanese market going forward.

In India, our holdings have benefited as the country reaps a demographic dividend from its young and expanding population. Indian productivity growth is high, and the Modi government’s business-friendly initiatives offer the prospect of even more rapid improvements.

DETAILS OF THE YEAR

MercadoLibre, Inc. was the top contributor to Fund performance for the year. This $8.4 billion market-cap company hosts e-commerce platforms in 13 Latin American countries, including Brazil, Argentina and Mexico. As the dominant e-commerce player in Latin America, the company has benefited both from strong regional growth and from the continuing migration of retail sales from brick-and-mortar stores to the online environment.

With the release of a positive earnings report in early September, the Fund’s investment in HealthEquity, Inc. posted a significant gain, adding to the company’s strong performance since January’s market decline. The company reported second-quarter net income of $8.2 million, nearly double that of the year-ago period. HealthEquity is a U.S.-based health-care company that provides an online platform to manage a variety of health-care accounts.

Cornerstone OnDemand, Inc. was another leading contributor to Fund performance. Despite being barely profitable, top-line growth of around 25% and speculation that the company is an acquisition target resulted in strong stock-price performance throughout the year. This U.S.-based company provides a suite of four talent-management SaaS (software-as-a-service) applications to recruit, train, manage and connect people across an organization. The company has a sizable customer base with recurring revenues, is expanding market share and is developing new products.

Allegiant Travel Co. was the largest detractor from Fund performance for the year as rising oil prices and increasing competition took their toll. Less-than-stellar summer traffic volumes also hurt the company’s financial results. Nevertheless, we think the real driver of Allegiant’s growth prospects is that the airline makes effective use of older planes to serve smaller markets. By promoting low fares to lure travelers, Allegiant keeps those planes relatively full. As the airline continues to add planes and routes, we believe its earnings and stock price will increase over the long term.

Another detractor from Fund performance was Mumbai-based Marksans Pharma Ltd., which manufactures and markets branded prescription and over-the-counter drugs in India and internationally. Following problems with labeling and production delays, we exited our position in the company as we saw more attractive opportunities elsewhere.

The Fund’s investment in PRA Group, Inc. also lost ground during the year. The company purchases, collects and manages defaulted consumer receivables. The stock price declined precipitously from November through February, as revenue and net income fell. Largely based on a string of missed earnings reports, we sold our shares of the stock.

OUTLOOK

For more than a year, our investments in Japan generally outperformed the benchmark’s Japanese allocation and contributed significantly to Fund performance. Although Japan has some systemic problems with an aging population and high debt levels, our investments were especially well-timed. In the past few months, however, as it’s become evident that the government’s efforts to spur economic growth are having little to no effect, we’ve been reducing our allocation.

That raises the question regarding where to initiate new investments and where to increase existing investments. In the wake of the Brexit vote, we’re taking a very cautious approach with respect to further investments in mainland Europe and the United Kingdom (U.K.). We’re currently underweighted relative to the benchmark in mainland Europe, and we see little reason to change. Although we’re slightly more positive on the U.K., we’re moving the composition of the Fund’s portfolio away from domestic companies and toward businesses that are more globally focused.

We’re also looking for additional investments in Australia and emerging markets, especially India. With approximately 65% of Indians still living in rural areas, we believe ongoing urbanization holds great potential for expanding India’s middle class. Increased demand for consumer goods and services should result in domestically oriented Indian companies operating in industries that are getting larger. In our experience, such growth industries typically offer attractive opportunities for bottom-up stock picking.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities (WAGOX) — Investor	13.73%	12.33%	17.19%
Global Opportunities (WIGOX) — Institutional	13.73%	12.33%	17.19%
MSCI AC World Small Cap Index	14.21%	12.47%	15.21%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.56% / Institutional Class — Gross: 1.46%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Cornerstone OnDemand, Inc.	2.7%
Patrizia Immobilien AG (Germany)	2.7%
Unifin Financiera SAPI de C.V. SOFOM (Mexico)	2.5%
HealthEquity, Inc.	2.4%
Seattle Genetics, Inc.	2.2%

Company	% of Net Assets
MercadoLibre, Inc. (Brazil)	2.1%
Sartorius Stedim Biotech (France)	2.1%
Medytox, Inc. (Korea)	2.1%
Ultimate Software Group, Inc. (The)	2.0%
Cavium, Inc.	1.9%

*	As of September 30, 2016, there were 87 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: November 17, 2008. The MSCI AC (All Country) World Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed and emerging markets. You cannot invest directly in this or any index.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Ken Applegate, Linda Lasater and Kabir Goyal.

Roger Edgley, CFA Lead Portfolio Manager	Ken Applegate, CFA Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund —
Investor Class gained 12.73%
for the 12
months ended September 30, 2016. The Fund underperformed its benchmark, the MSCI AC World Ex-U.S.A. Small Cap Index, which gained 13.38%.

Over the course of the year, global markets were volatile but generally positive (in terms of local currencies), despite uncertainties such as the possible effect of Brexit,

Linda Lasater, CFA Associate Portfolio Manager	Kabir Goyal, CFA Associate Portfolio Manager

the June 23rd referendum whereby the United Kingdom (U.K.) voted to leave the European Union. Central-bank policies around the world remained supportive, acknowledging that the global economic recovery remains fragile. Emerging markets have stabilized, underpinned by positive fund flows and compelling valuations.

DETAILS OF THE YEAR

The U.K. was a weak-performing market for the year, especially in the run-up to the Brexit vote, although stock prices bounced back in the quarter after the vote. During the 12-month period, the Fund was overweighted in the U.K. and our holdings underperformed the U.K. companies in the benchmark. In the wake of the Brexit vote, we believe the probability of a property-market decline has increased. Housing prices in the U.K. have been elevated for some time, and the uncertainties in the job market following the vote as well as depreciation of the pound may create a tipping point. As such, we have reduced our holdings in U.K. financials, particularly in companies with large exposures to the weak housing market and consumers. Two positions we eliminated were Shawbrook Group plc, a bank that specializes in the buy-to-let market, and OneSavings Bank plc, a company operating in the buy-to-let, residential-mortgage and personal-loans segments. These two former holdings were the largest detractors among our U.K. investments for the year.

The company that detracted the most from the Fund’s performance was KEPCO Plant Service & Engineering Co.

Ltd. We sold our shares in this Korean power plant maintenance service provider when we saw delays in international projects, a key driver of growth for the company, turning into cancellations, a development we think is likely to persist.

Japan and Australia were the Fund’s top-contributing countries for the 12-month period. Australia’s Domino’s Pizza Enterprises Ltd. was the Fund’s largest contributor to performance. The company continued to execute well on the new regions acquired over the last two years. Innovation and technology are driving strong sales and efficiencies for Domino’s. Our second-best contributor was Japan’s Cosmos Pharmaceutical Corp., a concept similar to Walgreens and CVS in the United States. Cosmos offers low-priced prepackaged food, which helps to drive foot traffic, and the company makes a nice margin on add-ons like beauty products (toiletries, cosmetics, etc.) and over-the-counter medicines. The stronger yen allows Cosmos to import goods at a lower price, which is a saving that could be used to improve margins or could be passed on to customers.

Since the beginning of 2016, we have been increasing our weighting in emerging markets given the relatively attractive valuations we have been seeing in our high-quality opportunity set.

OUTLOOK

Our discipline is to research and buy the stocks of companies that we believe are high quality with long-duration growth potential at reasonable prices. This keeps us focused on the companies’ long-term opportunities and the ways they create value for their shareholders. While low-quality or value stocks can do well for short periods of time, companies with strong competitive positions, outstanding business models and good management teams — have the potential to outperform the market.

The small-cap universe is deep and broad and, while conditions are uncertain and volatile, we are finding opportunities across all of our markets. We remain especially positive on emerging markets given relatively more attractive valuations and a rich set of companies we consider to be high quality, particularly in countries like India. Some countries with smaller populations like Australia and those in Scandinavia are also punching above their weight in terms of the number of high-quality companies we have found.

We still believe Japan is an extremely inefficient market. Due to improvements in corporate governance, many Japanese companies are meeting our standards for quality. However, valuations and investors crowding into these high-quality companies have led us to be more cautious.

In the U.K., we made minor adjustments to our positioning, favoring global companies that have the potential to grow regardless of Brexit, and that may even benefit from the weaker currency.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Growth (WAIGX) — Investor	12.73%	13.60%	7.56%
International Growth (WIIGX) — Institutional	12.84%	13.63%	7.57%
MSCI AC World Ex-U.S.A. Small Cap Index	13.38%	8.60%	4.59%
MSCI World Ex-U.S.A. Small Cap Index	13.50%	9.72%	4.11%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.50% / Institutional Class — Gross: 1.37%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Patrizia Immobilien AG (Germany)	2.9%
Abcam plc (United Kingdom)	2.7%
Domino’s Pizza Enterprises Ltd. (Australia)	2.4%
Sartorius Stedim Biotech (France)	2.4%
Cosmos Pharmaceutical Corp. (Japan)	2.4%

Company	% of Net Assets
Seria Co. Ltd. (Japan)	2.4%
Vitasoy International Holdings Ltd. (Hong Kong)	2.3%
Medytox, Inc. (Korea)	2.0%
MISUMI Group, Inc. (Japan)	1.9%
Ipsen S.A. (France)	1.9%

*	As of September 30, 2016, there were 86 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Jared Whatcott and Linda Lasater.

Jared Whatcott, CFA Portfolio Manager	Linda Lasater, CFA Portfolio Manager	OVERVIEW The Wasatch International Opportunities Fund — Investor Class gained 22.73% for the 12 months ended September 30, 2016 and outperformed the MSCI All Country (AC)

World Ex-U.S.A. Small Cap Index, which gained 13.38%.

DETAILS OF THE YEAR

Global stocks generally had strong performance over the course of the year, despite a period of weakness surrounding the Brexit vote, whereby British voters approved a referendum in June to leave the European Union. Stocks quickly recovered in the quarter following the Brexit vote and ended the 12-month period on a strong note. China’s gross domestic product (GDP) growth has been better than expected, which eased some concerns on global growth drivers. In addition, the commitment of the world’s central bankers to maintain easy monetary policy and economic-stimulus measures supported both developed- and emerging-market equities. Emerging-market stocks did especially well and, given the Fund’s overweighting in emerging-market equities, the improving momentum was beneficial.

Even with relatively strong performance around the globe, the Fund managed to outperform the Index across developed, emerging and frontier geographies over the past 12 months. Stock-picking in emerging markets was especially helpful to the Fund’s performance. Indonesia, Taiwan and Turkey were the largest contributors to the Fund’s performance in emerging markets.

Among developed markets, Japan and Australia were the Fund’s top-contributing countries. Consumer discretionary was the Fund’s top-contributing sector. Australian online travel company Webjet Ltd. was the clear leader among our consumer-discretionary stocks and was the Fund’s top overall contributor for the year. The company has profited from strong travel momentum aided by a cheaper Australian dollar. Webjet not only reported strong organic growth, but also benefited from signing a deal with a European holiday company, from which it will receive 3,000 hotel contracts.

The information-technology (IT) sector was another area of strength for the Fund, primarily due to the outstanding performance of our Japanese companies, notably Dip Corp. and Gurunavi, Inc. Dip Corp. is an operator of websites focused on part-time and seasonal jobs in Japan. Gurunavi operates a multi-language search-engine platform for restaurants in Japan. Overall, the Fund’s IT names posted a significantly better gain than the benchmark’s IT sector.

Indonesian pharmaceutical company PT Kimia Farma Persero Tbk was the second-best contributor to the Fund’s performance for the year and was a big reason the health-care sector added significantly to the Fund’s return. We expect Kimia Farma to be a major beneficiary of Indonesia’s national health program expansion and the strong subsequent growth in the generic-drug market.

The Fund’s substantially underweighted position in the U.K. helped performance relative to the benchmark for the 12-month period. However, our U.K. stocks underperformed those in the benchmark and detracted from the Fund’s overall return.

The biggest individual detractor from the Fund’s performance for the year was Pepsi Cola Products Philippines, Inc. High sugar costs impacted the company’s margins. In addition, a threatened tax on sugary drinks, which didn’t materialize, spooked some investors. More recently, foreign investors took issue with inflammatory rhetoric from the Philippines’ new president. Despite these outside pressures, we felt encouraged about the company’s momentum after talking to the CFO who said that the new snacks business is taking off, sugar costs are coming down, and the non-carbonated drinks segment is gaining traction.

We sold the Fund’s second-biggest detractor, Wawel S.A., a Polish confectionery manufacturer of mainly chocolates, to seek better opportunities elsewhere. The company’s stock had been struggling in the face of the economic and political headwinds buffeting Eastern Europe, and we didn’t see any significant tailwinds.

OUTLOOK

After years of global integration led by multilateral agreements and advances in technology, the drive toward economic openness has seemingly begun to stall. With cross-border flows of capital and people coming under political fire across much of the developed world, free trade and the global market-oriented system is increasingly at risk. As alarming as some of the rhetoric has been, it remains difficult to predict how these global political trends along with new fiscal measures will interact with central-bank actions going forward.

Fortunately, our investment process at Wasatch doesn’t rely on having to accurately predict the results of these ventures into uncharted macroeconomic and political territories. In fact, our goal is simple, if not daunting: to take a universe of approximately 10,000 stocks from around the world and uncover what we consider to be the highest-quality “World’s Best Growth Companies” — those companies that have the ability to survive and even thrive in the uncertain environments in which they operate.

As we tenaciously travel the globe in search of these rare, small gems — whether in Africa, Europe or Japan (places we visited in the third quarter of 2016) — we are continually impressed with the strong, innovative management teams and great business models just waiting to be discovered among the world’s micro-cap companies. As a result, we can’t help but be optimistic about the future.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Opportunities (WAIOX) — Investor	22.73%	15.02%	8.63%
International Opportunities (WIIOX) — Institutional	23.49%	15.16%	8.70%
MSCI AC World Ex-U.S.A. Small Cap Index	13.38%	8.60%	4.59%
MSCI World Ex-U.S.A. Small Cap Index	13.50%	9.72%	4.11%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 2.23% / Institutional Class — Gross: 1.96%, Net: 1.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Webjet Ltd. (Australia)	2.9%
7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	2.4%
Okamoto Industries, Inc. (Japan)	2.4%
Gurunavi, Inc. (Japan)	2.2%
Dip Corp. (Japan)	2.0%

Company	% of Net Assets
Collins Foods Ltd. (Australia)	1.7%
Trade Me Group Ltd. (New Zealand)	1.6%
Hu Lane Associate, Inc. (Taiwan)	1.6%
Cloetta AB, Class B (Sweden)	1.4%
Pepsi-Cola Products Philippines, Inc. (Philippines)	1.3%

*	As of September 30, 2016, there were 119 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch Large Cap Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Large Cap Value Fund — Investor Class gained 13.92%, while the benchmark Russell 1000 Value Index returned 16.20% for the 12-months ended September 30, 2016.

The period opened with stocks on an upswing, as investors appeared to have digested uncertainties around China’s growth and U.S. Federal Reserve (Fed) policy. Market sentiment continued to benefit from the extraordinary efforts on the part of central banks overseas to stimulate growth. The outlook for the U.S. economy was supported by data suggesting that workers were finally poised to experience meaningful growth in wages. Given this backdrop, the Fed’s December move to hike its benchmark short-term rate was widely anticipated and did little to stir the markets.

However, 2016 opened with data showing a contraction in China’s manufacturing sector, leading Chinese stock indices to hit their circuit breakers and dragging down stocks globally. Adding to pressure on risk assets, crude oil prices slid to the $30 a barrel range as January progressed. Equities turned upward in mid-February and eventually more than recovered the ground lost, supported by the ongoing extraordinary efforts on the part of the world’s central banks to promote growth, along with a recovery in the price of oil. In late June, markets were rocked by the surprising outcome of the “Brexit” referendum in the United Kingdom. While the equity markets stabilized after a matter of days, U.S. Treasury rates hovered near historical lows following the ensuing flight to safety.

The Fund’s performance benefited from stock selection within real estate, and to a lesser degree within industrials and consumer staples. Selection within financials and information technology detracted from performance relative to the benchmark.

DETAILS OF THE YEAR

Leading contributors to the Fund’s performance for the 12 months included EPR Properties, a real estate investment trust (REIT) focused on entertainment-related properties including movie theaters, golf courses, casinos and water parks. Investors were attracted to EPR’s strong, diversified business profile and high dividend in a low interest rate environment.

Within health care, a position in Johnson & Johnson was a standout performer. Johnson & Johnson has internationally diversified business lines that encompass medical devices, pharmaceuticals and consumer products. Results for the pharmaceutical segment have exceeded expectations, and investors also appreciated the company’s AAA credit rating given the uncertain macroeconomic backdrop.

Consumer staples giant Proctor & Gamble Co. saw its share price rise as operating results have improved on stronger sales efforts, the spinning out of lower return product lines and reinvestment where growth and returns are more attractive.

On the downside, financial services provider Voya Financial, Inc. saw its stock price decline, hurt by the pushed- back expectations for Fed action on interest rates. In addition, the company is viewed as vulnerable to financial market volatility as a result of annuity business it wrote in the mid-2000s that was based on guaranteeing a certain return to retirement investors. We sold our position given the stock’s volatility.

A position in Macy’s, Inc. performed poorly. The strong U.S. dollar has led to reduced international tourist traffic at its flagship Manhattan store. More broadly, Macy’s has been impacted along with other brick-and-mortar retailers from growing e-commerce competition. Like Voya, we sold Macy’s in order to focus on more attractive opportunities.

Shares of Wells Fargo & Co. suffered along with those of the larger banking industry on the outlook for interest rates to stay “lower for longer,” as well as from regulatory scrutiny of the bank’s sales practices.

OUTLOOK

While the U.S. economy continues to show moderate progress, our stance in the Fund has become more cautious overall. With interest rates already at historic lows, the efforts of central banks to stimulate economies are having little, if any, effect. Corporate profits have been falling, even as equity valuations are fairly extended. Market volatility has been low, indicating that investors may have become complacent. Against this backdrop, we have been shifting out of cyclical companies and into more stable areas of the market such as health care, real estate investment trusts (REITs) and consumer staples, while maintaining a focus on relative value.

We have been trimming our financial holdings on strength, even where valuations remain below average by historical measures, on the view that the price-to-earnings multiples awarded the sector may not return to past levels. Of note, in some indices, real estate stocks were recently pulled out of the financials sector and assigned to a new real estate sector under the classification system used to categorize companies within certain equity benchmark indices. This may have the effect over time of supporting REIT valuations as professional investors are confronted with the need to more closely analyze the space.

In broad terms, the Fund continues to have a bias toward larger market capitalization companies that we believe are better positioned to weather shifting sentiment with respect to the global growth outlook. Recently, we have worked to lower the market sensitivity of the Fund, on the view that market upside has become more limited.

We believe the Fund is well-positioned for the longer term, and thank you for your continued investment.

Current	and future holdings are subject to risk.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Large Cap Value (FMIEX) — Investor	13.92%	11.52%	5.50%
Large Cap Value (WILCX) — Institutional	13.97%	11.63%	5.55%
Russell 1000® Value Index	16.20%	16.15%	5.85%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Large Cap Value Fund are Investor Class — Gross: 1.12%, Net: 1.10% / Institutional Class — Gross: 1.44%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Duke Energy Corp.	4.3%
Johnson & Johnson	4.2%
Exelon Corp.	4.2%
Wal-Mart Stores, Inc.	4.1%
Pfizer, Inc.	4.1%

Company	% of Net Assets
JPMorgan Chase & Co.	4.1%
Cisco Systems, Inc.	4.1%
Procter & Gamble Co. (The)	4.0%
Citigroup, Inc.	3.9%
General Electric Co.	3.8%

*	As of September 30, 2016, there were 33 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indices.

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers led by Michael Shinnick and Terry Lally.

Michael Shinnick Lead Portfolio Manager	Terry Lally, CFA Portfolio Manager	OVERVIEW Stocks opened the period on a positive note, as investors appeared to have digested uncertainties around China’s growth and U.S. Federal Reserve (Fed) policy. In addition, data sug-

gesting that workers were finally poised to experience meaningful growth in wages supported the outlook for the U.S. economy. Given this backdrop, the Fed’s December move to hike its benchmark short-term rate was widely anticipated and caused little stir in the equity market.

Sentiment shifted dramatically as 2016 opened. Data showing a contraction in China’s manufacturing sector led to a plunge in Chinese stocks that dragged down stocks globally. Adding to pressure on risk assets, crude oil prices slid to the $30 a barrel range as January progressed. Equities turned upward in mid-February and eventually more than recovered the ground lost, supported by the ongoing extraordinary efforts on the part of central banks globally to promote economic growth. In late June, markets were rocked by the United Kingdom’s “Brexit” referendum. While equity markets stabilized after a matter of days, U.S. Treasury rates hovered near historical lows following the ensuing flight to safety.

For the 12 months ended September 30, 2016, the Wasatch Long/Short Fund — Investor Class gained 13.38% versus a 15.43% return for the S&P 500 Index. The long portion of the Fund’s portfolio outperformed the benchmark, led by stock selection within energy and consumer discretionary, while the short side of the portfolio detracted in a rising market.

DETAILS OF THE YEAR

A number of longstanding energy holdings performed well in the period as prices recovered for both oil and natural gas. These included diversified energy company Unit Corp. and exploration and production firms Denbury Resources, Inc. and Bill Barrett Corp. Several holdings within information technology also performed well, led by consumer electronics icon Apple, Inc. We purchased Apple during the period after the stock had sold off, and quickly made it one of our largest positions. Our optimism was rewarded as the release of an upgraded iPhone was well received, helping to ease concerns that the company’s growth trajectory had stalled. Information-management company Iron Mountain, Inc. also outperformed in the period. The stock has benefited from the company’s 2014 conversion to a real estate investment trust against a backdrop of historically low interest rates.

The Mosaic Co. was the leading detractor on long side. The fertilizer company saw its results negatively impacted by a weakened global outlook for potash demand. We believe Mosaic is attractively valued and positioned to benefit from increased merger and acquisition activity in the materials sector.

A position in Ulta Salon, Cosmetics & Fragrance, Inc. was the leading detractor on the short side. Ulta’s stock price has been the beneficiary of double-digit same-store growth, which we do not believe is sustainable. Shorts in ZELTIQ Aesthetics, Inc. (non-invasive fat reduction) and Inogen, Inc. (oxygen therapy devices), a pair of specialty health-care companies trading at high multiples of earnings, were also notable detractors.

Recent changes in the portfolio included eliminating a long position in footwear retailer DSW, Inc. in anticipation of an earnings disappointment. We took advantage of a take-out bid to sell fuel and convenience retailer CST Brands, Inc. New long positions were initiated in BofI Holding, Inc. and KeyCorp, banks that we believe are positioned to show improving results despite the extended outlook for low interest rates. We also reinitiated a position in agricultural chemical and biotechnology company Monsanto Co. on news of a proposed acquisition by German counterpart Bayer AG.*

Recently added short positions included contract driller Helmerich & Payne, Inc., which we shorted largely as a hedge against our long energy holdings. We also initiated a short in electric car company Tesla Motors, Inc. after reviewing the impact on the company’s financial position of its merger with SolarCity Corp.*

OUTLOOK

We have continued to reduce the Fund’s net exposure to the market due to relatively full equity valuations and signs that U.S. economic growth is becoming more sluggish. In addition, risk conditions as evidenced by the artificially low interest rate environment suggest the potential for a return to heightened market volatility. We are looking to maintain the Fund’s net long position at around 40%. We believe this is a prudent approach in an environment where the risks appear to be greater than the potential rewards.

Our recent move to align the Fund’s sector weightings more closely with those of the benchmark is designed to tighten the focus on stock selection as a driver of performance. We are pleased with the recent performance of the Fund, and believe the market currently comprises a promising opportunity set for our strategy going forward.

Thank you for the opportunity to manage your assets.

*	As of September 30, 2016, the Wasatch Long/Short Fund was not invested in Bayer AG or SolarCity Corp.

Current and future holdings are subject to risk.

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Long/Short (FMLSX) — Investor	13.38%	5.19%	4.22%
Long/Short (WILSX) — Institutional	13.71%	5.32%	4.28%
S&P 500® Index	15.43%	16.37%	7.24%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.20%	0.08%	0.84%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are — Investor Class: 1.61% / Institutional Class — Gross: 1.47%, Net: 1.46%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. Expenses include dividend expense on short sales and interest expense. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 12/13/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 12/13/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

The Fund makes short sales of securities, which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Apple, Inc.	4.0%
QUALCOMM, Inc.	3.1%
United Continental Holdings, Inc.	3.0%
Oracle Corp.	2.9%
General Motors Co.	2.9%

Company	% of Net Assets
Medtronic plc	2.9%
Michael Kors Holdings Ltd.	2.9%
Citigroup, Inc.	2.8%
Chico’s FAS, Inc.	2.8%
Outfront Media, Inc.	2.8%

*	As of September 30, 2016, there were 39 long and 26 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indices.

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Dan Chace.

Dan Chace, CFA Lead Portfolio Manager

OVERVIEW

In the 12 months ended September 30, 2016, the Wasatch Micro Cap Fund gained 16.04%. The Fund outgained its benchmark, the Russell Microcap Index, which rose 13.47%.

Equities advanced for most of the year in an environment in which growth was scarce, valuations rich, and market moves largely driven by broader sentiment. After declining sharply from December through early February, stocks quickly regained their lost ground as investor fears evaporated. Investors also appear to have shrugged off June’s Brexit vote in the United Kingdom, presumably with the expectation that the uncertainty it has created will only prolong the highly accommodative monetary policies of the world’s central banks. In late September, the U.S. Federal Reserve’s (Fed’s) decision not to raise interest rates gave further juice to the market.

In the micro-cap equity market especially, we believe it pays to be an active investor rather than to simply own the Index. Indices are often structured with disproportionate exposures to certain sectors in contrast to investment styles such as ours that seek to invest in growth and innovation.

The Wasatch approach served the Fund well during the fiscal year, with outperformance coming mainly from information technology (IT) and financials. While IT has traditionally been a mainstay of the Fund, financials are an area in which the Fund has found itself underweighted. Although banks currently represent approximately 15% of the micro-cap benchmark, the U.S. banking industry is not one that is dynamic and growing. While we do invest in banks that we believe have compelling product strategies and favorable geographic locations, we’ve never been able to find enough of them to get close to the benchmark’s weighting.

DETAILS OF THE YEAR

The Fund’s strongest contributor to performance for the year was Trupanion, Inc. The company provides medical-insurance plans for cats and dogs. We like Trupanion’s long-run prospects, as pet insurance is very underpenetrated in the U.S. We significantly trimmed the position during the year to maintain our desired weighting for the stock in the Fund.

USA Technologies, Inc. provides cashless systems for vending machines. We first discovered and contacted USA in June 2014 when its market capitalization was $66 million — small even by micro-cap standards. We established and added to the Fund’s position later that year and gradually increased it as we watched how management executed its business plan and furthered our research. Recent conversations with the company and its customers have increased our confidence. The stock was our second-largest contributor to performance for the year.

The third-largest contributor, LGI Homes, Inc., is a homebuilder based in Texas. Since the period of overbuilding prior to the Great Recession, new-home construction has significantly lagged long-term averages. Although construction is recovering, we believe it still has room to expand as long as the U.S. economy stays reasonably healthy. LGI caters to first-time, entry-level home buyers — a segment we consider attractive given today’s low interest rates and the rising cost of renting.

The Fund’s greatest detractor from performance was Papa Murphy’s Holdings, Inc. The company owns, operates and franchises take-and-bake pizza stores. Papa Murphy’s share price tumbled in May after same-store comparable sales fell short of expectations due to distractions from the company’s digital-marketing launch.

Cardiovascular Systems, Inc., our second-largest detractor, is a medical-device company specializing in minimally invasive treatments for vascular diseases. With the company’s shares languishing on slowing sales growth, we liquidated the Fund’s position in Cardiovascular Systems early in the year. Based on our independent research and conversations with the company, we concluded that its sales-force strategy was problematic and a rapid pickup in growth was unlikely.

Another weak stock in the Fund was Welspun India Ltd., a global supplier of home-textile products. The company’s share price fell in August after U.S. retailer Target severed ties with Welspun, accusing it of having used non-Egyptian cotton in some of its Egyptian-cotton bed sheets. Although the company’s image has suffered, we believe the effects are likely to be temporary. In our view, Welspun’s positive attributes continue to make it a worthwhile holding for the Fund.

OUTLOOK

As the past year demonstrated, accommodative monetary policy combined with “good enough” economic and earnings growth can provide a favorable backdrop for U.S. equities — especially micro caps. Looking forward, however, we would not be surprised to see volatility increase and the market give back some of the gains it has made. For our part, we are more focused on business trends at our portfolio companies and continue to be comfortable in the aggregate with the underlying fundamentals of our holdings.

We were pleased by the pickup we observed in micro-cap initial public offerings (IPOs) during the final few weeks of the fiscal year. Prior to that, IPOs had been down significantly from their levels of 2015. Although IPO participation is not a major part of our investment strategy, we think a healthy IPO market is important for a couple of reasons. First, IPOs are needed to replace companies that graduate out of the micro-capitalization asset class. Second, we believe a healthy micro-cap IPO calendar helps to sustain investor interest and create a deeper, more-liquid market for micro-cap equities.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap	16.04%	14.74%	5.76%
Russell Microcap® Index	13.47%	16.37%	5.50%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 1.90%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
LGI Homes, Inc.	2.8%
HealthEquity, Inc.	2.7%
Superior Uniform Group, Inc.	2.4%
MakeMyTrip Ltd. (India)	2.2%
CareTrust REIT, Inc.	2.1%

Company	% of Net Assets
Ensign Group, Inc. (The)	2.0%
Tyler Technologies, Inc.	2.0%
Installed Building Products, Inc.	2.0%
Natco Pharma Ltd. (India)	1.9%
Gruh Finance Ltd. (India)	1.9%

*	As of September 30, 2016, there were 93 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

In the 12 months ended September 30, 2016, the Wasatch Micro Cap Value Fund gained 12.04%. The Fund lagged its benchmark, the Russell Microcap Index, which rose 13.47%.

Slow economic growth and benign inflation provided a favorable environment for equities for most of the year. According to recent figures from the Commerce Department, real U.S. gross domestic product (GDP) grew at a seasonally adjusted annual rate of 1.4% in the second quarter of 2016. While that was up from 0.8% in the first quarter, it indicated an economy performing well below its potential. With growth opportunities scarce and interest rates extremely low, micro-cap stocks remained among the limited options available to investors seeking attractive returns.

Although very slow economic growth typically would not be constructive for stocks, the U.S. Federal Reserve (Fed) has distorted the current situation through its unusually accommodative monetary policy. By holding interest rates near zero and depriving investors of safe yield, the Fed has effectively pushed savers into risky assets such as stocks and bonds. The push has driven price-to-earnings (P/E) multiples and other valuation measures for U.S. equities significantly above their historical norms.

As the market advanced, we applied our discipline of reducing Fund positions in stocks that had risen substantially and reinvesting the proceeds in more-reasonably valued issues. Despite generally higher P/E multiples, we were able to bring down the Fund’s cash position from approximately 14% of assets at the beginning of the period to around 8% by the end of the fiscal year. Even so, the Fund’s cash position was a headwind to performance and was the primary reason the Fund rose less than its benchmark.

DETAILS OF THE YEAR

The Fund’s strongest contributor to performance for the year was Fabrinet. The company manufactures optical components used to move and store electronic data. The build-out of large data centers for cloud-based computing is driving strong demand for Fabrinet’s products. We expect migration to the cloud to continue benefiting the company for at least the next few years.

Hudson Technologies, Inc. was another top contributor. Hudson is the largest U.S. recycler and processor of the refrigerant chlorodifluoromethane (more commonly known as HCFC-22 or R-22). The company has benefited from a decision by the U.S. Environmental Protection Agency to phase out virgin production of R-22 due to its ozone-depletion potential. In addition, Hudson was awarded a five-year contract with the U.S. Department of Defense for the management and supply of refrigerants, compressed gases and related items.

A company we added to the Fund was Ollie’s Bargain Outlet Holdings, Inc. Through its off-price business model and unique, treasure-hunt shopping experience, Ollie’s seeks to differentiate itself from online retailers and other brick-and-mortar discounters. We believe well-situated operators such as Ollie’s offer attractive growth potential even as competition in the retail industry continues to intensify.

While the Fund’s U.S. holdings significantly outgained the benchmark during the period, our international positions underperformed. This group included a number of equities impacted by the United Kingdom’s (U.K.) vote in June to leave the European Union. Also included was the Fund’s greatest detractor from performance for the year, Marksans Pharma Ltd.

Marksans sells branded and generic drugs in India and internationally, with the U.K. accounting for approximately 40% of revenues. Shares of Marksans tumbled in January on news that one of its manufacturing plants had failed an inspection by its U.K. regulator. Our research indicates those deficiencies have been rectified.

Roadrunner Transportation Systems, Inc., our second-largest detractor, was sold after earnings and revenues at the company fell short of expectations. Roadrunner provides asset-light transportation and logistics services. With low shipping volumes in the road-and-rail industry likely in our view to continue, we decided to move on.

OUTLOOK

The P/E multiple expansion observed in equities during the third calendar quarter of 2016 was especially noteworthy considering the weak economic backdrop. The fact that investors now tend to view economic data primarily in terms of its likely impact on Fed policy — rather than on equity fundamentals — illustrates the extent to which the Fed is distorting financial markets.

Based on statements from Fed officials, it seems clear that the Fed would like to move toward a more-normal interest-rate environment. However, it apparently feels constrained by the weak economy. Thus, every additional piece of soft economic data is cheered by investors and viewed as justification for even higher P/E ratios.

In terms of the threat it poses to corporate profits, the upward pressure on wages that we are beginning to observe is troublesome. With profit margins already very high by historical standards, the simultaneous normalization of profit margins and P/E multiples would be a double-whammy for equities. That is to say, corporate earnings would fall even as those earnings were awarded lower multiples by investors.

Consequently, we believe it’s as important as ever to seek reasonably valued companies with attractive long-term prospects. And with higher interest rates inevitable in our view, we have begun reducing the Fund’s holdings of interest-sensitive securities such as real-estate investment trusts (REITs).

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value	12.04%	16.74%	8.88%
Russell Microcap® Index	13.47%	16.37%	5.50%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are Gross: 2.09%, Net: 2.03%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Fabrinet	1.8%
Hudson Technologies, Inc.	1.6%
Tower Semiconductor Ltd. (Israel)	1.6%
BofI Holding, Inc.	1.4%
Tactile Systems Technology, Inc.	1.4%

Company	% of Net Assets
Horizon Global Corp.	1.3%
ZAGG, Inc.	1.3%
John Bean Technologies Corp.	1.3%
LGI Homes, Inc.	1.3%
Tucows, Inc., Class A	1.2%

*	As of September 30, 2016, there were 110 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Jeff Cardon.

JB Taylor Lead Portfolio Manager	Jeff Cardon, CFA Portfolio Manager	OVERVIEW The Wasatch Small Cap Growth Fund — Investor Class rose 11.87% for the 12-month period ended September 30, 2016, trailing the 12.12% return of the Russell 2000 Growth Index and the 15.47% return of the Russell 2000 Index.

Among the Fund’s top contributors for the 12 months were companies in biotech and information technology, two areas with strong potential for sales and earnings growth. Some of our consumer-discretionary holdings and one of our discount airlines were weaker.

The 2016 calendar year commenced with large stock-market declines on fears regarding lower oil prices, widening credit spreads, potential interest-rate increases by the U.S. Federal Reserve (Fed) and slowing economic growth in China. These declines were particularly brutal for growth-oriented companies in general and for biotech companies in particular.

By early February, fears had subsided and stock prices generally began a rebound that continued through the end of September — with some bumps en route. Growth-oriented stocks and biotechs tended to fully participate in the rebound, but they generally lagged the broader indices due to their more-significant losses early in 2016.

On September 21st, Fed Chair Janet Yellen confirmed widespread expectations that the Fed wouldn’t immediately raise the federal-funds target rate. Ms. Yellen also expressed optimism regarding labor conditions and overall economic progress in the United States. The Fed’s signals, along with no major shocks in political and business news, helped keep equities on relatively stable footing as the period ended.

DETAILS OF THE YEAR

The Fund’s top contributors included newer holdings in high-growth sectors as well as a couple of stalwart holdings that have benefited the Fund for years. Cornerstone OnDemand, Inc., a provider of employee career management software, was the top contributor. The company has reined in costs and focused on more profitable sales, with dramatic impact on operating results.

Seattle Genetics, Inc., a biotech company, was also a strong performer. In its most-recent reporting period, the company saw excellent sales growth for its cancer drug. But we think the bigger reasons for the stock’s price increase in the latest quarter were general optimism regarding biotech stocks and speculation that several biotech companies are takeover targets.

Trucking leader Knight Transportation, Inc. and vehicle-auction company Copart, Inc. have been held in the Fund for

18 and 16 years, respectively, because we consider them to be high-quality companies that continue to find ways to grow. Both companies were top contributors during the period.

Allegiant Travel Co., a regional air carrier catering to budget-conscious flyers, saw its stock price drop as summer travel was below expectations and larger carriers sought increased market share through price-cutting. While we believe Allegiant has long-term competitive advantages, short-term stock performance may depend more on energy prices staying at lower levels and on less-aggressive capacity expansion by other carriers.

Food and restaurant companies like Papa Murphy’s Holdings, Inc., The Chefs’ Warehouse, Inc. and Zoe’s Kitchen, Inc. experienced falling stock prices largely due to difficult comparisons with previous revenues that had been particularly robust. In addition, there’s been some food-price deflation, which tends to make consumers more price-aware and lowers sales over the short term — although reduced food costs could boost profits over the long term. In the case of Papa Murphy’s, the take-and-bake pizza chain struggled through the launch of an online order platform, which hurt short-term results.

OUTLOOK

We’ve explored the reasons why high-growth consumer-discretionary companies have become harder to find in recent years. But that trend has also occurred to varying degrees in other sectors due to the tepid economic growth since the financial crisis ended in 2009.

While we can’t change the economy’s sluggishness, which we expect to persist based on the demographics of an aging population and lingering debt problems, we can remain focused on our investment discipline. Our research assesses the quality of management and evaluates its success by tracking the company’s financial metrics over time.

Our careful, company-specific approach contrasts with other approaches like momentum and factor-based investment strategies and strategies that attempt to correctly time cyclical macro themes such as commodity-price changes. A clear danger with these other approaches is relying too heavily on some characteristic — whether low volatility, high dividends or high price momentum — thereby risking losses when the characteristic falls out of favor among investors.

As always, we’re searching for companies with the potential to grow sales and earnings at attractive levels for at least the next five years. In the current environment of sub-par economic growth and high stock valuations, we’d like to see our more-stable growth companies produce relatively moderate growth and our less-predictable growers achieve at least 15% growth (our traditional metric).

As we search for outstanding investments, we focus on company fundamentals within the context of industry dynamics — whether those dynamics be making the most of the e-commerce revolution, or bucking the online trend in areas less susceptible to online competition. We believe our investment approach can consistently uncover growth opportunities and is the path to long-term success.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth (WAAEX) — Investor	11.87%	12.99%	7.95%
Small Cap Growth (WIAEX) — Institutional	12.02%	13.02%	7.97%
Russell 2000® Growth Index	12.12%	16.15%	8.29%
Russell 2000® Index	15.47%	15.82%	7.07%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.22% / Institutional Class — Gross: 1.09%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Cornerstone OnDemand, Inc.	4.7%
Ultimate Software Group, Inc. (The)	4.4%
Knight Transportation, Inc.	4.1%
Copart, Inc.	2.9%
Seattle Genetics, Inc.	2.9%

Company	% of Net Assets
ICON plc (Ireland)	2.4%
Cavium, Inc.	2.3%
MakeMyTrip Ltd. (India)	2.2%
Zendesk, Inc.	2.1%
Spirit Airlines, Inc.	2.1%

*	As of September 30, 2016, there were 101 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins Lead Portfolio Manager

OVERVIEW

Domestic small-cap value stocks generated a return of 18.81% for the 12-month reporting period, as gauged by the Fund’s benchmark, the Russell 2000 Value Index. The Wasatch Small Cap Value Fund — Investor Class returned 13.37%.

Although the Fund’s relative performance can shift on a year-to-year basis, we think our focus on best-in-breed, undervalued companies forms a solid foundation for longer-term results. We believe this is evident in the Fund’s outperformance of the Index over the five-year, 10-year and since-inception periods ended September 30, 2016.

DETAILS OF THE YEAR

A small group of underperforming stocks accounted for the majority of the Fund’s shortfall relative to its benchmark over the past 12 months. Foremost among these was Skechers U.S.A., Inc., a longtime holding that was adversely affected by increasing competition and fashion trends moving away from the type of footwear the company offers. We reduced the size of our position, and we were monitoring the company’s fundamentals closely as of the end of the period. Intrepid Potash, Inc., a fertilizer producer that struggled with slowing demand and rising inventories, and Kirkland’s, Inc., a home-décor retailer that reported weaker-than-expected sales, also detracted from performance. We sold the stocks of both companies.

If an investment idea doesn’t come to fruition — as was the case with these companies — we put our experience to work to determine if we should hold on to a position, or whether it is in fact a “value trap” (an undervalued stock that continues to weaken due to deteriorating fundamentals). Increasing competition, rising financial leverage, and increased default risk are important reasons for eliminating a position — even if the stock is “cheaper” than when we bought it. In addition, we will sell a stock any time we see that an anticipated catalyst has failed to emerge.

This process informed our decision to reduce the weighting in Skechers and sell Intrepid Potash and Kirkland’s. However, we also exercise discipline in the sense that we will maintain — or add to — an investment if we believe the fundamental story is intact. This was the case with Allegiant Travel Co. The discount airline’s stock price declined on concerns that lower fuel prices would lead to rising industry competition. On a longer-term basis, we think Allegiant can continue to take market share on the strength of a cost structure that is significantly lower than the larger airlines. This allows the company to serve markets where the larger carriers have chosen not to operate, which we believe is a distinct competitive advantage.

Our investment process also includes an emphasis on “Fallen Angels” — growth companies that temporarily fall into value territory due to short-term factors. The information-technology sector, where volatility is common, often provides us with successful Fallen Angel investments, as it did over the past 12 months. For instance, we established a position in the call-center software provider Interactive Intelligence Group, Inc. in early 2016 when the company’s transition to a greater focus on cloud computing created confusion among investors. Wasatch’s growth analysts knew the company well and their insight gave us the confidence to buy the stock at attractive levels in early 2016, a decision that paid off when the company ultimately received a buyout offer in July. Fabrinet, which we originally purchased as a Fallen Angel in early 2011, also produced a strong gain. As a maker of optical components, Fabrinet has capitalized on the build-out of global bandwidth, leading to a significant rally in its stock price. Fabrinet finished the year as the top contributor to Fund performance.

Ebix, Inc., a provider of software and e-commerce solutions to the insurance industry, is another Fallen Angel stock that added value during the period. We previously owned Ebix and we used our institutional knowledge to reinvest when we felt Ebix’s stock had been unjustly oversold in mid-2013. Since that purchase, Ebix has been one of our most rewarding investments. Outside of technology, Exact Sciences Corp. — developer of a non-invasive test for colon cancer — is another example of a successful investment in an undervalued growth stock. After conducting extensive research on the company for years, we established a position after the stock sold off early in 2016. Exact Sciences’ test was recently recommended for reimbursement by major insurance groups and the stock was rewarded.

OUTLOOK

We believe a degree of caution is warranted at this stage given our view that stock valuations have become stretched. High valuations alone are not enough to spark a downturn in equities, of course, but they do increase the potential risks in the event of unexpected, adverse headlines. We therefore adopted a more defensive posture in the latter part of the period, highlighted by our decision to maintain an above-average weighting in cash. In addition to its ability to cushion the downside, cash provides us with greater latitude to buy shares of companies at attractive prices in periods of market stress. Our discipline of letting stocks trade down to our target prices before investing has added value to the Fund over time, and we believe it remains a prudent way to manage our shareholders’ capital through shifting market environments.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	13.37%	16.32%	7.01%
Small Cap Value (WICVX) — Institutional	13.54%	16.47%	7.08%
Russell 2000® Value Index	18.81%	15.45%	5.78%
Russell 2000® Index	15.47%	15.82%	7.07%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.21% / Institutional Class — Gross: 1.20%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Ensign Group, Inc. (The)	3.1%
LGI Homes, Inc.	3.0%
Tower Semiconductor Ltd. (Israel)	2.9%
Arbor Realty Trust, Inc.	2.7%
Fabrinet	2.5%

Company	% of Net Assets
HEICO Corp., Class A	2.5%
Ebix, Inc.	2.5%
CareTrust REIT, Inc.	2.4%
Customers Bancorp, Inc.	2.4%
Solar Capital Ltd.	2.2%

*As	of September 30, 2016, there were 63 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH STRATEGIC INCOME FUND (WASIX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Lead Portfolio Manager

OVERVIEW

After several quarters of disappointing performance, the Wasatch Strategic Income Fund ended the fiscal year with a quarterly return in line with our expectations: 3.80% versus 3.85% for the S&P 500 Index. Our goal for the Fund was to achieve a return somewhere between its stock and bond benchmarks. For the fiscal year ended September 30, 2016, we were generally satisfied with the Fund’s 7.38% gain —
which trailed the S&P 500’s 15.43% advance, but exceeded the 5.19%

return of the Barclays Capital U.S. Aggregate Bond Index.

DETAILS OF THE YEAR

For the year, the only stocks adding more than one percentage point each to the Fund’s return were CBS Corp. and Comcast Corp. In the case of CBS, investors appeared to be pleasantly surprised by television-advertising strength, of which CBS is a significant beneficiary. Comcast benefited from a reduction in churn as its cable customers responded favorably to friendlier consumer policies.

The stock of Nu Skin Enterprises, Inc. also performed well for the year. The company was helped by the Federal Trade Commission settlement with fellow multi-level marketer Herbalife Ltd., which is also held in the Fund, as well as a better outlook for its China business.

NorthStar Realty Finance Corp. was the Fund’s only large loser, subtracting more than one percentage point from performance for the 12-month period. This was in spite of its impending three-way merger with NorthStar Asset Management Corp. and Colony Capital, Inc., which will eliminate NorthStar Realty’s burdensome management contract. As of September 30, 2016, the Fund held all three companies and had reduced its position in each.

Partially in response to the rough sledding the Strategic Income Fund experienced from mid-2015 through mid-2016, we held more than 20% cash during the most recent quarter, which helped reduce the Fund’s beta to less than 0.75. Our purpose in holding so much cash is to lower the sensitivity of the Fund’s returns relative to the market, as we believe the extended valuations of many stocks and bonds increase the odds of these assets encountering weak markets. And like the Boy Scouts, we want to “Be Prepared.”

The Fund’s primary investment focus continues to be on companies that we see as able and willing to pay a growing stream of dividends. Unfortunately, in recent months, the growth of our dividends was impeded by dividend cuts from Medallion Financial Corp. and Apollo Investment Corp. Prior to the dividend cut, we had pared our Medallion Financial position in half due to fear about continuing problems in its taxi medallion loan portfolio. Notwithstanding our lack of dividend growth recently, our 30-day net SEC yield as of September 30, 2016 was 2.65%, which was above the 2.19% yield of our bond benchmark and above the 2.16% yield of our stock benchmark.*

Speaking of dividends, a bright spot during the past few months was the performance of our “yield stocks,” which represent a small but important portion of the Fund’s portfolio. These stocks are generally mandated to pay out all of their earnings as dividends. While this means they aren’t likely to grow their dividends, they tend to offer much higher yields than our dividend growers. At fiscal year end, the yield on these stocks was in the 10% neighborhood, which is well above the yield of the Fund’s total portfolio.

During the third quarter of 2015, the prices of yield stocks suffered mightily, largely because investors feared that problems in the oil patch would extend beyond oil-related debt into the entire universe of yield-oriented investments. For much of the past 12 months, yield stocks remained down on the mat despite the low yields offered by dividend growers. In the past few months, however, yield stocks captured some attention from investors and rose across the board. This caused us to mostly eliminate PennantPark Investment Corp. and KCAP Financial, Inc. from the Fund, as we fear they potentially face dividend cuts. During the time we held these stocks, their dividend yields often exceeded 15% and, in KCAP’s case, our total return was about 30% since purchasing it last spring.

OUTLOOK

Looking ahead, we continue to prepare the Fund for a subdued business cycle, or “lower for longer” as some have termed it. While this environment will likely produce slower growth rates than our companies have experienced in the past, less cyclicality may be a beneficial side effect of slower economic growth. We try to invest in companies that will be able to grow their dividends even if the economy is sluggish.

Our main worry is that extended stock and bond valuations, primarily resulting from global stimulative monetary policy, will lead to a rougher landing than we had hoped. We will continue seeking to structure the Fund’s portfolio so as to minimize the impact of a rough landing.

Thank you for the opportunity to manage your assets.

*	The 30-day current net (“SEC”) yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized.

Current	and future holdings are subject to risk.

WASATCH STRATEGIC INCOME FUND (WASIX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Strategic Income	7.38%	12.29%	6.03%
S&P 500® Index	15.43%	16.37%	7.24%
Barclays Capital U.S. Aggregate Bond Index	5.19%	3.08%	4.79%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.51%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund has a concentration in the financials sector. Investing in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. The financials sector can be significantly affected by various market factors, which are described in more detail in the prospectus.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Comcast Corp., Class A	6.3%
CBS Corp., Class B	4.2%
Suncor Energy, Inc. (Canada)	3.6%
Herbalife Ltd.	3.5%
Magellan Midstream Partners L.P.	3.5%

Company	% of Net Assets
Canadian National Railway Co. (Canada)	3.1%
MasterCard, Inc., Class A	3.0%
Great Ajax Corp.	3.0%
Visa, Inc., Class A	3.0%
McKesson Corp.	2.7%

*	As of September 30, 2016, there were 54 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. You cannot invest directly in these or any indices.

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Ultra Growth Fund returned 20.08% for the 12-month period ended September 30, 2016. The Fund outgained its benchmark, the Russell 2000 Growth Index, which rose 12.12%.

As they have for the past several years, U.S. businesses operated in an environment of slow economic growth, low interest rates and benign inflation. The slowdown became particularly acute in the industrial and manufacturing segments. China’s shift from manufacturing and infrastructure spending toward a service-based economy has lessened demand for oil and industrial commodities. Low prices for those and other raw materials crimped activity in energy and mining, while a strong dollar and soft global demand put additional pressure on factories.

With industrial activity weak and households constrained by sluggish income growth, we focused on companies that we believe can take market share from their competitors. The rapid pace of technological change has allowed innovative companies to use recently developed technologies to disrupt entire industries. We aim to be on the right side of the disruption, with companies that we believe can capture a fair share of the value their products and services create.

In health care, that means finding companies with new drugs and therapies leading to better outcomes at lower cost. In information technology, we look for software companies and other innovators that enable their customers to become more efficient. And in retail, we seek companies that either benefit from the internet, or whose business models do not compete directly with e-commerce giants. We believe Wasatch has the resources and expertise necessary to navigate the changing technological landscape and that our investment performance during the fiscal year bears that out.

DETAILS OF THE YEAR

The Fund’s strongest contributor to performance for the year was PDF Solutions, Inc. The company provides technologies for optimizing the design and manufacture of integrated-circuit chips. Shares of PDF Solutions rose on growing optimism about its design-for-inspection initiative. The new technology seeks to change the current paradigm of visual chip inspection by incorporating small proprietary test vehicles directly into the chip’s design. Also helping to lift the stock were a pickup in PDF’s software business and an expected upswing in revenues tied to the next generation of smartphones.

Interactive Intelligence Group, Inc. provides communications and work-flow management software for call centers. We continued to own the company in the Fund despite operating losses as it shifted its business model from on-premise software to cloud-based solutions. Our patience was rewarded in late August when the company agreed to be acquired by a privately held competitor that needed Interactive Intelligence’s cutting-edge solution to refresh its own product cycle.

Exact Sciences Corp. is a health-care innovator that has developed a new molecular-screening test for colon cancer. Federal guidelines elevating the test to the same status as other screening options removed a roadblock that insurers could have used to restrict coverage. The test, known as Cologuard, is now covered for 62% of its total target population. With an added boost from better-than-expected earnings reports, Exact Sciences was another of the year’s strongest contributors.

The Fund’s greatest detractor from performance for the year was footwear manufacturer Skechers U.S.A., Inc. Skechers struggled with slowing sales growth, while operating expenses moved higher. The bankruptcies of Sports Authority and Sport Chalet increased inventory in the channel industry-wide, creating a near-term headwind. Although Skechers appears attractively valued, we are reevaluating our position on concerns about the company’s near-term business trends.

AtriCure, Inc. is a medical-device company whose products are used mainly in the treatment of atrial fibrillation. Investors reacted negatively when AtriCure lowered its 2016 financial guidance to reflect stepped-up investments in clinical trials, product development and sales. While the decline in share price made this holding the Fund’s second-largest detractor from performance for the year, we believe the company’s long-term growth prospects remain intact.

OUTLOOK

Referring to the third round of quantitative easing (QE3) from the U.S. Federal Reserve (Fed), we wrote in our annual commentary for September 2013:

With respect to the current economic recovery, the relevant question is, “Is it real, or is it QE3?”

Not only does the question remain as relevant today as it was three years ago, but the recovery’s weakness has made the issue all the more pressing. With yields on over $11 trillion of the world’s bonds currently below zero, there is little doubt that global quantitative easing has distorted financial markets. It stands to reason that the eventual normalization of those distortions is likely to pose challenges, both for financial markets and for the global economy.

Against that backdrop, we are carefully reviewing our holdings in an attempt to reduce risk. While we do not anticipate making major changes in the Fund, we have done selective selling based on company fundamentals, risk profiles and growth prospects. Our goal is to preserve recent gains to the extent possible, should the investment environment become less favorable. Given the importance we place on owning companies that we believe can continue to grow even in a weak economy, we regard the Fund’s overweight positions in technology and health care as natural outgrowths of our bottom-up investment discipline.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	20.08%	13.91%	7.00%
Russell 2000® Growth Index	12.12%	16.15%	8.29%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.38%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
FleetMatics Group plc	3.0%
Seattle Genetics, Inc.	2.8%
PDF Solutions, Inc.	2.7%
Ultimate Software Group, Inc. (The)	2.4%
Cornerstone OnDemand, Inc.	2.3%

Company	% of Net Assets
LGI Homes, Inc.	2.2%
Greenspring Global Partners II-B, L.P.	2.2%
Interactive Intelligence Group, Inc.	2.1%
MakeMyTrip Ltd. (India)	2.0%
AtriCure, Inc.	1.9%

*	As of September 30, 2016, there were 93 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Josh Stewart and Sam Stewart.

Josh Stewart Lead Portfolio Manager	Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The fiscal year ended September 30, 2016 began at a low point — the bottom of a selloff after markets panicked about China’s slowing economic growth last autumn. Thanks to starting from that low base,

the period was one of strong returns for many equity investors. The Wasatch World Innovators Fund — Investor Class rose 8.97% during the fiscal year, lagging the 12.25% return of the benchmark MSCI All Country World Investable Markets Index. The Fund’s underperformance, we believe, reflected our positioning in higher-quality companies that outperformed in the previous year and therefore didn’t benefit as much as the benchmark from the low starting point.

We think the narrative for the fiscal year, despite the upswing in stock prices, remains little-changed compared to the prior 18 months when equity markets were mostly on a downward trajectory. The current environment is defined by: 1) central banks’ loose monetary policy; 2) income-oriented investors reacting to low bond payouts by hunting for yields elsewhere, thereby pushing equities to historically expensive levels; and 3) most actors in the real economy not taking the low-interest-rate bait, refusing to invest en masse as returns seemed too low and too risky — resulting in soft and worsening economic growth rates.

DETAILS OF THE YEAR

Based on our increasing preference for businesses that aren’t overly capital-intensive and for those providing necessities rather than luxuries, we added several consumer-staples companies, including Whole Foods Market, Inc., the top name brand in organic groceries, and Sprouts Farmers Market, Inc., the smaller, regional, more value-based organic-food retailer. We also added Corby Spirit and Wine Ltd. This Canadian wine-and-spirits producer is successfully growing the craft and small-batch wine categories.

Although adding the largest Canadian bookseller, Indigo Books & Music, Inc., along with U.S. bookseller Barnes & Noble, Inc. (B&N) to our already-large position in Amazon.com might seem counterintuitive, we see these booksellers as providing more opportunities. After growing rapidly from 2009 through 2014, the e-book market lost ground in 2015, suggesting that a nice browsing experience, a cup of coffee and a bite to eat might still be relevant in the 21st century. Indigo has 50% market share of all books sold in Canada, has reinvented its stores, and has grown store comparisons in every quarter but one over the last two years. Barnes & Noble might be a year or two behind Indigo and has lots of work to do, but like Indigo it has a rock-solid balance sheet and the B&N stock trades at a meager multiple of core profits.

We’ve found several new ideas in the medical-diagnostics space. We added test-processing companies Miraca Holdings, Inc. (Japan), Quest Diagnostics, Inc. (U.S.) and test-kit developer bioMérieux (France). We think the diagnostics space has many attractive attributes including demographic tailwinds and rational, competitive price points.

Last but not least, we’ve found several disruptive and exciting online retailers that we think have Amazon-resistant business models. Banzai S.p.A. (Italy) and AO World plc in the United Kingdom, Germany and the Netherlands sell appliances online. Differentiating themselves from Amazon.com and many brick-and-mortar retailers, Banzai and AO World don’t just put a picture and a brief description of a washing machine on a website. Instead, they’re committed to providing outstanding service, including guaranteed same-day delivery, installation and removal of old units for recycling. High service standards have been driving strong growth for both companies.

Of the companies mentioned above, Amazon.com, Quest Diagnostics, bioMérieux and Miraca Holdings were positive contributors to Fund performance for the fiscal year, while Banzai, AO World, Sprouts Farmers Market and Barnes & Noble detracted from Fund performance.

OUTLOOK

We believe the combination of high asset prices sitting atop a flimsy foundation of slow sales growth and shrinking profits has created anxiety in the equity markets. Ironically, despite news headlines about lower volatility during the most-recent quarter, an analysis of the past few years shows that markets have been on a roller-coaster ride. Nonetheless, the press has a point that markets have recently held relatively steady. Unfortunately, without economic growth, we think there’s a ceiling on overall equity prices.

That’s the bad news. The good news is the world is more connected, flexible, fast and innovative than ever before. In addition, great, disruptive businesses can be started more efficiently than was previously possible. Just last month, for example, a good friend of ours didn’t bother calling a traditional bank when he needed additional funding to open his dream pizzeria. Instead, he created an iPhone video, and in two weeks raised more than he needed via crowdfunding. Our point is that the World Innovators theme of buying disruptive companies is alive and well in this “new normal” economy. While the whole pie may not be growing as fast as we’d like, the pieces of the pie are being redistributed to savvy new entrants and other market-share gainers, companies that we believe are the best investments if we can find them before they’re widely recognized.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
World Innovators (WAGTX) — Investor	8.97%	12.06%	7.82%
World Innovators (WIGTX) — Institutional	9.19%	12.10%	7.85%
MSCI AC World IMI	12.25%	10.87%	4.63%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are Investor Class: 1.76% / Institutional Class — Gross: 1.65%, Net: 1.55%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Fenix Outdoor International AG (Switzerland)	2.6%
Avon Rubber plc (United Kingdom)	2.4%
Take-Two Interactive Software, Inc.	2.4%
Quest Diagnostics, Inc.	2.3%
Gamma Communications plc (United Kingdom)	2.3%

Company	% of Net Assets
EVS Broadcast Equipment S.A. (Belgium)	2.3%
Amazon.com, Inc.	2.2%
DiaSorin S.p.A. (Italy)	2.1%
Oisix, Inc. (Japan)	2.0%
bioMérieux (France)	2.0%

*	As of September 30, 2016, there were 101 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC World IMI (All Country World Investable Market Index) is designed to measure the equity market performance of large, mid, and small cap securities across developed and emerging markets throughout the world. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

Paul Gifford, CFA Lead Portfolio Manager	Erik Clapsaddle, CFA Associate Portfolio Manager	OVERVIEW The Wasatch-1st Source Income Fund returned 2.58% for the fiscal year (the 12 months ended September 30, 2016), while the Barclays Capital U.S. Government/Credit Bond Index returned 3.52%. In

December 2015, for the first time in nine years, the Federal Reserve (Fed) increased the federal-funds target rate by 0.25 of a percentage point to a range of 0.25% to 0.50%. The front-end of the yield curve (bonds with maturities up to three years) moved higher over the past 12 months, and long-term bonds (those with maturities greater than 20 years) moved lower as the yield curve flattened for six consecutive quarters as of September 30, 2016.

DETAILS OF THE YEAR

The Fed has spent the past nine months determining when the next target rate increase will happen. The past six months brought differences of opinion among members of the Federal Open Market Committee (FOMC) as to when and how many times the target rate should be raised. At the September 2016 meeting, three members did not agree that the current target rate should be maintained. This was the first time there were three dissenters at an FOMC meeting since December 2014. Esther George, President of the Federal Reserve Bank of Kansas City, dissented for the fourth consecutive time and stated, “I don’t see better outcomes from waiting.”

Global central banks continued to drive easy monetary policy during the fiscal year as yields on some government bonds moved further into negative territory. The European Central Bank, the Bank of Japan and the Swiss National Bank spent the entire year with negative key rates. During the 12 months, six nations had negative yields on their 10-year bonds and negative yields on Switzerland’s government debt extended out to 50-year bonds. Although the number of bonds with negative yields reached an extraordinary level in mid-2016, yields had begun to rise as the period ended.

We would be neglectful to not mention “Brexit” (The June 23rd referendum whereby the citizens of the United Kingdom voted to leave the European Union.) The immediate reaction to Brexit was negative. Bond yields moved into historically low territory and global equities sold off rapidly. The 10-year U.S. Treasury note reached an all-time low yield of 1.318% two weeks after the vote and then rose 0.27 of a percentage point by September 30th.

OUTLOOK

Domestic economic data has been positive enough that the Fed hasn’t had to rapidly raise rates, but it has provided a backdrop that would allow for gradual increases. Our belief is that the primary factor driving U.S. rates lower and the Fed’s willingness to maintain interest rates at a “lower for longer” level has been the fragile global economy and an overwhelming amount of negative and close-to-zero yielding government debt.

The core of the Income Fund is invested in three types of fixed-income securities. We expect to add to other fixed-income investments, as we have done historically, when we see opportunities to add yield, increase diversification, improve the Fund’s long-term return potential, and where we find dislocation in the market.

The Fund’s largest exposure was to corporate bonds, which ended the year at 46% of total assets — almost identical to the previous year. The most notable change within corporate bonds over the past 12 months was increased allocation to bonds with BBB credit ratings. The Fund ended the 2015 fiscal year with 12% exposure to BBB credits. For the fiscal year ended September 30, 2016, the Fund’s BBB exposure had increased to 16.4%, though the Fund is still slightly underweighted relative to the benchmark. The average credit rating for the Fund’s corporate bonds was A2/A.

U.S. Treasuries and government-agency bonds are the Fund’s second type of core investments. They are intended to provide price stability and liquidity, as well as price upside when external events drive Treasury-bond yields lower. These fixed-income investments provide the Fund with the highest credit ratings of Aaa/AA+ by rating agencies Moody’s and S&P.

The Fund currently has a government-agency mortgage backed securities (MBS) allocation of 16%. We have found MBS and other fixed-income segments more attractive, as yields on U.S. Treasuries have declined for the second straight year. We like the additional government-guaranteed yield that agency MBS provide to investors, but are being defensive by owning MBS with a high weighted-average coupon.

We increased our allocation to taxable municipal bonds and asset-backed securities in 2016, as we found opportunities and more favorable credit spreads in these types of bonds. Our investments in preferred stocks have continued to provide attractive yields, diversification, and the potential for increased long-term returns relative to other fixed-income assets.

Thank you for entrusting us to manage your assets.

A credit rating is an assessment of the credit worthiness of individuals and corporations. It is based upon the history of borrowing and repayment, as well as the availability of assets and extent of liabilities. Ratings are issued by S&P or Moody’s and typically range from AAA (highest) to D (lowest). The credit quality of the investments in the Fund’s portfolio does not apply to the safety or stability of the Fund. Ratings and portfolio credit quality may change over time. Unrated securities do not necessarily indicate low quality. The Fund itself has not been rated by an independent rating agency. For information on the rating agency’s methodology visit: http://www.standardandpoors.com/home/en/us and http://www.moodys.com.

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Income	2.58%	1.62%	3.18%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	3.52%	2.45%	4.17%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.73%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 FIXED INCOME HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	8/15/19	3.8%
Morgan Stanley, MTN, 5.500%	7/24/20	2.0%
U.S. Treasury Note, 3.125%	5/15/21	1.9%
U.S. Treasury Note, 3.625%	2/15/20	1.6%
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%	9/20/19	1.6%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.250%	12/31/16	1.5%
BB&T Corp., MTN, 2.150%	3/22/17	1.5%
World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%	1/17/23	1.5%
General Electric Co., MTN, 5.400%	2/15/17	1.4%
PNC Bank NA, 3.800%	7/25/23	1.4%

*	As of September 30, 2016, there were 146 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH**

**	Excludes options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2016 (UNAUDITED)

Management Discussion

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

The third calendar quarter of 2016 was marked by sharp upswings and downswings in Treasury-bond yields. Most of the rising periods occurred when Fed officials indicated that the federal-funds rate would be hiked. Reversals coincided with weak economic developments. Thirty-year Treasury-bond yields gained 0.03 of a percentage point during the third calendar quarter, to a closing level of 2.31% on September 30, 2016. However, yields declined by 0.54 of a percentage point during the fiscal year (the 12-month period ended September 30, 2016).

For the past three and six months and for the fiscal year, the Fund returned 0.00%, 7.78% and 15.49%, respectively, while the benchmark Barclays Capital U.S. Aggregate Bond Index returned 0.46%, 2.68% and 5.19%, respectively. The Fund maintained its substantial outperformance over the Index for the five- and 10-year periods ended September 30, 2016.

DETAILS OF THE YEAR

Economic activity remained too slow and irregular for the Fed to carry through with those often-promised rate increases in the summer. Growth in real economic activity improved marginally, with the uptick concentrated in the volatile and quick-reversing international trade and inventory investment, areas of the economy that do not produce sustaining growth. The main domestic sectors of final demand — real consumer expenditures, real residential fixed investment and real housing investment — grew more slowly in the third quarter of 2016 than in the first half of the year. Although the Bureau of Economic Analysis has not released a preliminary estimate for third-quarter gross domestic product (GDP), growth for the fiscal year ended September 30, 2016 was substantially less than for fiscal 2015. Estimates from various tracking services indicate that earnings for S&P 500® Index companies registered their sixth consecutive decline in the third quarter.

Job gains have moderated significantly thus far in 2016. The average monthly increase in payroll employment was 178,000 for the first nine months of this year, down from 229,000 and 251,000 in 2015 and 2014, respectively. The quality of the employment also deteriorated, as high-paying manufacturing jobs fell. On average, the manufacturing sector reduced employment by 6,000 jobs per month, compared with gains of 2,000 and 17,000 in 2015 and 2104, respectively. In the latest 12 months, industrial production contracted 1.1%; excluding the automotive sector the drop was even larger. However, total vehicle sales in the first nine months of 2016 were slightly below the selling rate for all of 2015.

Inflation accelerated slightly in the third quarter of 2016 as medical care rose five times faster than the price of everything else. Costs under the Affordable Care Act jumped across the board. College costs also advanced, with educations being financed with massive new student loans. Rents also rose rapidly, but a boom in apartment construction suggests that rent gains will moderate. The prices of most discretionary goods either declined or were trendless, a reflection of the third consecutive year of decelerating economic growth.

OUTLOOK FOR THE YEAR

Textbooks have historically hypothesized that government expenditures lift economic growth by some multiple of every dollar spent through a positive government-expenditure multiplier. As such, deficit spending has been considered to be positive for economic expansion. If the expansion lasts long and generates faster actual and expected inflation, bond yields should rise according to Irving Fisher’s equation.

Impressive scholarly research demonstrates that the government-spending multiplier is in fact negative, meaning that a dollar of deficit spending slows economic output. The fundamental rationale is that the government has to withdraw, via taxes or borrowing from the private sector, to spend their dollars. When that happens, the more productive private sector of the economy has fewer funds to use to make productive investments. Thus, the economy slows as government spending increases. Further, as an economy becomes more over-indebted (studies suggest 70% to 90% government debt-to-GDP is the critical level), additional government spending slows growth even more due to non-interest costs such as misallocation of saving, reduced productive investment, weaker productivity growth and eventually deterioration in demographics. As underutilized resources build, inflation and subsequently interest rates fall. Increasing deficits have and will continue to result in lower, not higher, interest rates.

The economic horizon for 2017 is clouded by the increasing likelihood of further rises in government spending and debt. The inevitable result will be slower economic expansion and declining interest rates, a pattern similar to that experienced in 2016.

Thank you for the opportunity to manage your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	15.49%	5.86%	9.02%
Barclays Capital U.S. Aggregate Bond Index	5.19%	3.08%	4.79%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2016 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.67%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP U.S. TREASURY HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 2.250%	8/15/46	30.0%
U.S. Treasury Strip, principal only	8/15/45	17.8%
U.S. Treasury Bond, 2.500%	2/15/45	12.2%
U.S. Treasury Bond, 2.875%	8/15/45	9.5%
U.S. Treasury Strip, principal only	5/15/44	9.1%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 2.500%	5/15/46	8.6%
U.S. Treasury Bond, 3.125%	8/15/44	6.7%
U.S. Treasury Bond, 3.750%	11/15/43	3.8%
U.S. Treasury Bond, 3.000%	5/15/45	1.6%
U.S. Treasury Bond, 2.875%	5/15/43	0.2%

*	As of September 30, 2016, there were 10 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS

Definitions of Financial Terms

The Patient Protection and Affordable Care Act (PPACA), commonly called the Affordable Care Act (ACA) or “ObamaCare,” is a United States federal statute signed into law by President Barack Obama on March 23, 2010.

An asset-backed security is backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities. For investors, asset-backed securities are an alternative to investing in corporate debt.

Beta is a measurement of a fund’s trailing return in relation to the overall market (or appropriate market index). A beta of 1 indicates the share price will typically move with the market. A beta of more than 1 indicates the share price will typically be more volatile than the market. A beta of less than 1 indicates the share price will typically be less volatile than the market.

Brexit is an abbreviation for “British exit,” which refers to the June 23, 2016 referendum whereby British citizens voted to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades.

The Bureau of Economic Analysis (BEA) is an agency in the United States Department of Commerce that provides important economic statistics including the gross domestic product of the United States. BEA is a principal agency of the U.S. Federal Statistical System.

The “cloud” is the internet. Cloud-computing is a model for delivering information-technology services in which resources are retrieved from the internet through web-based tools and applications, rather than from a direct connection to a server.

A Consumer Price Index (CPI) is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

In the U.S., the Consumer Price Index (CPI), also called the cost-of-living index, is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food, and transportation. The CPI is published monthly. The headline CPI includes volatile food and energy prices, while the core CPI excludes food and energy.

A corporate bond is a debt security issued by a corporation for the purpose of raising money to expand its business.

A credit (debt) rating is an assessment of the credit worthiness of individuals, corporations and countries. It is based upon the history of borrowing and repayment, as well as the availability of assets and extent of liabilities. Ratings are issued by S&P or Moody’s and typically range from AAA (highest) to D (lowest). The credit quality of the investments in a Fund’s portfolio does not apply to the safety or stability of the Fund. Ratings and portfolio credit quality may change over time. Unrated securities do not necessarily indicate low quality. The Wasatch Funds themselves have not been rated by an independent rating agency. For information on the rating agency’s methodology visit: http://www.standardandpoors.com/home/en/us and http://www.moodys.com.

A credit spread is the difference in yield between two bonds of similar maturity but different credit quality. For example, if the 10-year Treasury note is trading at a yield of 6% and a 10-year corporate bond is trading at a yield of 8%, the corporate bond is said to offer a spread over the Treasury of two percentage points.

The U.S. Department of Commerce (the Commerce Department) works with businesses, universities, communities, and the Nation’s workers to promote job creation, economic growth, sustainable development, and improved standards of living for Americans.

Dividend yield is a company’s annual dividend payments divided by its market capitalization, or the dividend per share divided by the price per share. For example, a company whose stock sells for $30 per share that pays an annual dividend of $3 per share has a dividend yield of 10%.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

An Exchange-Traded Fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on a securities exchange. ETFs experience price changes throughout the day as they are bought and sold.

The federal-funds rate is the interest rate at which private depository institutions (mostly banks) lend balances (federal funds) at the Federal Reserve to other depository institutions, usually overnight. It is the interest rate banks charge each other for loans.

The federal-funds target rate (also known as the fed-funds target rate) is set by a committee within the Federal Reserve System called the Federal Open Market Committee (FOMC). The FOMC usually meets every six weeks, and it is at these meetings that the FOMC votes on whether or not to make changes to the federal-funds target rate.

The Federal Open Market Committee (FOMC), a component of the Federal Reserve System, is charged under United States law with overseeing the nation’s open market operations. Open market operations are the means of implementing monetary policy by which a central bank controls the short term interest rate and the supply of base money in an economy, and thus indirectly the total money supply.

The financial crisis of 2007-09, also known as the global financial crisis (GFC) and 2008 financial crisis, is considered by many economists to have been the worst financial crisis since the Great Depression of the 1930s. It is also sometimes called the “Great Recession,” a term that applies to the U.S. recession, which officially lasted from December 2007 to June 2009, and the ensuing global recession in 2009. The economic slump began when the bubble in the U.S. housing market burst and large amounts of mortgage-backed securities and derivatives lost significant value.

Government agency bonds are debt securities issued by a U.S. government-sponsored agency.

The government debt-to-GDP ratio is the ratio of a country’s public debt to it gross domestic product (GDP). By comparing what a country owes to what it produces, the debt-to-GDP ratio indicates the country’s ability to pay back its debt. Often expressed as a percentage, the ratio can be interpreted as the number of years needed to pay back debt if GDP is dedicated entirely to debt repayment.

SEPTEMBER 30, 2016 (UNAUDITED)

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages. Agency mortgage-backed securities are issued by government-sponsored enterprises such as Ginnie Mae, Fannie Mae or Freddie Mac.

The price-to-earnings (P/E) multiple, also known as the P/E ratio, is the price of a stock divided by its earnings per share.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. QE3 is the nickname for the third round of quantitative easing announced by the U.S. Federal Reserve in September of 2012.

Real gross domestic product (GDP) is a macroeconomic measure of the value of economic output adjusted for price changes (i.e., inflation or deflation). This adjustment transforms the money-value measure, nominal GDP, into an index for quantity of total output.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

The 30-day current net (“SEC”) yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized.

Sovereign debt is government debt. Under the doctrine of sovereign immunity, creditors cannot force the repayment of sovereign debt. It is subject to compulsory rescheduling, interest rate reduction, or even repudiation. The only recourse available to creditors is threat of the loss of credibility and lowering of the country’s sovereign debt rating, which may make future borrowing more difficult.

Valuation is the process of determining the current worth of an asset or company.

The weighted average coupon (WAC) is the weighted-average gross interest rates of the pool of mortgages that underlie a mortgage-backed security (MBS) at the time the security was issued. A mortgage-backed security’s current WAC can differ from its original WAC as the underlying mortgages pay down at different speeds. In the weighted-average calculation, the principal balance of each underlying mortgage is used as the weighting factor.

World’s Best Growth Companies are defined by Wasatch as companies that we believe possess an identifiable, sustainable competitive advantage, are well managed, underfollowed, undervalued and are producing above average earnings growth relative to their industry and country of origin.

The yield curve is a line on a graph that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares three-month, two-year, five-year and 30-year U.S. Treasury securities. This yield curve is used as a benchmark for other interest rates, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Pertaining to the use of Russell information. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Wasatch Advisors, Inc. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Wasatch Advisors, Inc.’s presentation thereof.

WASATCH FUNDS

Operating Expenses (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended September 30, 2016.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended September 30, 2016. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Long/Short Fund —  Investor Class and the Income Fund have no contractual limitation on expenses.

SEPTEMBER 30, 2016 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2016	End of Period September 30, 2016
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,110.70	$6.44	1.22%
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.16	1.22%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,111.40	$5.54	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Emerging India Fund — Investor Class
Actual	$1,000.00	$1,189.50	$9.58	1.75%
Hypothetical (5% before expenses)	$1,000.00	$1,016.25	$8.82	1.75%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$1,193.00	$8.22	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$1,069.50	$7.81	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.45	$7.62	1.51%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$1,070.00	$6.26	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.11	1.21%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$1,103.30	$10.31	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.20	$9.87	1.96%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$1,103.30	$9.46	1.80%
Hypothetical (5% before expenses)	$1,000.00	$1,016.00	$9.07	1.80%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$992.50	$11.26	2.26%
Hypothetical (5% before expenses)	$1,000.00	$1,013.70	$11.38	2.26%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$992.50	$10.26	2.06%
Hypothetical (5% before expenses)	$1,000.00	$1,014.70	$10.38	2.06%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$1,100.00	$7.82	1.49%
Hypothetical (5% before expenses)	$1,000.00	$1,017.55	$7.52	1.49%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,100.00	$7.14	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.86	1.36%
International Growth Fund — Investor Class
Actual	$1,000.00	$1,069.80	$7.40	1.43%
Hypothetical (5% before expenses)	$1,000.00	$1,017.85	$7.21	1.43%
International Growth Fund — Institutional Class
Actual	$1,000.00	$1,070.40	$6.99	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.25	$6.81	1.35%
International Opportunities Fund — Investor Class
Actual	$1,000.00	$1,122.40	$11.94	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.75	$11.33	2.25%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,125.40	$10.36	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Large Cap Value Fund — Investor Class
Actual	$1,000.00	$1,063.20	$5.67	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.50	$5.55	1.10%
Large Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,064.00	$4.90	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.25	$4.80	0.95%

WASATCH FUNDS	SEPTEMBER 30, 2016 (UNAUDITED)

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2016	End of Period September 30, 2016
Long/Short Fund — Investor Class
Actual	$1,000.00	$1,053.40	$9.70	1.89%
Hypothetical (5% before expenses)	$1,000.00	$1,015.55	$9.52	1.89%
Long/Short Fund — Institutional Class
Actual	$1,000.00	$1,054.10	$8.88	1.73%
Hypothetical (5% before expenses)	$1,000.00	$1,016.35	$8.72	1.73%
Micro Cap Fund
Actual	$1,000.00	$1,154.10	$10.34	1.92%
Hypothetical (5% before expenses)	$1,000.00	$1,015.40	$9.67	1.92%
Micro Cap Value Fund
Actual	$1,000.00	$1,108.10	$10.28	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$1,102.10	$6.78	1.29%
Hypothetical (5% before expenses)	$1,000.00	$1,018.55	$6.51	1.29%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$1,103.60	$5.52	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,143.60	$6.65	1.24%
Hypothetical (5% before expenses)	$1,000.00	$1,018.80	$6.26	1.24%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,144.60	$5.63	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Strategic Income Fund
Actual	$1,000.00	$1,052.20	$4.87	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Growth Fund
Actual	$1,000.00	$1,198.20	$7.20	1.31%
Hypothetical (5% before expenses)	$1,000.00	$1,018.45	$6.61	1.31%
World Innovators Fund — Investor Class
Actual	$1,000.00	$1,058.10	$9.16	1.78%
Hypothetical (5% before expenses)	$1,000.00	$1,016.10	$8.97	1.78%
World Innovators Fund — Institutional Class
Actual	$1,000.00	$1,059.70	$7.98	1.55%
Hypothetical (5% before expenses)	$1,000.00	$1,017.25	$7.82	1.55%
Income Fund
Actual	$1,000.00	$1,012.90	$3.72	0.74%
Hypothetical (5% before expenses)	$1,000.00	$1,021.30	$3.74	0.74%
U.S. Treasury Fund
Actual	$1,000.00	$1,077.80	$3.58	0.69%
Hypothetical (5% before expenses)	$1,000.00	$1,021.55	$3.49	0.69%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/366).

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 91.4%

	Airlines 4.1%
192,940	Allegiant Travel Co.	$25,481,586
694,245	Spirit Airlines, Inc.*	29,526,240

		55,007,826

	Apparel Retail 0.6%
485,770	Zumiez, Inc.*	8,743,860

	Application Software 7.3%
98,069	ANSYS, Inc.*	9,082,170
213,917	Globant S.A.* (Argentina)	9,010,184
207,328	Tyler Technologies, Inc.*	35,500,774
126,501	Ultimate Software Group, Inc. (The)*	25,855,539
594,645	Zendesk, Inc.*	18,261,548

		97,710,215

	Asset Management & Custody Banks 1.3%
368,969	SEI Investments Co.	16,828,676

	Automotive Retail 1.2%
273,758	Monro Muffler Brake, Inc.	16,745,777

	Biotechnology 4.8%
1,908,420	Abcam plc (United Kingdom)	20,778,218
195,117	Argos Therapeutics, Inc.*	969,732
1,582,827	Sangamo BioSciences, Inc.*	7,328,489
651,027	Seattle Genetics, Inc.*	35,161,968

		64,238,407

	Building Products 1.9%
424,029	Trex Co., Inc.*	24,898,983

	Consumer Finance 4.1%
169,210	Credit Acceptance Corp.*	34,023,055
606,526	PRA Group, Inc.*	20,949,408

		54,972,463

	Distributors 1.2%
163,176	Pool Corp.	15,423,395

	Diversified Banks 2.0%
6,656,038	City Union Bank Ltd. (India)	13,256,093
717,994	Yes Bank Ltd. (India)	13,547,850

		26,803,943

	Diversified Support Services 2.9%
726,462	Copart, Inc.*	38,909,305

	Environmental & Facilities Services 2.9%
515,581	Waste Connections, Inc. (Canada)	38,513,901

	Financial Exchanges & Data 0.4%
148,269	CRISIL Ltd. (India)	5,055,131

	General Merchandise Stores 1.1%
581,194	Ollie’s Bargain Outlet Holdings, Inc.*	15,233,095

	Health Care Facilities 2.1%
1,414,979	Ensign Group, Inc. (The)	28,483,527

	Health Care REITs 1.7%
1,536,988	CareTrust REIT, Inc.	22,716,683

	Health Care Services 2.5%
500,977	MEDNAX, Inc.*	33,189,726

	Homebuilding 1.3%
492,810	Installed Building Products, Inc.*	17,677,095

Shares		Value

	Internet & Direct Marketing Retail 2.0%
86,205	Blue Nile, Inc.	$2,967,176
508,640	MakeMyTrip Ltd.* (India)	12,003,904
305,676	Wayfair, Inc., Class A*	12,034,464

		27,005,544

	Internet Software & Services 9.3%
448,282	Cimpress N.V.*	45,357,173
1,111,166	Cornerstone OnDemand, Inc.*	51,058,078
429,592	Envestnet, Inc.*	15,658,628
179,106	Shutterstock, Inc.*	11,409,052

		123,482,931

	IT Consulting & Other Services 3.2%
335,413	EPAM Systems, Inc.*	23,247,475
365,786	Luxoft Holding, Inc.* (Switzerland)	19,331,790

		42,579,265

	Life Sciences Tools & Services 4.2%
1,147,000	Divi’s Laboratories Ltd. (India)	22,395,614
436,437	ICON plc* (Ireland)	33,767,131

		56,162,745

	Managed Health Care 0.8%
300,389	HealthEquity, Inc.*	11,369,724

	Personal Products 1.4%
283,139	Nu Skin Enterprises, Inc., Class A	18,341,744

	Real Estate Services 1.4%
660,390	HFF, Inc., Class A	18,286,199

	Regional Banks 8.3%
346,902	Eagle Bancorp, Inc.*	17,112,676
340,636	Independent Bank Corp.	18,425,001
577,628	Metro Bank plc* (United Kingdom)	20,671,391
220,804	South State Corp.	16,569,132
376,326	Texas Capital Bancshares, Inc.*	20,667,824
444,763	Webster Financial Corp.	16,905,442

		110,351,466

	Research & Consulting Services 1.0%
244,015	CEB, Inc.	13,291,497

	Restaurants 1.7%
681,753	Fiesta Restaurant Group, Inc.*	16,362,072
267,888	Zoe’s Kitchen, Inc.*	5,944,435

		22,306,507

	Semiconductors 4.1%
528,687	Cavium, Inc.*	30,769,583
301,196	Monolithic Power Systems, Inc.	24,246,278

		55,015,861

	Specialized Consumer Services 1.0%
823,349	LifeLock, Inc.*	13,931,065

	Specialty Chemicals 2.4%
406,646	Balchem Corp.	31,527,264

	Specialty Stores 1.0%
322,333	Five Below, Inc.*	12,986,797

	Systems Software 2.9%
89,611	CyberArk Software Ltd.* (Israel)	4,442,017
166,471	FleetMatics Group plc*	9,984,931
642,523	Fortinet, Inc.*	23,728,374

		38,155,322

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Shares		Value

	Trucking 3.3%
627,240	Knight Transportation, Inc.	$17,995,516
375,268	Old Dominion Freight Line, Inc.*	25,747,137

		43,742,653

	Total Common Stocks (cost $820,548,948)	1,219,688,592

	PREFERRED STOCKS 0.3%

	Systems Software 0.3%
209,500	DocuSign, Inc., Series F Pfd.* *** †	3,257,725

	Total Preferred Stocks (cost $4,000,004)	3,257,725

	WARRANTS 0.0%

	Biotechnology 0.0%
146,337	Argos Therapeutics, Inc., expiring 8/2/2021* *** †	193,457

	Total Warrants (cost $0)	193,457

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.9%

	Repurchase Agreement 7.9%
$105,044,901	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $90,040,000 of United States Treasury Bonds 3.125% due 11/15/41; value $107,147,600; repurchase proceeds: $105,045,163 (cost $105,044,901)	$105,044,901

	Total Short-Term Investments (cost $105,044,901)	105,044,901

	Total Investments (cost $929,593,853) 99.6%	1,328,184,675

	Other Assets less Liabilities 0.4%	5,675,830

	NET ASSETS 100.0%	$1,333,860,505

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2016, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	0.7
Canada	3.1
India	5.4
Ireland	2.8
Israel	0.4
Switzerland	1.6
United Kingdom	3.4
United States	82.6

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 94.5%

	Apparel, Accessories & Luxury Goods 1.5%
5,313	Page Industries Ltd. (India)	$1,204,163

	Auto Parts & Equipment 2.4%
2,331	Bosch Ltd. (India)	797,540
12,156	WABCO India Ltd. (India)	1,134,727

		1,932,267

	Building Products 5.0%
93,975	Kajaria Ceramics Ltd. (India)	1,959,106
234,146	Somany Ceramics Ltd. (India)	2,148,742

		4,107,848

	Commodity Chemicals 5.4%
659,491	Berger Paints India Ltd. (India)	2,585,763
162,634	Gulf Oil Lubricants India Ltd. (India)	1,788,290

		4,374,053

	Construction Machinery & Heavy Trucks 0.8%
1,793	Eicher Motors Ltd. (India)	670,355

	Consumer Finance 11.7%
236,560	Bajaj Finance Ltd. (India)	3,784,321
51,763	Bharat Financial Inclusion Ltd.* (India)	685,405
93,132	Cholamandalam Investment and Finance Co. Ltd. (India)	1,647,785
133,406	Mahindra & Mahindra Financial Services Ltd. (India)	732,350
149,136	Repco Home Finance Ltd. (India)	1,859,160
26,755	Shriram City Union Finance Ltd. (India)	860,355

		9,569,376

	Department Stores 1.1%
116,237	V-Mart Retail Ltd. (India)	884,260

	Diversified Banks 4.0%
176,542	Axis Bank Ltd. (India)	1,439,806
9,834	HDFC Bank Ltd. ADR (India)	706,966
64,352	IndusInd Bank Ltd. (India)	1,154,963

		3,301,735

	Diversified Chemicals 2.6%
203,219	Pidilite Industries Ltd. (India)	2,081,636

	Electrical Components & Equipment 2.1%
113,497	Amara Raja Batteries Ltd. (India)	1,723,422

	Fertilizers & Agricultural Chemicals 3.7%
13,628	Bayer CropScience Ltd. (India)	906,708
205,892	UPL Ltd. (India)	2,087,370

		2,994,078

	Financial Exchanges & Data 1.3%
30,087	CRISIL Ltd. (India)	1,025,796

	Health Care Facilities 0.7%
30,492	Apollo Hospitals Enterprise Ltd. (India)	602,238

	Health Care Services 3.5%
178,867	Dr. Lal PathLabs Ltd. (India)	2,861,120

	Housewares & Specialties 1.3%
131,727	LA Opala RG Ltd. (India)	1,048,197

	Human Resource & Employment Services 3.2%
315,495	Quess Corp. Ltd.* (India)	2,644,131

Shares		Value

	Industrial Machinery 3.6%
37,561	AIA Engineering Ltd. (India)	$724,931
292,019	Elgi Equipments Ltd. (India)	842,987
8,005	FAG Bearings India Ltd. (India)	491,746
57,800	Vesuvius India Ltd. (India)	868,128

		2,927,792

	Internet & Direct Marketing Retail 4.1%
142,383	MakeMyTrip Ltd.* (India)	3,360,239

	IT Consulting & Other Services 0.4%
7,633	Cognizant Technology Solutions Corp., Class A*	364,170

	Life & Health Insurance 2.8%
149,732	ICICI Prudential Life Insurance Co. Ltd.* *** † (India)	670,810
38,836	ICICI Prudential Life Insurance Co. Ltd.* (India)	180,356
174,713	Max Financial Services Ltd. (India)	1,460,446

		2,311,612

	Life Sciences Tools & Services 2.7%
78,252	Divi’s Laboratories Ltd. (India)	1,527,900
95,203	Syngene International Ltd. (India)	679,205

		2,207,105

	Marine Ports & Services 0.6%
199,597	Gujarat Pipavav Port Ltd. (India)	524,624

	Packaged Foods & Meats 5.9%
29,563	Britannia Industries Ltd. (India)	1,495,911
182,374	Manpasand Beverages Ltd. (India)	2,059,583
725,823	Prabhat Dairy Ltd. (India)	1,272,207

		4,827,701

	Personal Products 7.0%
101,512	Colgate-Palmolive India Ltd. (India)	1,484,945
193,446	Dabur India Ltd. (India)	788,979
82,400	Godrej Consumer Products Ltd. (India)	1,949,791
14,854	Procter & Gamble Hygiene & Health Care Ltd. (India)	1,517,214

		5,740,929

	Pharmaceuticals 6.8%
114,072	Aurobindo Pharma Ltd. (India)	1,468,304
131,396	Glenmark Pharmaceuticals Ltd. (India)	1,823,519
254,689	Natco Pharma Ltd. (India)	2,282,753

		5,574,576

	Restaurants 0.4%
21,502	Jubilant Foodworks Ltd. (India)	313,229

	Specialty Chemicals 2.4%
43,751	Asian Paints Ltd. (India)	762,258
260,799	SH Kelkar & Co. Ltd. (India)	1,194,709

		1,956,967

	Systems Software 0.8%
31,318	Tata Elxsi Ltd. (India)	652,890

	Textiles 2.1%
2,182,037	Welspun India Ltd. (India)	1,715,675

	Thrifts & Mortgage Finance 4.6%
194,719	Gruh Finance Ltd. (India)	965,699
72,176	Housing Development Finance Corp. Ltd. (India)	1,512,195
64,450	Indiabulls Housing Finance Ltd. (India)	800,446
52,989	LIC Housing Finance Ltd. (India)	461,445

		3,739,785

	Total Common Stocks (cost $52,597,994)	77,241,969

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Air Freight & Logistics 0.0%
$532,980	Blue Dart Express Ltd., 9.30%, 11/20/17 (India)	$8,221
304,560	Blue Dart Express Ltd., 9.40%, 11/20/18 (India)	4,735
228,420	Blue Dart Express Ltd., 9.50%, 11/20/19 (India)	3,431

		16,387

	Total Corporate Bonds (cost $11,126)	16,387

	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
681,622	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $585,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $696,150; repurchase proceeds: $681,624 (cost $681,622)	681,622

	Total Short-Term Investments (cost $681,622)	681,622

	Total Investments (cost $53,290,742) 95.3%	77,939,978

	Other Assets less Liabilities 4.7%	3,832,098

	NET ASSETS 100.0%	$81,772,076

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (See Note 9).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2016, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	99.5
United States	0.5

TOTAL	100.0%

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.2%

	Airport Services 6.0%
140,849	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	$1,338,991
66,656	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	975,033

		2,314,024

	Biotechnology 4.2%
3,940	Medytox, Inc. (Korea)	1,611,631

	Commodity Chemicals 2.2%
221,832	Berger Paints India Ltd. (India)	869,769

	Consumer Finance 8.6%
122,153	Bajaj Finance Ltd. (India)	1,954,118
760,006	Gentera S.A.B. de C.V. (Mexico)	1,373,045

		3,327,163

	Diversified Banks 8.4%
124,701	Axis Bank Ltd. (India)	1,017,012
201,576	Kasikornbank Public Co. Ltd. (Thailand)	1,090,779
198,633	National Bank of Ras Al-Khaimah PSC (United Arab Emirates)	285,538
715,189	PT Bank Central Asia Tbk (Indonesia)	860,353

		3,253,682

	Drug Retail 3.7%
69,743	Raia Drogasil S.A. (Brazil)	1,421,388

	Fertilizers & Agricultural Chemicals 2.5%
94,340	UPL Ltd. (India)	956,436

	Food Retail 4.6%
6,854	BGF Retail Co. Ltd. (Korea)	1,201,091
71,665	President Chain Store Corp. (Taiwan)	569,287

		1,770,378

	Health Care Facilities 2.7%
1,640,037	Bangkok Dusit Medical Services Public Co. Ltd., Class F (Thailand)	1,031,827

	Highways & Railtracks 3.2%
116,032	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	1,249,140

	Hypermarkets & Super Centers 2.2%
106,634	Lenta Ltd. — REG S GDR* (Russia)	863,735

	Industrial Machinery 1.6%
115,215	Weg S.A. (Brazil)	625,647

	Internet Software & Services 5.2%
10,911	MercadoLibre, Inc. (Brazil)	2,018,208

	Life & Health Insurance 1.9%
89,836	Discovery Ltd. (South Africa)	739,768

	Life Sciences Tools & Services 3.1%
61,337	Divi’s Laboratories Ltd. (India)	1,197,629

	Marine Ports & Services 1.8%
438,350	International Container Terminal Services, Inc. (Philippines)	696,009

	Multi-Line Insurance 2.0%
82,822	BB Seguridade Participacoes S.A. (Brazil)	760,949

	Multi-Sector Holdings 3.9%
50,921	GT Capital Holdings, Inc. (Philippines)	1,512,037

	Packaged Foods & Meats 6.1%
19,076	Britannia Industries Ltd. (India)	965,261
191,206	Universal Robina Corp. (Philippines)	701,818

Shares		Value

	Packaged Foods & Meats (continued)
345,651	Vitasoy International Holdings Ltd. (Hong Kong)	$696,970

		2,364,049

	Personal Products 5.7%
42,792	Colgate-Palmolive India Ltd. (India)	625,973
35,617	Godrej Consumer Products Ltd. (India)	842,788
847	LG Household & Health Care Ltd. (Korea)	734,448

		2,203,209

	Pharmaceuticals 4.2%
76,850	Glenmark Pharmaceuticals Ltd. (India)	1,066,527
1,169	Hanmi Pharm Co. Ltd. (Korea)	539,204

		1,605,731

	Regional Banks 3.0%
244,333	Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	1,153,005

	Restaurants 2.5%
288,525	Alsea S.A.B. de C.V. (Mexico)	976,296

	Specialty Chemicals 3.4%
74,716	Asian Paints Ltd. (India)	1,301,751

	Textiles 3.7%
47,982	Eclat Textile Co. Ltd. (Taiwan)	572,499
1,090,390	Welspun India Ltd. (India)	857,343

		1,429,842

	Wireless Telecommunication Services 1.8%
1,473,087	PT Tower Bersama Infrastructure Tbk (Indonesia)	688,517

	Total Common Stocks (cost $32,912,008)	37,941,820

	Total Investments (cost $32,912,008) 98.2%	37,941,820

	Other Assets less Liabilities 1.8%	712,964

	NET ASSETS 100.0%	$38,654,784

	*Non-income producing. GDR Global Depositary Receipt. See Notes to Financial Statements.

At September 30, 2016, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Brazil	12.7
Hong Kong	1.8
India	30.7
Indonesia	4.1
Korea	10.8
Mexico	18.6
Philippines	7.7
Russia	2.3
South Africa	1.9
Taiwan	3.0
Thailand	5.6
United Arab Emirates	0.8

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.8%

	Airport Services 3.2%
2,690,523	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	$15,860,276
754,151	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	11,031,594

		26,891,870

	Asset Management & Custody Banks 0.8%
3,011,355	Peregrine Holdings Ltd. (South Africa)	6,273,976

	Auto Parts & Equipment 1.7%
667,389	Cub Elecparts, Inc. (Taiwan)	7,324,235
505,359	Tung Thih Electronic Co. Ltd. (Taiwan)	7,077,654

		14,401,889

	Biotechnology 4.8%
137,307	Cell Biotech Co. Ltd. (Korea)	5,984,234
54,029	China Biologic Products, Inc.* (China)	6,725,530
28,557	Hugel, Inc.* (Korea)	11,043,198
39,611	Medytox, Inc. (Korea)	16,202,620

		39,955,582

	Building Products 1.7%
692,167	Kajaria Ceramics Ltd. (India)	14,429,676

	Commodity Chemicals 1.6%
3,460,322	Berger Paints India Ltd. (India)	13,567,393

	Consumer Finance 11.8%
939,590	Bajaj Finance Ltd. (India)	15,030,900
962,728	Bharat Financial Inclusion Ltd.* (India)	12,747,687
534,950	Cholamandalam Investment and Finance Co. Ltd. (India)	9,464,871
4,383,271	Credito Real S.A.B. de C.V. (Mexico)	7,527,839
153,098	KRUK S.A. (Poland)	9,528,838
720,578	Repco Home Finance Ltd. (India)	8,982,874
280,225	Shriram City Union Finance Ltd. (India)	9,011,140
10,819,138	Srisawad Power 1979 Public Co. Ltd. (Thailand)	11,240,663
4,964,021	Unifin Financiera SAPI de C.V. SOFOM (Mexico)	14,976,739

		98,511,551

	Department Stores 3.5%
1,388,955	Poya Co. Ltd. (Taiwan)	20,648,994
6,227,772	PT Matahari Department Store Tbk (Indonesia)	8,816,036

		29,465,030

	Diversified Banks 2.5%
1,831,830	Moneta Money Bank AS* (Czech Republic)	5,833,587
2,941,764	Security Bank Corp. (Philippines)	14,655,741

		20,489,328

	Diversified Chemicals 1.4%
1,110,167	Pidilite Industries Ltd. (India)	11,371,792

	Drug Retail 4.4%
1,838,614	Clicks Group Ltd. (South Africa)	17,033,558
985,422	Raia Drogasil S.A. (Brazil)	20,083,259

		37,116,817

	Electrical Components & Equipment 2.7%
788,787	Amara Raja Batteries Ltd. (India)	11,977,526
649,837	Voltronic Power Technology Corp. (Taiwan)	10,158,400

		22,135,926

Shares		Value

	Electronic Components 1.9%
1,369,851	KCE Electronics Public Co. Ltd. (Thailand)	$4,190,597
2,345,786	Sunny Optical Technology Group Co. Ltd. (China)	11,583,158

		15,773,755

	Fertilizers & Agricultural Chemicals 2.8%
162,217	Bayer CropScience Ltd. (India)	10,792,742
1,213,348	UPL Ltd. (India)	12,301,140

		23,093,882

	Food Retail 1.6%
78,299	BGF Retail Co. Ltd. (Korea)	13,721,076

	Footwear 0.9%
153,536	CCC S.A. (Poland)	7,106,847

	Health Care Equipment 3.4%
284,400	DIO Corp.* (Korea)	13,298,770
217,241	InBody Co. Ltd. (Korea)	7,258,790
216,818	Value Added Technologies Co. Ltd. (Korea)	7,402,149

		27,959,709

	Health Care Facilities 1.2%
561,579	NMC Health plc (United Arab Emirates)	9,972,097

	Health Care Services 0.8%
430,816	Dr. Lal PathLabs Ltd. (India)	6,891,244

	Highways & Railtracks 1.5%
1,855,980	EcoRodovias Infraestrutura e Logistica S.A. (Brazil)	5,073,463
10,985,514	Yuexiu Transport Infrastructure Ltd. (China)	7,520,638

		12,594,101

	Home Furnishings 3.1%
51,543	Hanssem Co. Ltd. (Korea)	8,236,771
11,752,068	Man Wah Holdings Ltd. (Hong Kong)	7,530,269
810,963	Nien Made Enterprise Co. Ltd. (Taiwan)	10,439,252

		26,206,292

	Home Improvement Retail 1.5%
41,812,286	Home Product Center Public Co. Ltd. (Thailand)	12,067,038

	Hotels, Resorts & Cruise Lines 1.6%
11,894,375	Minor International Public Co. Ltd. (Thailand)	13,387,608

	Hypermarkets & Super Centers 2.9%
121,549	Al Meera Consumer Goods Co. (Qatar)	6,849,068
1,278,921	Lenta Ltd. — REG S GDR* (Russia)	10,359,260
8,202,926	Puregold Price Club, Inc. (Philippines)	7,188,872

		24,397,200

	Internet Software & Services 1.2%
861,368	PChome Online, Inc. (Taiwan)	10,140,045

	IT Consulting & Other Services 0.8%
516,027	EOH Holdings Ltd. (South Africa)	6,304,761

	Life & Health Insurance 0.9%
903,382	Max Financial Services Ltd. (India)	7,551,476

	Marine Ports & Services 1.5%
4,496,235	International Container Terminal Services, Inc. (Philippines)	7,139,088
5,398,274	Westports Holdings Berhad (Malaysia)	5,730,486

		12,869,574

SEPTEMBER 30, 2016

Shares		Value

	Movies & Entertainment 1.2%
877,618	IMAX China Holding, Inc.* (China)	$4,299,609
74,532	Loen Entertainment, Inc.* (Korea)	5,278,518

		9,578,127

	Multi-Sector Holdings 1.1%
319,422	GT Capital Holdings, Inc. (Philippines)	9,484,847

	Oil & Gas Exploration & Production 0.8%
554,631	Parex Resources, Inc.* (Colombia)	7,038,840

	Other Diversified Financial Services 0.5%
290,480	PSG Group Ltd. (South Africa)	4,253,741

	Packaged Foods & Meats 4.7%
315,446	Britannia Industries Ltd. (India)	15,961,814
283,000	Manpasand Beverages Ltd. (India)	3,195,970
3,324,986	Namchow Chemical Industrial Co. Ltd. (Taiwan)	7,372,239
580,133	Standard Foods Corp. (Taiwan)	1,486,168
5,647,933	Vitasoy International Holdings Ltd. (Hong Kong)	11,388,489

		39,404,680

	Pharmaceuticals 3.8%
13,017,213	China Animal Healthcare Ltd.* *** (China)	16,783
672,603	Glenmark Pharmaceuticals Ltd. (India)	9,334,412
7,910,915	Marksans Pharma Ltd. (India)	6,261,718
1,105,992	Natco Pharma Ltd. (India)	9,912,898
1,460,834	TTY Biopharm Co. Ltd. (Taiwan)	6,011,950

		31,537,761

	Property & Casualty Insurance 0.4%
2,335,693	Qualitas Controladora S.A.B. de C.V.** (Mexico)	3,525,870

	Real Estate Operating Companies 0.9%
3,297,758	Parque Arauco S.A. (Chile)	7,547,045

	Regional Banks 2.5%
1,253,976	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	7,182,484
1,504,983	Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	7,101,997
46,838,100	PT Bank Tabungan Negara Tbk (Indonesia)	6,890,595

		21,175,076

	Reinsurance 0.4%
11,500,377	Thaire Life Assurance Public Co. Ltd. (Thailand)	3,285,822

	Research & Consulting Services 0.6%
961,840	Sporton International, Inc. (Taiwan)	4,817,562

	Restaurants 2.3%
3,015,704	Alsea S.A.B. de C.V. (Mexico)	10,204,378
626,851	Famous Brands Ltd. (South Africa)	7,537,287
146,064	Gourmet Master Co. Ltd. (Taiwan)	1,453,860

		19,195,525

	Semiconductor Equipment 0.7%
149,850	Koh Young Technology, Inc. (Korea)	6,211,152

Shares		Value

	Semiconductors 2.9%
677,322	ASPEED Technology, Inc. (Taiwan)	$9,723,721
421,612	eMemory Technology, Inc. (Taiwan)	4,505,911
693,202	Silergy Corp. (Taiwan)	10,239,190

		24,468,822

	Specialty Chemicals 2.5%
42,554,284	D&L Industries, Inc. (Philippines)	10,003,482
211,769	Frutarom Industries Ltd. (Israel)	11,140,066

		21,143,548

	Systems Software 0.8%
314,851	Tata Elxsi Ltd. (India)	6,563,731

	Technology Hardware, Storage & Peripherals 3.0%
1,274,248	Ennoconn Corp. (Taiwan)	21,260,841
528,048	TSC Auto ID Technology Co. Ltd. (Taiwan)	4,026,207

		25,287,048

	Textiles 1.6%
340,247	Eclat Textile Co. Ltd. (Taiwan)	4,059,670
11,503,485	Welspun India Ltd. (India)	9,044,870

		13,104,540

	Thrifts & Mortgage Finance 0.8%
720,051	LIC Housing Finance Ltd. (India)	6,270,435

	Wireless Telecommunication Services 0.6%
9,960,401	PT Tower Bersama Infrastructure Tbk (Indonesia)	4,655,463

	Total Common Stocks (cost $616,841,471)	833,197,170

	WARRANTS 0.0%

	Consumer Finance 0.0%
574,831	Srisawad Power 1979 Public Co. Ltd., expiring 5/29/20* (Thailand)	99,538

	Hotels, Resorts & Cruise Lines 0.0%
947,453	Minor International Public Co. Ltd., expiring 11/3/17* (Thailand)	138,085

	Total Warrants (cost $0)	237,623

	PREFERRED STOCKS 1.1%

	Personal Products 1.1%
19,797	LG Household & Health Care Ltd. (Korea)	9,257,234

	Total Preferred Stocks (cost $10,768,630)	9,257,234

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
$6,831,827	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $5,860,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $6,973,400; repurchase proceeds: $6,831,844 (cost $6,831,827)	$6,831,827

	Total Short-Term Investments (cost $6,831,827)	6,831,827

	Total Investments (cost $634,441,928) 101.7%§	849,523,854

	Liabilities less Other Assets (1.7%)	(14,163,012)

	NET ASSETS 100.0%	$835,360,842

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 2.15%.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2016, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Brazil	3.0
Chile	0.9
China	3.6
Colombia	0.8
Czech Republic	0.7
Hong Kong	2.2
India	25.0
Indonesia	2.4
Israel	1.3
Korea	12.3
Malaysia	0.7
Mexico	9.2
Philippines	5.8
Poland	2.0
Qatar	0.8
Russia	1.2
South Africa	4.9
Taiwan	16.7
Thailand	5.3
United Arab Emirates	1.2

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 91.3%

	Air Freight & Logistics 0.6%
3,178,784	Aramex PJSC (United Arab Emirates)	$3,410,905

	Automobile Manufacturers 2.7%
1,611,618	Honda Atlas Cars Pakistan Ltd. (Pakistan)	9,457,716
443,235	Indus Motor Co. Ltd. (Pakistan)	6,356,479

		15,814,195

	Brewers 4.5%
1,845,987	East African Breweries Ltd. (Kenya)	5,065,986
1,074,765	Guinness Ghana Breweries Ltd.* (Ghana)	465,448
221,357	Lion Brewery Ceylon plc (Sri Lanka)	573,749
22,512,337	Nigerian Breweries plc (Nigeria)	10,720,160
1,560,996	Tanzania Breweries Ltd. (Tanzania, United Republic of)	9,304,424

		26,129,767

	Commodity Chemicals 1.6%
119,850	Berger Paints Bangladesh Ltd. (Bangladesh)	3,546,184
4,711,705	Chevron Lubricants Lanka plc (Sri Lanka)	5,350,417

		8,896,601

	Construction Materials 3.7%
2,313,293	Kohat Cement Co. Ltd. (Pakistan)	5,658,604
3,450,000	Lafarge Cement Zambia plc (Zambia)	2,408,978
2,087,350	Lucky Cement Ltd. (Pakistan)	13,528,658

		21,596,240

	Consumer Finance 1.0%
3,269,700	Gentera S.A.B. de C.V. (Mexico)	5,907,121

	Distillers & Vintners 1.3%
10,808,065	Thai Beverage Public Co. Ltd. (Thailand)	7,687,778

	Diversified Banks 22.6%
11,013,206	Banca Transilvania S.A. (Romania)	6,582,817
161,051	Banco Macro S.A. ADR (Argentina)	12,602,241
2,741,364	Bank for Foreign Trade of Vietnam JSC (Vietnam)	4,709,212
516,814	BLOM Bank SAL GDR (Lebanon)	5,271,503
4,345,631	Commercial International Bank S.A.E (Egypt)	23,373,247
103,528	Credicorp Ltd. (Peru)	15,759,032
514,622	Grupo Aval Acciones y Valores S.A. ADR (Colombia)	4,544,112
313,474	Grupo Financiero Galicia S.A. ADR (Argentina)	9,752,176
71,851,121	Guaranty Trust Bank plc (Nigeria)	5,474,371
6,453,300	Habib Bank Ltd. (Pakistan)	13,653,528
93,970	Intergroup Financial Services Corp. (Peru)	3,002,341
3,617,371	Metropolitan Bank & Trust Co. (Philippines)	6,362,754
722	Military Commercial Joint Stock Bank (Vietnam)	483
4,956,645	PT Bank Central Asia Tbk (Indonesia)	5,962,710
102,128	TBC Bank Group plc* (Georgia)	1,681,139
6,095,294	United Bank Ltd. (Pakistan)	11,612,307

		130,343,973

	Diversified Real Estate Activities 2.8%
17,042,106	Ayala Land, Inc. (Philippines)	13,793,230
49,104,901	PT Pakuwon Jati Tbk (Indonesia)	2,539,714

		16,332,944

	Food Retail 3.5%
7,123,889	CP ALL Public Co. Ltd. (Thailand)	12,644,132
2,596,316	Philippine Seven Corp. (Philippines)	7,642,522

		20,286,654

Shares		Value

	Health Care Facilities 2.0%
653,429	NMC Health plc (United Arab Emirates)	$11,603,100

	Household Products 0.9%
35,770,859	Unilever Nigeria plc (Nigeria)	5,198,698

	Industrial Conglomerates 0.2%
75,080	SM Investments Corp. (Philippines)	1,042,713

	Internet Software & Services 2.2%
67,771	MercadoLibre, Inc. (Brazil)	12,535,602

	Marine Ports & Services 1.1%
241,200	DP World Ltd. (United Arab Emirates)	4,570,740
902,310	International Container Terminal Services, Inc. (Philippines)	1,432,681

		6,003,421

	Multi-Line Insurance 1.3%
2,421,700	Bao Viet Holdings (Vietnam)	7,701,040

	Multi-Sector Holdings 5.5%
1,133,440	Ayala Corp. (Philippines)	20,030,067
396,159	GT Capital Holdings, Inc. (Philippines)	11,763,459

		31,793,526

	Other Diversified Financial Services 0.8%
1,355,882	FirstRand Ltd. (South Africa)	4,693,343

	Packaged Foods & Meats 10.8%
15,130,254	Cadbury Nigeria plc (Nigeria)	756,032
395,375	Juhayna Food Industries (Egypt)	182,996
343,163	Nestlé Lanka plc (Sri Lanka)	5,143,237
4,535,221	Nestlé Nigeria plc (Nigeria)	11,805,972
1,526,926	Olympic Industries Ltd. (Bangladesh)	5,942,104
14,132,442	PT Indofood CBP Sukses Makmur Tbk (Indonesia)	10,260,125
2,173,009	Universal Robina Corp. (Philippines)	7,975,989
3,240,640	Vietnam Dairy Products JSC (Vietnam)	20,348,932

		62,415,387

	Personal Products 0.6%
211,955	Marico Bangladesh Ltd. (Bangladesh)	3,312,853

	Pharmaceuticals 8.5%
1,354,070	Abbott Laboratories Pakistan Ltd. (Pakistan)	10,824,264
2,817,811	Beximco Pharmaceuticals Ltd. (Bangladesh)	2,987,521
946,563	DHG Pharmaceutical JSC (Vietnam)	4,754,998
556,215	GlaxoSmithKline Consumer Healthcare Pakistan Ltd.* *** †† (Pakistan)	—
297,383	Richter Gedeon Nyrt (Hungary)	6,041,275
1,552,421	Searle Company Ltd. (The) (Pakistan)	8,510,932
4,604,436	Square Pharmaceuticals Ltd. (Bangladesh)	15,791,673

		48,910,663

	Real Estate Operating Companies 1.6%
15,702,494	SM Prime Holdings, Inc. (Philippines)	9,114,861

	Restaurants 3.3%
2,169,322	Jollibee Foods Corp. (Philippines)	11,049,027
958,583	Kuwait Foods Americana (Kuwait)	8,014,695
3,302,616	Gulf National Holding* *** ††† (Kuwait)	—

		19,063,722

	Soft Drinks 0.2%
140,278	Societe Frigorifique et Brasserie de Tunis (Tunisia)	1,224,578

	Steel 1.5%
4,310,654	Hoa Phat Group JSC (Vietnam)	8,835,724

	Technology Distributors 2.3%
6,349,490	FPT Corp. (Vietnam)	13,285,358

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Shares		Value

	Tobacco 1.7%
245,104	British American Tobacco Bangladesh Co. Ltd. (Bangladesh)	$7,874,601
299,118	Ceylon Tobacco Co. plc (Sri Lanka)	1,752,326

		9,626,927

	Wireless Telecommunication Services 2.5%
310,069	Ooredoo (Oman)	557,062
71,529,438	Safaricom Ltd. (Kenya)	14,051,686

		14,608,748

	Total Common Stocks (cost $474,724,413)	527,376,442

	PREFERRED STOCKS 2.0%

	Diversified Banks 2.0%
1,144,820	Banco Davivienda S.A. (Colombia)	11,712,831

	Total Preferred Stocks (cost $11,386,504)	11,712,831

Principal Amount		Value
	SHORT-TERM INVESTMENTS 5.4%

	Repurchase Agreement 5.4%
$31,123,151	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $26,680,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $31,749,200; repurchase proceeds: $31,123,229 (cost $31,123,151)	$31,123,151

	Total Short-Term Investments (cost $31,123,151)	31,123,151

	Total Investments (cost $517,234,068) 98.7%§	570,212,424

	Other Assets less Liabilities 1.3%	7,336,526

	NET ASSETS 100.0%	$577,548,950

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

††Shares were received in a spinoff of GlaxoSmithKline Pakistan Ltd. The shares are not listed for trading.

†††Shares were received in a spinoff of Kuwait Foods Americana. The shares are not listed for trading.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 5.25%.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2016, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	4.1
Bangladesh	7.3
Brazil	2.3
Colombia	3.0
Egypt	4.4
Georgia	0.3
Ghana	0.1
Hungary	1.1
Indonesia	3.5
Kenya	3.5
Kuwait	1.5
Lebanon	1.0
Mexico	1.1
Nigeria	6.3
Oman	0.1
Pakistan	14.8
Peru	3.5
Philippines	16.7
Romania	1.2
South Africa	0.9
Sri Lanka	2.4
Tanzania, United Republic of	1.7
Thailand	3.8
Tunisia	0.2
United Arab Emirates	3.6
Vietnam	11.1
Zambia	0.5

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.9%

	Advertising 1.1%
38,362	REA Group Ltd. (Australia)	$1,657,392

	Air Freight & Logistics 0.7%
48,396	Echo Global Logistics, Inc.*	1,116,012

	Airlines 2.4%
15,384	Allegiant Travel Co.	2,031,765
39,063	Spirit Airlines, Inc.*	1,661,349

		3,693,114

	Airport Services 1.1%
279,025	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	1,644,815

	Application Software 6.6%
38,586	Aveva Group plc (United Kingdom)	998,264
26,097	Globant S.A.* (Argentina)	1,099,206
27,950	HubSpot, Inc.*	1,610,479
10,012	Tyler Technologies, Inc.*	1,714,355
15,239	Ultimate Software Group, Inc. (The)*	3,114,699
58,340	Zendesk, Inc.*	1,791,621

		10,328,624

	Auto Parts & Equipment 0.7%
26,820	Linamar Corp. (Canada)	1,119,859

	Biotechnology 6.2%
170,879	Abcam plc (United Kingdom)	1,860,471
8,004	Medytox, Inc. (Korea)	3,273,984
226,887	Sangamo BioSciences, Inc.*	1,050,487
64,394	Seattle Genetics, Inc.*	3,477,920

		9,662,862

	Building Products 3.6%
312,800	Somany Ceramics Ltd. (India)	2,870,544
45,594	Trex Co., Inc.*	2,677,279

		5,547,823

	Consumer Finance 7.4%
76,480	Bajaj Finance Ltd. (India)	1,223,473
111,032	Cholamandalam Investment and Finance Co. Ltd. (India)	1,964,489
7,440	Credit Acceptance Corp.*	1,495,961
838,212	Credito Real S.A.B. de C.V. (Mexico)	1,439,547
1,477,461	Srisawad Power 1979 Public Co. Ltd. (Thailand)	1,535,025
1,282,617	Unifin Financiera SAPI de C.V. SOFOM (Mexico)	3,869,730

		11,528,225

	Department Stores 1.7%
183,877	Poya Co. Ltd. (Taiwan)	2,733,620

	Diversified Chemicals 1.1%
167,053	Pidilite Industries Ltd. (India)	1,711,177

	Diversified Real Estate Activities 2.7%
192,339	Patrizia Immobilien AG* (Germany)	4,210,005

	Diversified Support Services 1.5%
44,576	Copart, Inc.*	2,387,491

	Drug Retail 1.5%
17,090	Ain Holdings, Inc. (Japan)	1,156,130
5,870	Cosmos Pharmaceutical Corp. (Japan)	1,253,826

		2,409,956

	Electrical Components & Equipment 1.2%
120,841	Voltronic Power Technology Corp. (Taiwan)	1,889,014

Shares		Value

	Fertilizers & Agricultural Chemicals 0.8%
126,151	UPL Ltd. (India)	$1,278,942

	General Merchandise Stores 2.0%
50,014	Ollie’s Bargain Outlet Holdings, Inc.*	1,310,867
23,092	Seria Co. Ltd. (Japan)	1,846,813

		3,157,680

	Health Care Equipment 2.6%
22,490	Cochlear Ltd. (Australia)	2,426,821
35,242	DIO Corp.* (Korea)	1,647,944

		4,074,765

	Health Care Facilities 1.7%
129,690	Ensign Group, Inc. (The)	2,610,660

	Health Care Services 1.2%
112,496	Dr. Lal PathLabs Ltd. (India)	1,799,463

	Health Care Supplies 2.1%
43,644	Sartorius Stedim Biotech (France)	3,276,505

	Health Care Technology 0.8%
37,680	M3, Inc. (Japan)	1,278,233

	Highways & Railtracks 0.9%
125,003	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	1,345,718

	Homebuilding 1.6%
30,818	Installed Building Products, Inc.*	1,105,441
39,014	LGI Homes, Inc.*	1,437,276

		2,542,717

	Industrial Machinery 0.4%
212,292	Rotork plc (United Kingdom)	581,142

	Internet & Direct Marketing Retail 2.0%
80,325	MakeMyTrip Ltd.* (India)	1,895,670
32,178	Wayfair, Inc., Class A*	1,266,848

		3,162,518

	Internet Software & Services 11.9%
23,640	Cimpress N.V.*	2,391,895
93,262	Cornerstone OnDemand, Inc.*	4,285,389
38,870	Dip Corp. (Japan)	1,195,941
65,635	Envestnet, Inc.*	2,392,396
49,698	Gurunavi, Inc. (Japan)	1,356,091
17,962	MercadoLibre, Inc. (Brazil)	3,322,431
21,891	Rightmove plc (United Kingdom)	1,197,950
53,215	SMS Co. Ltd. (Japan)	1,409,026
13,897	SPS Commerce, Inc.*	1,020,179

		18,571,298

	IT Consulting & Other Services 2.1%
38,299	Luxoft Holding, Inc.* (Switzerland)	2,024,102
263,741	NCC Group plc (United Kingdom)	1,198,518

		3,222,620

	Life & Health Insurance 0.8%
251,020	ICICI Prudential Life Insurance Co. Ltd.* *** † (India)	1,124,588
22,653	ICICI Prudential Life Insurance Co. Ltd.* (India)	105,201

		1,229,789

	Managed Health Care 2.4%
98,557	HealthEquity, Inc.*	3,730,383

	Movies & Entertainment 1.1%
24,893	Loen Entertainment, Inc.* (Korea)	1,762,976

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Shares		Value

	Office Services & Supplies 0.4%
196,782	Regus plc (United Kingdom)	$665,449

	Packaged Foods & Meats 1.7%
240,825	Manpasand Beverages Ltd. (India)	2,719,680

	Pharmaceuticals 2.9%
19,419	Intra-Cellular Therapies, Inc.*	295,946
34,801	Ipsen S.A. (France)	2,442,964
204,487	Natco Pharma Ltd. (India)	1,832,797

		4,571,707

	Regional Banks 3.5%
23,021	Eagle Bancorp, Inc.*	1,135,626
40,767	Metro Bank plc* (United Kingdom)	1,458,916
12,149	Signature Bank*	1,439,049
27,288	Texas Capital Bancshares, Inc.*	1,498,657

		5,532,248

	Restaurants 3.1%
22,644	Chuy’s Holdings, Inc.*	632,673
49,332	Domino’s Pizza Enterprises Ltd. (Australia)	2,655,019
63,945	Fiesta Restaurant Group, Inc.*	1,534,680

		4,822,372

	Semiconductors 4.2%
50,557	Cavium, Inc.*	2,942,417
23,622	Melexis N.V. (Belgium)	1,695,370
9,023	U-Blox AG* (Switzerland)	1,949,488

		6,587,275

	Specialized Finance 0.5%
37,523	Banca IFIS S.p.A. (Italy)	845,979

	Specialty Chemicals 1.5%
43,036	Frutarom Industries Ltd. (Israel)	2,263,900
20,864	Max Ventures & Industries Ltd.* (India)	15,825

		2,279,725

	Specialty Stores 1.5%
17,806	Five Below, Inc.*	717,404
114,560	XXL ASA (Norway)	1,569,099

		2,286,503

	Systems Software 1.7%
23,749	CyberArk Software Ltd.* (Israel)	1,177,238
24,065	FleetMatics Group plc*	1,443,419

		2,620,657

	Trading Companies & Distributors 1.3%
65,000	MISUMI Group, Inc. (Japan)	1,207,633
33,800	MonotaRO Co. Ltd. (Japan)	899,955

		2,107,588

	Trucking 1.7%
93,190	Knight Transportation, Inc.	2,673,621

	Total Common Stocks (cost $118,530,296)	152,978,202

	WARRANTS 0.0%

	Consumer Finance 0.0%
96,800	Srisawad Power 1979 Public Co. Ltd., expiring 5/29/20* (Thailand)	16,762

	Total Warrants (cost $0)	16,762

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
$2,287,860	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $1,805,000 of United States Treasury Bonds 3.625% due 2/15/44; value $2,337,475; repurchase proceeds: $2,287,866 (cost $2,287,860)	$2,287,860

	Total Short-Term Investments (cost $2,287,860)	2,287,860

	Total Investments (cost $120,818,156) 99.4%§	155,282,824

	Other Assets less Liabilities 0.6%	1,010,130

	NET ASSETS 100.0%	$156,292,954

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.45%.

See Notes to Financial Statements.

At September 30, 2016, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	0.7
Australia	4.4
Belgium	1.1
Brazil	2.2
Canada	0.7
France	3.7
Germany	2.8
India	12.1
Israel	2.3
Italy	0.6
Japan	7.6
Korea	4.4
Mexico	5.4
Norway	1.0
Switzerland	2.6
Taiwan	3.0
Thailand	1.0
United Kingdom	5.2
United States	39.2

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.2%

	Advertising 1.0%
351,631	REA Group Ltd. (Australia)	$15,191,865

	Airport Services 1.7%
4,243,889	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	25,017,162

	Apparel, Accessories & Luxury Goods 1.0%
427,764	Moncler S.p.A. (Italy)	7,299,227
224,913	Ted Baker plc (United Kingdom)	7,183,073

		14,482,300

	Application Software 2.4%
607,861	Aveva Group plc (United Kingdom)	15,726,058
891,526	Computer Modelling Group Ltd. (Canada)	6,666,314
2,771,208	Technology One Ltd. (Australia)	12,598,405

		34,990,777

	Auto Parts & Equipment 1.5%
588,334	ARB Corp. Ltd. (Australia)	8,177,109
326,269	Linamar Corp. (Canada)	13,623,245

		21,800,354

	Biotechnology 5.2%
3,609,808	Abcam plc (United Kingdom)	39,302,344
20,083	Hugel, Inc.* (Korea)	7,766,241
71,085	Medytox, Inc. (Korea)	29,076,854

		76,145,439

	Consumer Finance 2.6%
780,466	Cholamandalam Investment and Finance Co. Ltd. (India)	13,808,786
7,988,690	Gentera S.A.B. de C.V. (Mexico)	14,432,564
291,067	Shriram City Union Finance Ltd. (India)	9,359,784

		37,601,134

	Diversified Banks 1.0%
213,753	Secure Trust Bank plc (United Kingdom)	6,599,470
1,616,290	Security Bank Corp. (Philippines)	8,052,287

		14,651,757

	Diversified Real Estate Activities 2.9%
1,946,687	Patrizia Immobilien AG* (Germany)	42,609,986

	Drug Retail 8.0%
330,928	Ain Holdings, Inc. (Japan)	22,387,122
2,411,326	Clicks Group Ltd. (South Africa)	22,339,360
165,337	Cosmos Pharmaceutical Corp. (Japan)	35,315,807
1,014,500	Raia Drogasil S.A. (Brazil)	20,675,879
280,573	Sugi Holdings Co. Ltd. (Japan)	15,162,369

		115,880,537

	Electrical Components & Equipment 2.0%
1,078,818	Amara Raja Batteries Ltd. (India)	16,381,571
796,232	Voltronic Power Technology Corp. (Taiwan)	12,446,880

		28,828,451

	Electronic Equipment & Instruments 2.4%
600,212	Ai Holdings Corp. (Japan)	14,353,475
1,476,820	Halma plc (United Kingdom)	20,079,741

		34,433,216

	Fertilizers & Agricultural Chemicals 0.8%
1,128,169	UPL Ltd. (India)	11,437,580

	Forest Products 0.9%
376,181	Stella-Jones, Inc. (Canada)	13,049,276

Shares		Value

	General Merchandise Stores 2.4%
434,963	Seria Co. Ltd. (Japan)	$34,786,746

	Health Care Equipment 1.7%
233,988	Cochlear Ltd. (Australia)	25,248,867

	Health Care Supplies 2.4%
471,894	Sartorius Stedim Biotech (France)	35,426,705

	Health Care Technology 1.8%
803,042	EMIS Group plc (United Kingdom)	9,778,902
493,260	M3, Inc. (Japan)	16,733,045

		26,511,947

	Highways & Railtracks 0.9%
1,194,395	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	12,858,238

	Home Furnishings 1.1%
1,232,774	Nien Made Enterprise Co. Ltd. (Taiwan)	15,869,082

	Home Improvement Retail 1.2%
59,371,800	Home Product Center Public Co. Ltd. (Thailand)	17,134,719

	Hotels, Resorts & Cruise Lines 2.5%
778,726	Corporate Travel Management Ltd. (Australia)	10,519,362
22,309,613	Minor International Public Co. Ltd. (Thailand)	25,110,387

		35,629,749

	Household Products 0.6%
274,384	Pigeon Corp. (Japan)	8,225,702

	Industrial Machinery 0.9%
5,013,055	Rotork plc (United Kingdom)	13,723,075

	Internet & Direct Marketing Retail 2.7%
353,841	ASOS plc* (United Kingdom)	22,239,007
1,568,363	Trade Me Group Ltd. (New Zealand)	6,418,062
75,609	zooplus AG* (Germany)	10,956,657

		39,613,726

	Internet Software & Services 8.1%
1,429,448	Auto Trader Group plc (United Kingdom)	7,513,015
560,144	Dip Corp. (Japan)	17,234,350
948,107	Gurunavi, Inc. (Japan)	25,870,638
766,757	Infomart Corp. (Japan)	8,839,199
402,807	Rightmove plc (United Kingdom)	22,042,980
758,955	SMS Co. Ltd. (Japan)	20,095,599
75,242	XING AG (Germany)	15,810,037

		117,405,818

	Investment Banking & Brokerage 1.7%
783,564	Nihon M&A Center, Inc. (Japan)	24,069,837

	IT Consulting & Other Services 1.1%
3,388,364	NCC Group plc (United Kingdom)	15,397,742

	Life & Health Insurance 1.1%
1,929,183	Max Financial Services Ltd. (India)	16,126,266

	Life Sciences Tools & Services 2.1%
1,092,438	Clinigen Healthcare Ltd. (United Kingdom)	10,152,454
117,118	Tecan Group AG (Switzerland)	20,542,364

		30,694,818

	Movies & Entertainment 1.8%
743,418	CTS Eventim AG & Co KGaA (Germany)	26,464,894

	Multi-Sector Holdings 1.7%
847,156	GT Capital Holdings, Inc. (Philippines)	25,155,266

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Shares		Value

	Office Services & Supplies 1.0%
4,113,701	Regus plc (United Kingdom)	$13,911,113

	Oil & Gas Equipment & Services 1.3%
304,639	Pason Systems, Inc. (Canada)	3,898,692
223,197	ShawCor Ltd. (Canada)	5,506,983
502,358	TGS-NOPEC Geophysical Co. ASA (Norway)	9,048,552

		18,454,227

	Packaged Foods & Meats 2.8%
196,377	Calbee, Inc. (Japan)	7,387,981
16,513,449	Vitasoy International Holdings Ltd. (Hong Kong)	33,297,708

		40,685,689

	Personal Products 0.8%
824,438	Colgate-Palmolive India Ltd. (India)	12,060,099

	Pharmaceuticals 2.9%
1,027,700	Glenmark Pharmaceuticals Ltd. (India)	14,262,463
394,334	Ipsen S.A. (France)	27,681,499

		41,943,962

	Property & Casualty Insurance 0.6%
5,374,656	Qualitas Controladora S.A.B. de C.V.** (Mexico)	8,113,368

	Regional Banks 0.8%
341,510	Metro Bank plc* (United Kingdom)	12,221,511

	Restaurants 3.5%
732,000	Create Restaurants Holdings, Inc. (Japan)	7,406,262
658,442	Domino’s Pizza Enterprises Ltd. (Australia)	35,436,955
2,078,099	Patisserie Holdings plc (United Kingdom)	8,316,264

		51,159,481

	Semiconductor Equipment 0.5%
205,579	Japan Material Co. Ltd. (Japan)	7,713,901

	Semiconductors 3.1%
231,119	Melexis N.V. (Belgium)	16,587,594
993,999	Silergy Corp. (Taiwan)	14,682,220
64,005	U-Blox AG* (Switzerland)	13,828,769

		45,098,583

	Specialized Finance 0.5%
348,186	Banca IFIS S.p.A. (Italy)	7,850,070

	Specialty Chemicals 3.7%
324,755	Chr. Hansen Holding A/S (Denmark)	19,305,281
434,361	Frutarom Industries Ltd. (Israel)	22,849,474
1,329,582	Hexpol AB (Sweden)	11,918,317

		54,073,072

	Specialty Stores 1.1%
1,122,013	XXL ASA (Norway)	15,367,926

	Systems Software 1.1%
316,407	Kinaxis, Inc.* (Canada)	16,117,596

	Technology Hardware, Storage & Peripherals 1.8%
1,574,305	Ennoconn Corp. (Taiwan)	26,267,296

	Trading Companies & Distributors 3.5%
1,518,215	MISUMI Group, Inc. (Japan)	28,206,864
433,412	MonotaRO Co. Ltd. (Japan)	11,539,987
565,427	Richelieu Hardware Ltd. (Canada)	11,093,480

		50,840,331

	Total Common Stocks (cost $1,063,380,470)	1,428,341,256

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.8%

	Repurchase Agreement 1.8%
$25,975,306	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $22,265,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $26,495,350; repurchase proceeds: $25,975,371 (cost $25,975,306)	$25,975,306

	Total Short-Term Investments (cost $25,975,306)	25,975,306

	Total Investments (cost $1,089,355,776) 100.0%§	1,454,316,562

	Liabilities less Other Assets (<0.1%)	(132,450)

	NET ASSETS 100.0%	$1,454,184,112

*Non-income producing.

**Common units.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.57%.

See Notes to Financial Statements.

At September 30, 2016, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	7.5
Belgium	1.2
Brazil	1.4
Canada	4.9
Denmark	1.4
France	4.4
Germany	6.7
Hong Kong	2.3
India	6.5
Israel	1.6
Italy	1.1
Japan	21.4
Korea	2.6
Mexico	4.2
New Zealand	0.4
Norway	1.7
Philippines	2.3
South Africa	1.6
Sweden	0.8
Switzerland	2.4
Taiwan	4.9
Thailand	3.0
United Kingdom	15.7

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.9%

	Advertising 0.4%
20,000,000	Plan B Media Public Co. Ltd. (Thailand)	$3,001,443

	Aerospace & Defense 0.2%
125,000	Avon Rubber plc (United Kingdom)	1,636,389

	Air Freight & Logistics 3.4%
3,244,120	Allcargo Global Logistics Ltd. (India)	8,867,976
1,503,468	Freightways Ltd. (New Zealand)	7,192,511
47,834	ID Logistics Group* (France)	7,165,468

		23,225,955

	Apparel Retail 0.3%
804,622	Apranga PVA (Lithuania)	2,322,950

	Apparel, Accessories & Luxury Goods 0.5%
117,976	Delta-Galil Industries Ltd. (Israel)	3,331,189

	Application Software 2.1%
500,000	Computer Modelling Group Ltd. (Canada)	3,738,710
614,325	Linx S.A. (Brazil)	3,664,623
381,457	Logo Yazilim Sanayi Ve Ticaret A.S.* (Turkey)	7,016,470

		14,419,803

	Asset Management & Custody Banks 1.1%
3,423,100	Peregrine Holdings Ltd. (South Africa)	7,131,822

	Auto Parts & Equipment 3.3%
299,990	FIEM Industries Ltd. (India)	5,001,335
2,150,000	Hu Lane Associate, Inc. (Taiwan)	10,734,396
120,000	UNIWHEELS AG (Poland)	6,737,624

		22,473,355

	Automobile Manufacturers 1.2%
1,416,600	PAK Suzuki Motor Co. Ltd. (Pakistan)	7,831,952

	Automotive Retail 1.1%
3,500,000	Hascol Petroleum Ltd. (Pakistan)	7,371,595

	Brewers 4.0%
962,475	Carlsberg Brewery Malaysia Berhad, Class B (Malaysia)	3,421,202
17,933,940	International Breweries plc (Nigeria)	1,135,816
265,558	Kopparbergs Bryggeri AB, Class B (Sweden)	8,760,306
197,574	Olvi Oyj, Class A (Finland)	5,870,436
160,100	Royal UNIBREW A/S (Denmark)	7,898,837

		27,086,597

	Building Products 0.1%
571,740	Concepcion Industrial Corp. (Philippines)	684,390

	Commodity Chemicals 6.4%
1,354,155	Berger Paints India Ltd. (India)	5,309,435
457,415	Gulf Oil Lubricants India Ltd. (India)	5,029,641
1,317,000	Okamoto Industries, Inc. (Japan)	16,390,257
480,857	Supreme Industries Ltd. (India)	6,500,019
330,700	Tikkurila Oyj (Finland)	7,114,065
1,273,500	Yung Chi Paint & Varnish Manufacturing Co. Ltd. (Taiwan)	3,071,465

		43,414,882

	Communications Equipment 0.6%
549,000	Advanced Ceramic X Corp. (Taiwan)	3,835,670

	Consumer Finance 0.8%
193,263	Credit Corp. Group Ltd. (Australia)	2,754,155
840,165	Unifin Financiera SAPI de C.V. SOFOM (Mexico)	2,534,827

		5,288,982

Shares		Value

	Department Stores 0.6%
257,203	Poya Co. Ltd. (Taiwan)	$3,823,726

	Diversified Banks 1.0%
8,800,000	BRAC Bank Ltd. (Bangladesh)	6,730,840

	Diversified Support Services 0.4%
362,800	Prestige International, Inc. (Japan)	2,937,319

	Drug Retail 1.2%
1,622,058	Green Cross Health Ltd. (New Zealand)	3,177,164
94,400	Kusuri No Aoki Co. Ltd. (Japan)	4,794,241

		7,971,405

	Electrical Components & Equipment 2.3%
519,840	Amara Raja Batteries Ltd. (India)	7,893,635
483,760	Voltronic Power Technology Corp. (Taiwan)	7,562,247

		15,455,882

	Electronic Equipment & Instruments 1.4%
42,100	Isra Vision AG (Germany)	4,682,008
650,000	Smart Marketing Systems plc (United Kingdom)	5,000,220

		9,682,228

	Financial Exchanges & Data 0.3%
846,129	Morningstar Japan KK (Japan)	2,319,648

	Food Distributors 0.3%
8,606,200	Premier Marketing Public Co. Ltd. (Thailand)	2,235,377

	Food Retail 6.2%
37,850,020	7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	16,474,437
220,344	Axial Retailing, Inc. (Japan)	7,616,052
1,511,300	BreadTalk Group Ltd. (Singapore)	1,113,776
2,434,291	Philippine Seven Corp. (Philippines)	7,165,585
90,070	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	3,661,788
7,749,100	Sheng Siong Group Ltd. (Singapore)	6,023,353

		42,054,991

	General Merchandise Stores 0.9%
78,972	Seria Co. Ltd. (Japan)	6,315,891

	Health Care Equipment 1.2%
1,522	STRATEC Biomedical AG (Germany)	87,709
133,175	Vieworks Co. Ltd. (Korea)	7,859,786

		7,947,495

	Health Care Facilities 3.2%
30,536,611	Asiri Hospital Holdings plc (Sri Lanka)	6,240,452
430,957	NMC Health plc (United Arab Emirates)	7,652,610
1,171,068	Raffles Medical Group Ltd. (Singapore)	1,313,877
2,032,981	Shifa International Hospitals Ltd. (Pakistan)	6,422,705

		21,629,644

	Health Care Services 0.6%
157,400	BML, Inc. (Japan)	4,117,965

	Health Care Technology 1.7%
300,000	EMIS Group plc (United Kingdom)	3,653,197
109,300	Nexus AG (Germany)	2,262,874
191,000	NNIT A/S (Denmark)	5,922,011

		11,838,082

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)

Schedule of Investments (continued)

Shares		Value

	Home Improvement Retail 1.9%
415,000	Byggmax Group AB (Sweden)	$3,132,285
275,201	Clas Ohlson AB, Class B (Sweden)	4,282,573
82,494,300	PT Ace Hardware Indonesia Tbk (Indonesia)	5,530,803

		12,945,661

	Human Resource & Employment Services 1.0%
305,300	en-japan, Inc. (Japan)	6,563,325

	Industrial Machinery 1.5%
110,968	SLM Solutions Group AG* (Germany)	5,250,504
1,300,000	Sumeeko Industries Co. Ltd. (Taiwan)	4,956,054

		10,206,558

	Insurance Brokers 1.2%
1,830,700	FPC Par Corretora de Seguros S.A. (Brazil)	8,218,631

	Internet & Direct Marketing Retail 4.7%
48,800	Open Door, Inc.* (Japan)	1,424,467
2,624,167	Trade Me Group Ltd. (New Zealand)	10,738,627
2,192,973	Webjet Ltd. (Australia)	19,469,342

		31,632,436

	Internet Software & Services 7.6%
444,894	Dip Corp. (Japan)	13,688,371
551,399	Gurunavi, Inc. (Japan)	15,045,817
780,100	Infomart Corp. (Japan)	8,993,017
308,718	PChome Online, Inc. (Taiwan)	3,634,236
188,500	SMS Co. Ltd. (Japan)	4,991,100
26,252	XING AG (Germany)	5,516,136

		51,868,677

	IT Consulting & Other Services 1.7%
222,618	Altran Technologies S.A.* (France)	3,291,024
45,402	CANCOM SE (Germany)	2,370,332
506,371	EOH Holdings Ltd. (South Africa)	6,186,785

		11,848,141

	Leisure Products 0.3%
175,368	Samchuly Bicycle Co. Ltd. (Korea)	2,229,220

	Marine Ports & Services 0.2%
72,930	Thessaloniki Port Authority S.A. (Greece)	1,515,629

	Office Services & Supplies 0.5%
4,603,600	Riverstone Holdings Ltd. (Singapore)	3,038,234

	Oil & Gas Refining & Marketing 0.6%
9,294	Hankook Shell Oil Co. Ltd. (Korea)	3,793,211

	Other Diversified Financial Services 0.1%
8,607	Hypoport AG* (Germany)	810,234

	Packaged Foods & Meats 7.8%
2,643,927	Cloetta AB, Class B (Sweden)	9,584,805
1,262,907	Clover Industries Ltd. (South Africa)	1,813,027
411,100	Dutch Lady Milk Industries Berhad (Malaysia)	5,962,466
271,600	Kotobuki Spirits Co. Ltd. (Japan)	6,910,192
40,000,000	PT Nippon Indosari Corpindo Tbk (Indonesia)	5,179,680
54,297,981	RFM Corp. (Philippines)	4,702,578
105,800	Rokko Butter Co. Ltd. (Japan)	3,035,079
1,863,435	TAT Gida Sanayi A.S. (Turkey)	3,651,116
3,743,120	Vitasoy International Holdings Ltd. (Hong Kong)	7,547,625
234,000	Warabeya Nichiyo Co. Ltd. (Japan)	4,878,221

		53,264,789

Shares		Value

	Personal Products 2.3%
7,539,825	Karex Berhad (Malaysia)	$4,485,061
404,832	Sarantis S.A. (Greece)	4,456,724
1,250,000	TCI Co. Ltd. (Taiwan)	6,898,917

		15,840,702

	Pharmaceuticals 1.3%
44,714,200	PT Kimia Farma Persero Tbk (Indonesia)	8,462,499
26,325	Renata Ltd. (Bangladesh)	373,161

		8,835,660

	Regional Banks 1.1%
1,272,126	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	7,286,443

	Restaurants 11.5%
113,048	AmRest Holdings SE* (Poland)	7,095,248
4,908,278	Berjaya Food Berhad (Malaysia)	2,207,568
3,260,900	Collins Foods Ltd. (Australia)	11,305,654
109,716	Domino’s Pizza Enterprises Ltd. (Australia)	5,904,850
447,300	Doutor Nichires Holdings Co. Ltd. (Japan)	8,178,041
1,265,900	Fairwood Holdings Ltd. (Hong Kong)	5,875,458
696,953	Famous Brands Ltd. (South Africa)	8,380,196
149,100	Hiday Hidaka Corp. (Japan)	3,578,812
144,900	Kura Corp. (Japan)	7,030,304
369,217	Patisserie Holdings plc (United Kingdom)	1,477,555
2,018,931	Restaurant Brands New Zealand Ltd. (New Zealand)	8,423,587
643,059	Retail Food Group Ltd. (Australia)	3,430,391
2,269,963	Spur Corp. Ltd. (South Africa)	5,425,745

		78,313,409

	Semiconductor Equipment 0.7%
131,000	Japan Material Co. Ltd. (Japan)	4,915,487

	Soft Drinks 1.3%
138,893,320	Pepsi-Cola Products Philippines, Inc. (Philippines)	9,136,399

	Specialized REITs 1.2%
6,474,752	National Storage REIT (Australia)	7,953,498

	Specialty Chemicals 1.4%
6,229,947	Chemical and Allied Products plc (Nigeria)	672,439
973,719	DuluxGroup Ltd. (Australia)	4,918,556
811,719	SH Kelkar & Co. Ltd. (India)	3,718,448

		9,309,443

	Tobacco 0.2%
5,249	Karelia Tobacco Co., Inc. S.A. (Greece)	1,503,597

	Total Common Stocks (cost $503,946,591)	659,146,851

SEPTEMBER 30, 2016

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.9%

	Repurchase Agreement 3.9%
$26,393,932	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $22,625,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $26,923,750; repurchase proceeds: $26,393,998 (cost $26,393,932)	$26,393,932

	Total Short-Term Investments (cost $26,393,932)	26,393,932

	Total Investments (cost $530,340,523) 100.8%§	685,540,783

	Liabilities less Other Assets (0.8%)	(5,152,972)

	NET ASSETS 100.0%	$680,387,811

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 2.07%.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2016, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	8.5
Bangladesh	1.1
Brazil	1.8
Canada	0.6
Denmark	2.1
Finland	2.0
France	1.6
Germany	3.2
Greece	1.1
Hong Kong	2.0
India	6.4
Indonesia	2.9
Israel	1.1
Japan	20.3
Korea	2.1
Lithuania	0.3
Malaysia	4.9
Mexico	1.5
New Zealand	4.5
Nigeria	0.3
Pakistan	3.3
Philippines	3.3
Poland	2.1
Singapore	1.7
South Africa	4.4
Sri Lanka	0.9
Sweden	3.9
Taiwan	6.7
Thailand	0.8
Turkey	1.6
United Arab Emirates	1.2
United Kingdom	1.8

TOTAL	100.0%

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.5%

	Communications Equipment 4.1%
246,937	Cisco Systems, Inc.	$7,832,842

	Diversified Banks 11.4%
159,522	Citigroup, Inc.	7,534,224
118,320	JPMorgan Chase & Co.	7,878,929
147,630	Wells Fargo & Co.	6,537,056

		21,950,209

	Diversified Chemicals 2.4%
68,649	Eastman Chemical Co.	4,646,164

	Diversified REITs 1.8%
131,570	Select Income REIT	3,539,233

	Drug Retail 1.3%
28,147	CVS Health Corp.	2,504,802

	Electric Utilities 8.5%
104,413	Duke Energy Corp.	8,357,217
243,884	Exelon Corp.	8,118,898

		16,476,115

	Electrical Components & Equipment 2.5%
74,530	Eaton Corp. plc	4,897,366

	Health Care Distributors 1.2%
30,166	Cardinal Health, Inc.	2,343,898

	Health Care Equipment 2.1%
47,652	Medtronic plc	4,117,133

	Health Care REITs 0.9%
60,924	Care Capital Properties, Inc.	1,736,334

	Household Products 4.0%
86,153	Procter & Gamble Co. (The)	7,732,232

	Hypermarkets & Super Centers 4.1%
110,070	Wal-Mart Stores, Inc.	7,938,248

	Industrial Conglomerates 3.8%
248,795	General Electric Co.††	7,369,308

	Integrated Oil & Gas 9.4%
64,226	Chevron Corp.	6,610,140
116,039	Royal Dutch Shell plc ADR (Netherlands)	5,810,073
207,711	Suncor Energy, Inc. (Canada)	5,770,211

		18,190,424

	Integrated Telecommunication Services 3.0%
111,128	Verizon Communications, Inc.	5,776,433

	Investment Banking & Brokerage 2.4%
27,980	Goldman Sachs Group, Inc. (The)	4,512,335

	Multi-Line Insurance 2.9%
95,416	American International Group, Inc.	5,661,985

	Oil & Gas Equipment & Services 2.6%
110,656	Halliburton Co.	4,966,241

	Pharmaceuticals 8.3%
68,953	Johnson & Johnson	8,145,418
233,067	Pfizer, Inc.	7,893,979

		16,039,397

	Property & Casualty Insurance 1.7%
60,855	Axis Capital Holdings Ltd.	3,306,252

Shares		Value

	Regional Banks 4.6%
271,368	KeyCorp	$3,302,549
61,236	PNC Financial Services Group, Inc.	5,516,751

		8,819,300

	Semiconductors 2.0%
102,600	Intel Corp.	3,873,150

	Specialized REITs 3.0%
73,386	EPR Properties	5,778,414

	Systems Software 5.7%
99,228	Microsoft Corp.	5,715,533
136,649	Oracle Corp.	5,367,573

		11,083,106

	Technology Hardware, Storage & Peripherals 2.8%
47,027	Apple, Inc.	5,316,402

	Total Common Stocks (cost $155,952,971)	186,407,323

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.2%

	Repurchase Agreement 2.2%
$4,332,782	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $3,715,000 of United States Treasury Bonds 3.125% due 11/15/41; value $4,420,850; repurchase proceeds: $4,332,793†† (cost $4,332,782)	$4,332,782

	Total Short-Term Investments (cost $4,332,782)	4,332,782

	Total Investments (cost $160,285,753) 98.7%	190,740,105

	Other Assets less Liabilities 1.3%	2,539,989

	NET ASSETS 100.0%	$193,280,094

††All or a portion of this security has been designated as collateral for call options written. As of September 30, 2016, the call options written were no longer held; therefore, the collateral will be subsequently released.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2016, Wasatch Large Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	3.1
Netherlands	3.1
United States	93.8

TOTAL	100.0%

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 85.1%

	Airlines 3.0%
141,557	United Continental Holdings, Inc.* ††	$7,427,496

	Apparel Retail 2.8%
582,803	Chico’s FAS, Inc.	6,935,356

	Apparel, Accessories & Luxury Goods 2.9%
151,965	Michael Kors Holdings Ltd.*	7,110,442

	Automobile Manufacturers 2.9%
226,345	General Motors Co.	7,190,981

	Communications Equipment 2.1%
161,374	Cisco Systems, Inc.††	5,118,783

	Department Stores 2.1%
142,938	Macy’s, Inc.††	5,295,853

	Diversified Banks 2.8%
147,676	Citigroup, Inc.	6,974,737

	Diversified REITs 1.0%
398,492	Investors Real Estate Trust††	2,371,027

	Electrical Components & Equipment 1.3%
58,039	Emerson Electric Co.††	3,163,706

	Fertilizers & Agricultural Chemicals 5.2%
59,378	Monsanto Co.††	6,068,432
278,424	Mosaic Co. (The)††	6,810,251

		12,878,683

	Food Retail 1.3%
117,861	Whole Foods Market, Inc.††	3,341,359

	Health Care Equipment 4.5%
82,711	Medtronic plc	7,146,230
35,162	Stryker Corp.††	4,093,209

		11,239,439

	Health Care Services 2.5%
89,304	Express Scripts Holding Co.*	6,298,611

	Homefurnishing Retail 1.7%
125,288	Restoration Hardware Holdings, Inc.* ††	4,332,459

	Hotels, Resorts & Cruise Lines 1.4%
305,713	La Quinta Holdings, Inc.* ††	3,417,871

	Hypermarkets & Super Centers 1.3%
43,205	Wal-Mart Stores, Inc.††	3,115,945

	Integrated Telecommunication Services 2.2%
103,205	Verizon Communications, Inc.††	5,364,596

	Internet Software & Services 2.4%
114,474	Akamai Technologies, Inc.*	6,065,977

	Multi-Line Insurance 1.8%
109,012	Loews Corp.††	4,485,844

	Oil & Gas Drilling 2.4%
320,387	Unit Corp.*	5,959,198

	Oil & Gas Exploration & Production 6.2%
101,493	Anadarko Petroleum Corp.	6,430,596
1,096,194	Bill Barrett Corp.*	6,094,839
204,545	Southwestern Energy Co.* ††	2,830,903

		15,356,338

Shares		Value

	Pharmaceuticals 6.7%
42,089	Johnson & Johnson	$4,971,974
78,888	Novartis AG ADR (Switzerland)	6,228,996
105,321	Zoetis, Inc.††	5,477,745

		16,678,715

	Regional Banks 3.1%
212,016	KeyCorp††	2,580,235
56,333	PNC Financial Services Group, Inc.	5,075,040

		7,655,275

	Semiconductors 4.7%
91,000	Mellanox Technologies Ltd.*	3,935,750
113,851	QUALCOMM, Inc.	7,798,794

		11,734,544

	Specialized REITs 4.8%
134,668	Iron Mountain, Inc.††	5,054,090
288,925	Outfront Media, Inc.††	6,833,076

		11,887,166

	Steel 2.3%
228,927	Steel Dynamics, Inc.	5,720,886

	Systems Software 4.0%
184,680	Oracle Corp.	7,254,230
35,682	VMware, Inc., Class A* ††	2,617,275

		9,871,505

	Technology Hardware, Storage & Peripherals 4.0%
88,198	Apple, Inc.††	9,970,784

	Thrifts & Mortgage Finance 1.7%
185,830	BofI Holding, Inc.* ††	4,162,592

	Total Common Stocks (cost $206,060,701)	211,126,168

Principal Amount		Value

	SHORT-TERM INVESTMENTS 21.2%

	Repurchase Agreement 21.2%
$52,568,539	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $44,855,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $50,622,600; of United States Treasury Bonds 3.625% due 2/15/44; value: $2,997,925; proceeds: $52,568,671 (cost $52,568,539)	$52,568,539

	Total Short-Term Investments (cost $52,568,539)	52,568,539

	Total Investments (cost $258,629,240) 106.3%	263,694,707

	Liabilities less Other Assets (6.3%)	(15,527,315)

	NET ASSETS 100.0%	$248,167,392

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Shares		Value

	SECURITIES SOLD SHORT 44.7%

	Airlines 1.1%
39,619	Alaska Air Group, Inc.	$2,609,307

	Apparel, Accessories & Luxury Goods 1.7%
112,423	Coach, Inc.	4,110,185

	Application Software 1.7%
85,993	Paycom Software, Inc.*	4,310,829

	Automobile Manufacturers 1.0%
11,825	Tesla Motors, Inc.*	2,412,655

	Automotive Retail 1.4%
66,353	CarMax, Inc.*	3,539,932

	Construction Machinery & Heavy Trucks 2.1%
58,187	Caterpillar, Inc.	5,165,260

	Copper 1.5%
342,385	Freeport-McMoRan, Inc.	3,718,301

	Department Stores 0.6%
169,949	JC Penney Co., Inc.*	1,566,930

	Diversified Support Services 1.4%
90,412	Healthcare Services Group, Inc.	3,578,507

	Electronic Equipment & Instruments 1.5%
69,825	Cognex Corp.	3,690,949

	Food Distributors 2.5%
124,233	Sysco Corp.	6,088,659

	Health Care Equipment 5.5%
112,405	Inogen, Inc.*	6,733,059
175,798	Zeltiq Aesthetics, Inc.*	6,894,798

		13,627,857

	Health Care Technology 2.0%
117,219	Veeva Systems, Inc., Class A*	4,838,800

	Home Entertainment Software 1.3%
36,980	Electronic Arts, Inc.*	3,158,092

	Housewares & Specialties 2.0%
95,716	Newell Brands, Inc.	5,040,405

	Integrated Oil & Gas 1.8%
50,428	Exxon Mobil Corp.	4,401,356

	Oil & Gas Drilling 2.3%
83,486	Helmerich & Payne, Inc.	5,618,608

	Packaged Foods & Meats 1.3%
138,168	Blue Buffalo Pet Products, Inc.*	3,282,872

	Personal Products 2.6%
74,059	Estee Lauder Cos., Inc. (The), Class A	6,558,665

	Pharmaceuticals 1.9%
99,674	Prestige Brands Holdings, Inc.*	4,811,264

	Property & Casualty Insurance 2.5%
158,102	First American Financial Corp.	6,210,247

	Restaurants 0.8%
45,121	Restaurant Brands International, Inc. (Canada)	2,011,494

	Specialized REITs 1.2%
27,336	American Tower Corp.	3,097,989

Shares		Value

	Specialty Stores 3.0%
16,040	Tractor Supply Co.	$1,080,294
26,657	Ulta Salon Cosmetics & Fragrance, Inc.*	6,343,833

		7,424,127

	Total Securities Sold Short (proceeds $99,534,144)	110,873,290

*Non-income producing.

††All or a portion of this security has been designated as collateral for short sales or purchase commitments (see Note 3).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2016, Wasatch Long/Short Fund’s investments, excluding short-term investments and securities sold short, were in the following countries (unaudited):

Country	%
Switzerland	3.0
United States	97.0

TOTAL	100.0%

At September 30, 2016, Wasatch Long/Short Fund’s securities sold short were in the following countries (unaudited):

Country	%
Canada	1.8
United States	98.2

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.7%

	Air Freight & Logistics 1.0%
117,168	Echo Global Logistics, Inc.*	$2,701,894

	Apparel Retail 1.1%
167,365	Zumiez, Inc.*	3,012,570

	Apparel, Accessories & Luxury Goods 2.4%
339,635	Superior Uniform Group, Inc.	6,721,377

	Application Software 10.5%
192,797	Callidus Software, Inc.*	3,537,825
26,063	Ellie Mae, Inc.*	2,744,434
249,716	Exa Corp.*	4,007,942
93,586	Globant S.A.* (Argentina)	3,941,842
39,549	HubSpot, Inc.*	2,278,813
32,840	Tyler Technologies, Inc.*	5,623,193
20,850	Ultimate Software Group, Inc. (The)*	4,261,532
147,896	Workiva, Inc.*	2,681,354

		29,076,935

	Asset Management & Custody Banks 1.0%
15,534	Diamond Hill Investment Group, Inc.	2,870,528

	Automotive Retail 0.9%
41,597	Monro Muffler Brake, Inc.	2,544,488

	Biotechnology 5.7%
278,787	Abcam plc (United Kingdom)	3,035,337
151,227	Argos Therapeutics, Inc.*	751,598
15,000	Argos Therapeutics, Inc. PIPE* *** †	74,550
22,500	Argos Therapeutics, Inc. PIPE* *** †	111,825
176,227	ChemoCentryx, Inc.*	1,064,411
250,157	Cytokinetics, Inc.*	2,296,441
62,154	Esperion Therapeutics, Inc.*	860,833
188,539	Exact Sciences Corp.*	3,501,169
61,686	Flexion Therapeutics, Inc.*	1,205,345
129,918	Inovio Pharmaceuticals, Inc.*	1,210,836
210,359	Sangamo BioSciences, Inc.*	973,962
48,501	Selecta Biosciences, Inc.*	691,139

		15,777,446

	Building Products 1.5%
68,903	Trex Co., Inc.*	4,045,984

	Consumer Electronics 1.2%
415,264	ZAGG, Inc.*	3,363,638

	Data Processing & Outsourced Services 0.9%
52,474	ExlService Holdings, Inc.*	2,615,304

	Department Stores 0.9%
317,634	V-Mart Retail Ltd. (India)	2,416,366

	Diversified Banks 1.4%
1,918,211	City Union Bank Ltd. (India)	3,820,288

	Electronic Equipment & Instruments 2.0%
34,211	Mesa Laboratories, Inc.	3,912,370
235,599	Napco Security Technologies, Inc.*	1,696,313

		5,608,683

	Electronic Manufacturing Services 2.0%
73,529	Fabrinet*	3,278,658
26,759	IPG Photonics Corp.*	2,203,604

		5,482,262

Shares		Value

	Environmental & Facilities Services 1.2%
241,406	Heritage-Crystal Clean, Inc.*	$3,205,872

	Food Distributors 0.9%
217,154	Chefs’ Warehouse, Inc. (The)*	2,419,096

	General Merchandise Stores 1.0%
108,663	Ollie’s Bargain Outlet Holdings, Inc.*	2,848,057

	Health Care Equipment 3.3%
209,478	AtriCure, Inc.*	3,313,942
88,199	Entellus Medical, Inc.*	1,956,254
151,770	Novadaq Technologies, Inc.* (Canada)	1,755,979
71,920	Oxford Immunotec Global plc*	903,315
142,380	Tandem Diabetes Care, Inc.*	1,090,631

		9,020,121

	Health Care Facilities 2.1%
282,081	Ensign Group, Inc. (The)	5,678,290

	Health Care REITs 3.0%
390,349	CareTrust REIT, Inc.	5,769,358
213,551	MedEquities Realty Trust, Inc.*	2,509,224

		8,278,582

	Health Care Technology 0.9%
64,637	Omnicell, Inc.*	2,475,597

	Heavy Electrical Equipment 1.0%
131,694	TPI Composites, Inc.*	2,799,814

	Homebuilding 4.8%
154,656	Installed Building Products, Inc.*	5,547,511
210,367	LGI Homes, Inc.*	7,749,920

		13,297,431

	Industrial Machinery 1.6%
47,470	Arcam AB* (Sweden)	1,621,288
46,181	Proto Labs, Inc.*	2,766,704

		4,387,992

	Integrated Telecommunication Services 0.9%
287,433	Ooma, Inc.*	2,609,892

	Internet & Direct Marketing Retail 3.0%
82,324	Duluth Holdings, Inc.*	2,182,409
258,154	MakeMyTrip Ltd.* (India)	6,092,435

		8,274,844

	Internet Software & Services 7.8%
55,331	Cornerstone OnDemand, Inc.*	2,542,459
138,187	Envestnet, Inc.*	5,036,916
173,301	Reis, Inc.	3,545,739
112,000	SMS Co. Ltd. (Japan)	2,965,534
55,267	SPS Commerce, Inc.*	4,057,151
113,175	Tucows, Inc., Class A*	3,621,600

		21,769,399

	Leisure Products 0.8%
189,774	MCBC Holdings, Inc.	2,163,424

	Life & Health Insurance 1.0%
166,218	Trupanion, Inc.*	2,809,084

	Life Sciences Tools & Services 2.1%
122,614	Fluidigm Corp.*	982,138
63,996	ICON plc* (Ireland)	4,951,371

		5,933,509

	Managed Health Care 2.7%
194,139	HealthEquity, Inc.*	7,348,161

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Shares		Value

	Oil & Gas Equipment & Services 0.7%
157,619	Pason Systems, Inc. (Canada)	$2,017,168

	Packaged Foods & Meats 2.0%
344,649	Freshpet, Inc.*	2,981,214
1,500,000	Prabhat Dairy Ltd. (India)	2,629,168

		5,610,382

	Personal Products 0.1%
9,917	elf Beauty, Inc.*	278,866

	Pharmaceuticals 5.0%
14,323	Aerie Pharmaceuticals, Inc.*	540,550
96,749	Akorn, Inc.*	2,637,378
130,954	Auris Medical Holding AG* (Switzerland)	226,550
127,152	Cempra, Inc.*	3,077,078
170,645	Egalet Corp.*	1,298,609
44,566	Intra-Cellular Therapies, Inc.*	679,186
599,945	Natco Pharma Ltd. (India)	5,377,248

		13,836,599

	Real Estate Services 0.6%
63,723	HFF, Inc., Class A	1,764,490

	Regional Banks 5.4%
134,808	Cardinal Financial Corp.	3,517,141
125,319	Customers Bancorp, Inc.*	3,153,026
161,075	People’s Utah Bancorp	3,277,876
94,443	Pinnacle Financial Partners, Inc.	5,107,477

		15,055,520

	Restaurants 0.3%
138,468	Papa Murphy’s Holdings, Inc.*	893,119

	Semiconductor Equipment 1.8%
277,617	PDF Solutions, Inc.*	5,044,301

	Semiconductors 1.5%
42,129	NVE Corp.	2,483,083
28,212	Power Integrations, Inc.	1,778,203

		4,261,286

	Specialty Stores 1.1%
246,472	DavidsTea, Inc.* (Canada)	3,036,535

	Systems Software 1.5%
46,309	FleetMatics Group plc*	2,777,614
151,664	TubeMogul, Inc.*	1,421,091

		4,198,705

	Technology Hardware, Storage & Peripherals 1.5%
742,732	USA Technologies, Inc.*	4,163,013

	Textiles 0.5%
1,900,000	Welspun India Ltd. (India)	1,493,917

	Thrifts & Mortgage Finance 3.1%
1,050,006	Gruh Finance Ltd. (India)	5,207,449
34,059	LendingTree, Inc.*	3,300,658

		8,508,107

	Total Common Stocks (cost $170,909,724)	265,538,936

	WARRANTS 0.0%

	Biotechnology 0.0%
16,875	Argos Therapeutics, Inc., expiring 3/14/2021* *** †	16,031

	Total Warrants (cost $2,109)	16,031

Principal Amount		Value
	SHORT-TERM INVESTMENTS 5.4%

	Repurchase Agreement 5.4%
$15,116,164	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $12,960,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $15,422,400; repurchase proceeds: $15,116,202 (cost $15,116,164)	$15,116,164

	Total Short-Term Investments (cost $15,116,164)	15,116,164

	Total Investments (cost $186,027,997) 101.1%	280,671,131

	Liabilities less Other Assets (1.1%)	(2,980,208)

	NET ASSETS 100.0%	$277,690,923

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2016, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.5
Canada	2.6
India	10.2
Ireland	1.9
Japan	1.1
Sweden	0.6
Switzerland	0.1
United Kingdom	1.1
United States	80.9

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 90.8%

	Airlines 0.7%
10,000	Allegiant Travel Co.	$1,320,700

	Alternative Carriers 0.8%
140,000	ORBCOMM, Inc.*	1,435,000

	Apparel, Accessories & Luxury Goods 0.5%
41,260	Superior Uniform Group, Inc.	816,535

	Application Software 4.2%
37,000	Ebix, Inc.	2,103,450
42,000	ESI Group* (France)	1,816,456
50,000	Everbridge, Inc.*	843,000
25,000	Globant S.A.* (Argentina)	1,053,000
157,000	Model N, Inc.*	1,744,270

		7,560,176

	Asset Management & Custody Banks 1.5%
55,000	mutares AG (Germany)	830,380
87,000	Solar Capital Ltd.	1,785,240

		2,615,620

	Auto Parts & Equipment 2.6%
36,000	Gentherm, Inc.*	1,131,120
120,000	Horizon Global Corp.*	2,391,600
97,700	Unique Fabricating, Inc.	1,195,848

		4,718,568

	Biotechnology 0.5%
45,000	Exact Sciences Corp.*	835,650

	Brewers 0.8%
700,000	Turk Tuborg Bira ve Malt Sanayii A.S.* (Turkey)	1,492,836

	Building Products 2.3%
32,000	Caesarstone Ltd.* (Israel)	1,206,720
23,000	Patrick Industries, Inc.*	1,424,160
24,000	Trex Co., Inc.*	1,409,280

		4,040,160

	Commercial Printing 1.0%
195,000	InnerWorkings, Inc.*	1,836,900

	Commodity Chemicals 1.0%
350,000	Green Seal Holding Ltd. (Taiwan)	1,719,545

	Communications Equipment 0.9%
205,000	ShoreTel, Inc.*	1,640,000

	Construction & Engineering 1.1%
60,000	NV5 Global, Inc.*	1,938,600

	Consumer Electronics 1.3%
290,000	ZAGG, Inc.*	2,349,000

	Data Processing & Outsourced Services 0.6%
700,000	TIO Networks Corp.* (Canada)	1,136,476

	Diversified Banks 2.2%
1,000,000	City Union Bank Ltd. (India)	1,991,589
4,600,000	EastWest Banking Corp. (Philippines)	1,897,103

		3,888,692

	Diversified Support Services 0.9%
1,150,000	Johnson Service Group plc (United Kingdom)	1,624,723

Shares		Value

	Electronic Equipment & Instruments 2.0%
197,142	CUI Global, Inc.*	$1,149,338
150,000	Napco Security Technologies, Inc.*	1,080,000
58,000	Optex Co. Ltd. (Japan)	1,366,994

		3,596,332

	Electronic Manufacturing Services 1.8%
71,000	Fabrinet*	3,165,890

	Environmental & Facilities Services 1.6%
430,000	Hudson Technologies, Inc.*	2,859,500

	Food Distributors 0.4%
65,100	Chefs’ Warehouse, Inc. (The)*	725,214

	Food Retail 0.6%
255,000	Majestic Wine plc* (United Kingdom)	1,015,517

	General Merchandise Stores 2.0%
71,000	Ollie’s Bargain Outlet Holdings, Inc.*	1,860,910
21,000	Seria Co. Ltd. (Japan)	1,679,503

		3,540,413

	Health Care Equipment 4.2%
124,000	AtriCure, Inc.*	1,961,680
300,000	Bovie Medical Corp.*	1,563,000
97,000	iRadimed Corp.*	1,648,030
130,000	Tactile Systems Technology, Inc.*	2,431,000

		7,603,710

	Health Care Facilities 1.9%
84,000	Ensign Group, Inc. (The)	1,690,920
2,199,943	RHT Health Trust** (Singapore)	1,685,811

		3,376,731

	Health Care REITs 3.0%
110,000	CareTrust REIT, Inc.	1,625,800
137,500	MedEquities Realty Trust, Inc.*	1,615,625
82,000	Sabra Health Care REIT, Inc.	2,064,760

		5,306,185

	Health Care Services 3.7%
40,000	Air Methods Corp.*	1,259,600
1,100,000	GHP Specialty Care AB (Sweden)	1,538,677
44,000	LHC Group, Inc.*	1,622,720
63,000	National Research Corp., Class A	1,026,270
350,000	Nobilis Health Corp.* (Canada)	1,168,489

		6,615,756

	Health Care Supplies 0.6%
158,000	Cerus Corp.*	981,180
22,068	Chembio Diagnostics, Inc.*	162,641

		1,143,821

	Health Care Technology 2.7%
90,000	Nexus AG (Germany)	1,863,300
55,000	Omnicell, Inc.*	2,106,500
22,000	Software Service, Inc. (Japan)	931,808

		4,901,608

	Heavy Electrical Equipment 0.8%
70,000	TPI Composites, Inc.*	1,488,200

	Homebuilding 2.4%
55,000	Installed Building Products, Inc.*	1,972,850
63,000	LGI Homes, Inc.*	2,320,920

		4,293,770

WASATCH MICRO CAP VALUE FUND (WAMVX)

Schedule of Investments (continued)

Shares		Value

	Hotel & Resort REITs 0.8%
115,000	Summit Hotel Properties, Inc.	$1,513,400

	Hotels, Resorts & Cruise Lines 0.5%
100,000	Red Lion Hotels Corp.*	834,000

	Human Resource & Employment Services 0.5%
63,000	BG Staffing, Inc.	975,240

	Industrial Machinery 1.9%
33,000	John Bean Technologies Corp.	2,328,150
52,292	Taylor Devices, Inc.*	1,032,767

		3,360,917

	Internet & Direct Marketing Retail 0.8%
69,000	Oisix, Inc.* (Japan)	1,438,450

	Internet Software & Services 2.8%
200,000	LivePerson, Inc.*	1,682,000
59,255	Reis, Inc.	1,212,357
68,000	Tucows, Inc., Class A*	2,176,000

		5,070,357

	IT Consulting & Other Services 1.2%
14,000	EPAM Systems, Inc.*	970,340
58,000	Perficient, Inc.*	1,168,700

		2,139,040

	Leisure Products 1.1%
90,000	Nautilus, Inc.*	2,044,800

	Life Sciences Tools & Services 0.7%
29,000	INC Research Holdings, Inc., Class A*	1,292,820

	Mortgage REITs 1.1%
260,000	Arbor Realty Trust, Inc.	1,929,200

	Oil & Gas Exploration & Production 1.8%
146,000	Earthstone Energy, Inc.*	1,255,600
310,000	Evolution Petroleum Corp.	1,946,800

		3,202,400

	Packaged Foods & Meats 2.3%
195,000	Freshpet, Inc.*	1,686,750
1,600,000	Kawan Food BHD (Malaysia)	1,466,328
500,000	Prabhat Dairy Ltd. (India)	876,389

		4,029,467

	Personal Products 0.5%
86,000	Sarantis S.A. (Greece)	946,759

	Pharmaceuticals 1.6%
79,000	Cempra, Inc.*	1,911,800
1,200,000	Marksans Pharma Ltd. (India)	949,835

		2,861,635

	Property & Casualty Insurance 2.0%
105,000	Atlas Financial Holdings, Inc.*	1,655,850
210,000	Kingstone Cos., Inc.	1,938,300

		3,594,150

	Regional Banks 6.6%
50,000	American River Bankshares*	542,000
61,000	Bankwell Financial Group, Inc.	1,445,090
117,000	Blue Hills Bancorp, Inc.	1,757,340
75,000	Capstar Financial Holdings, Inc.*	1,271,250
82,000	Customers Bancorp, Inc.*	2,063,120
51,000	First of Long Island Corp. (The)	1,690,650
106,000	Investar Holding Corp.	1,627,100
74,000	People’s Utah Bancorp	1,505,900

		11,902,450

Shares		Value

	Residential REITs 0.8%
115,000	Bluerock Residential Growth REIT, Inc.	$1,495,000

	Restaurants 0.9%
450,000	Collins Foods Ltd. (Australia)	1,560,166

	Semiconductor Equipment 1.0%
98,000	PDF Solutions, Inc.*	1,780,660

	Semiconductors 1.9%
223,500	GigPeak, Inc.*	525,225
187,000	Tower Semiconductor Ltd.* (Israel)	2,838,660

		3,363,885

	Specialty Chemicals 2.2%
155,000	Ferro Corp.*	2,140,550
118,000	Flotek Industries, Inc.*	1,715,720

		3,856,270

	Technology Hardware, Storage & Peripherals 0.9%
300,000	USA Technologies, Inc.*	1,681,500

	Textiles 1.5%
2,100,000	Best Pacific International Holdings Ltd. (China)	1,784,204
1,100,000	Welspun India Ltd. (India)	864,899

		2,649,103

	Thrifts & Mortgage Finance 4.1%
122,000	Beneficial Bancorp, Inc.	1,794,620
112,000	BofI Holding, Inc.*	2,508,800
115,000	Kearny Financial Corp.	1,565,150
360,000	Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	1,479,166

		7,347,736

	Trading Companies & Distributors 0.7%
34,000	SiteOne Landscape Supply, Inc.*	1,221,620

	Total Common Stocks (cost $118,078,674)	162,692,853

	CONVERTIBLE PREFERRED STOCKS 0.8%

	Oil & Gas Refining & Marketing 0.8%
531,208	Vertex Energy, Inc., Pfd., Series B*** †	1,387,781

	Total Convertible Preferred Stocks (cost $1,551,745)	1,387,781

	PREFERRED STOCKS 0.8%

	Pharmaceuticals 0.8%
105,263	Acetylon Pharmaceuticals, Inc., Series B Pfd.* *** †	1,379,998

	Total Preferred Stocks (cost $499,999)	1,379,998

	WARRANTS 0.0%

	Oil & Gas Refining & Marketing 0.0%
250,000	Vertex Energy, Inc., expiring 12/24/20* *** †	25,000

	Total Warrants (cost $95,000)	25,000

SEPTEMBER 30, 2016

Shares		Value

	RIGHTS 0.0%

	Health Care Supplies 0.0%
375,000	Synergetics USA, Inc.* *** †	$37,500

	Total Rights (cost $71,250)	37,500

Principal Amount		Value

	SHORT-TERM INVESTMENTS 8.1%

	Repurchase Agreement 8.1%
$14,498,386	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $12,430,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $14,791,700; repurchase proceeds: $14,498,423†† (cost $14,498,386)	$14,498,386

	Total Short-Term Investments (cost $14,498,386)	14,498,386

	Total Investments (cost $134,795,054) 100.5%	180,021,518

	Liabilities less Other Assets (0.5%)	(905,146)

	NET ASSETS 100.0%	$179,116,372

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for an unfunded loan commitment (see Note 3).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2016, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	0.6
Australia	0.9
Canada	1.4
China	1.1
France	1.1
Germany	1.6
Greece	0.6
India	2.8
Israel	2.5
Japan	3.3
Malaysia	0.9
Philippines	1.2
Singapore	1.0
Sweden	0.9
Taiwan	1.0
Turkey	0.9
United Kingdom	2.5
United States	75.7

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.4%

	Aerospace & Defense 1.7%
537,468	HEICO Corp., Class A	$32,522,189

	Air Freight & Logistics 3.7%
36,319,023	Aramex PJSC (United Arab Emirates)	38,971,103
1,316,353	Echo Global Logistics, Inc.*	30,355,100

		69,326,203

	Airlines 3.2%
159,384	Allegiant Travel Co.	21,049,845
926,177	Spirit Airlines, Inc.*	39,390,308

		60,440,153

	Apparel Retail 1.2%
1,265,079	Zumiez, Inc.* ‡‡	22,771,422

	Application Software 10.9%
1,389,324	Callidus Software, Inc.*	25,494,095
263,474	Globant S.A.* (Argentina)	11,097,525
501,314	HubSpot, Inc.*	28,885,713
420,349	Paylocity Holding Corp.*	18,688,716
402,387	Ultimate Software Group, Inc. (The)*	82,243,879
1,283,797	Zendesk, Inc.*	39,425,406

		205,835,334

	Automotive Retail 3.8%
521,556	Monro Muffler Brake, Inc.	31,903,581
139,313	O’Reilly Automotive, Inc.*	39,022,964

		70,926,545

	Biotechnology 7.5%
2,124,073	Abcam plc (United Kingdom)	23,126,174
1,554,921	Argos Therapeutics, Inc.*	7,727,957
52,450	Argos Therapeutics, Inc. PIPE* *** †	260,676
78,700	Argos Therapeutics, Inc. PIPE* *** †	391,139
1,357,191	ChemoCentryx, Inc.*	8,197,434
683,170	Cytokinetics, Inc.*	6,271,501
240,910	Esperion Therapeutics, Inc.*	3,336,603
560,875	Exact Sciences Corp.*	10,415,449
413,857	Flexion Therapeutics, Inc.*	8,086,766
987,182	Inovio Pharmaceuticals, Inc.*	9,200,536
2,064,571	Sangamo BioSciences, Inc.*	9,558,964
996,987	Seattle Genetics, Inc.*	53,847,268

		140,420,467

	Data Processing & Outsourced Services 0.7%
280,078	ExlService Holdings, Inc.*	13,959,088

	Diversified Banks 2.1%
272,169	HDFC Bank Ltd. ADR (India)	19,566,229
1,013,700	Yes Bank Ltd. (India)	19,127,536

		38,693,765

	Diversified Support Services 2.9%
1,020,424	Copart, Inc.*	54,653,909

	Drug Retail 1.4%
119,229	Cosmos Pharmaceutical Corp. (Japan)	25,467,187

	Food Distributors 1.1%
1,897,093	Chefs’ Warehouse, Inc. (The)* ‡‡	21,133,616

	General Merchandise Stores 1.3%
934,626	Ollie’s Bargain Outlet Holdings, Inc.*	24,496,547

	Health Care Equipment 0.2%
593,260	Tandem Diabetes Care, Inc.*	4,544,372

	Health Care Facilities 1.6%
1,533,765	Ensign Group, Inc. (The)	30,874,689

Shares		Value

	Internet & Direct Marketing Retail 5.3%
828,553	Blue Nile, Inc.‡‡	$28,518,794
1,751,690	MakeMyTrip Ltd.* (India)	41,339,884
398,485	Wayfair, Inc., Class A*	15,688,355
96,295	zooplus AG* (Germany)	13,954,308

		99,501,341

	Internet Software & Services 7.8%
1,917,395	Cornerstone OnDemand, Inc.*	88,104,300
711,160	Envestnet, Inc.*	25,921,782
179,336	Shutterstock, Inc.*	11,423,703
296,139	SPS Commerce, Inc.*	21,739,564

		147,189,349

	IT Consulting & Other Services 1.5%
547,082	Luxoft Holding, Inc.* (Switzerland)	28,913,284

	Life & Health Insurance 0.5%
561,380	Trupanion, Inc.*	9,487,322

	Life Sciences Tools & Services 4.9%
2,003,520	Divi’s Laboratories Ltd. (India)	39,119,495
961,352	Fluidigm Corp.*	7,700,430
576,523	ICON plc* (Ireland)	44,605,584

		91,425,509

	Managed Health Care 1.3%
648,974	HealthEquity, Inc.*	24,563,666

	Oil & Gas Drilling 0.2%
199,608	Nabors Industries Ltd.	2,427,233
343,142	Seadrill Ltd.*	813,247

		3,240,480

	Oil & Gas Equipment & Services 0.8%
110,894	Archrock, Inc.	1,450,493
88,407	Dril-Quip, Inc.*	4,927,806
88,632	Frank’s International N.V.	1,152,216
78,835	Oceaneering International, Inc.	2,168,751
349,452	RPC, Inc.*	5,870,794

		15,570,060

	Oil & Gas Exploration & Production 0.4%
456,863	EP Energy Corp., Class A*	2,001,060
437,069	WPX Energy, Inc.*	5,764,940

		7,766,000

	Oil & Gas Refining & Marketing 0.2%
38,475	CVR Energy, Inc.	529,801
77,771	Delek US Holdings, Inc.	1,344,660
50,917	Western Refining, Inc.	1,347,264

		3,221,725

	Packaged Foods & Meats 1.4%
286,067	GlaxoSmithKline Consumer Healthcare Ltd. (India)	26,161,940

	Personal Products 0.7%
945,654	Colgate-Palmolive India Ltd. (India)	13,833,279

	Pharmaceuticals 1.2%
681,518	Auris Medical Holding AG* (Switzerland)	1,179,026
688,529	Cempra, Inc.*	16,662,402
345,185	Intra-Cellular Therapies, Inc.*	5,260,619

		23,102,047

	Real Estate Services 0.7%
437,341	HFF, Inc., Class A	12,109,972

SEPTEMBER 30, 2016

Shares		Value

	Regional Banks 7.9%
515,466	Bank of Hawaii Corp.	$37,433,141
585,554	Eagle Bancorp, Inc.*	28,885,379
758,469	Glacier Bancorp, Inc.	21,631,536
887,886	Metro Bank plc* (United Kingdom)	31,774,496
249,485	Pinnacle Financial Partners, Inc.	13,492,149
291,070	Texas Capital Bancshares, Inc.*	15,985,564

		149,202,265

	Research & Consulting Services 0.5%
412,649	Stantec, Inc. (Canada)	9,705,505

	Restaurants 3.9%
551,425	Chuy’s Holdings, Inc.*	15,406,815
986,342	Fiesta Restaurant Group, Inc.*	23,672,208
1,248,612	Jubilant Foodworks Ltd. (India)	18,189,077
1,042,768	Papa Murphy’s Holdings, Inc.* ‡‡	6,725,854
387,791	Zoe’s Kitchen, Inc.*	8,605,082

		72,599,036

	Semiconductors 4.2%
744,289	Cavium, Inc.*	43,317,620
438,732	Monolithic Power Systems, Inc.	35,317,926

		78,635,546

	Specialty Stores 1.0%
473,899	Five Below, Inc.*	19,093,391

	Systems Software 2.9%
304,734	CyberArk Software Ltd.* (Israel)	15,105,664
860,002	Fortinet, Inc.*	31,759,874
711,894	TubeMogul, Inc.*	6,670,447

		53,535,985

	Trading Companies & Distributors 0.7%
187,356	MSC Industrial Direct Co., Inc., Class A	13,753,804

	Trucking 4.1%
2,659,181	Knight Transportation, Inc.	76,291,903

	Total Common Stocks (cost $1,261,608,614)	1,794,968,895

	PREFERRED STOCKS 2.0%

	Biotechnology 0.0%
677,966	Nanosys, Inc., Series D Pfd.* *** †	100,407
161,519	Nanosys, Inc., Series E Pfd.* *** †	95,764

		196,171

	Oil & Gas Equipment & Services 0.7%
5,818,582	Drilling Info Holdings, Inc., Series B Pfd.* *** †	12,365,651

	Systems Software 1.3%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	6,286,400
33,296	DocuSign, Inc., Series B Pfd.* *** †	517,753
9,974	DocuSign, Inc., Series B-1 Pfd.* *** †	155,096
23,905	DocuSign, Inc., Series D Pfd.* *** †	371,723
618,152	DocuSign, Inc., Series E Pfd.* *** †	9,612,263
157,124	DocuSign, Inc., Series F Pfd.* *** †	2,443,278
505,604	ForeScout Technologies, Inc., Series G* *** †	6,000,003

		25,386,516

	Total Preferred Stocks (cost $43,534,917)	37,948,338

Shares		Value

	LIMITED PARTNERSHIP INTEREST 0.2%

	Asset Management & Custody Banks 0.2%
	Greenspring Global Partners II-B, L.P.* *** †	$2,470,429
	Greenspring Global Partners III-B, L.P.* *** †	1,165,125

		3,635,554

	Total Limited Partnership Interest (cost $4,232,047)	3,635,554

	WARRANTS 0.0%

	Biotechnology 0.0%
59,025	Argos Therapeutics, Inc., expiring 3/14/2021* *** †	56,073
324,314	Argos Therapeutics, Inc., expiring 8/2/2021* *** †	428,743

		484,816

	Total Warrants (cost $7,378)	484,816

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.0%

	Repurchase Agreement 2.0%
$37,296,316	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $31,970,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $38,044,300; repurchase proceeds: $ 37,296,409†† (cost $37,296,316)	$37,296,316

	Total Short-Term Investments (cost $37,296,316)	37,296,316

	Total Investments (cost $1,346,679,272) 99.6%§	1,874,333,919

	Other Assets less Liabilities 0.4%	8,066,999

	NET ASSETS 100.0%	$1,882,400,918

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

‡‡Affiliated company (see Note 8).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 2.07%.

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2016

Schedule of Investments (continued)

At September 30, 2016, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	0.6
Canada	0.5
Germany	0.8
India	9.7
Ireland	2.4
Israel	0.8
Japan	1.4
Switzerland	1.6
United Arab Emirates	2.1
United Kingdom	3.0
United States	77.1

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 91.5%

	Aerospace & Defense 2.5%
122,073	HEICO Corp., Class A	$7,386,637

	Airlines 3.9%
43,023	Allegiant Travel Co.	5,682,048
132,885	Spirit Airlines, Inc.*	5,651,599

		11,333,647

	Application Software 3.5%
128,204	Ebix, Inc.	7,288,397
74,525	Globant S.A.* (Argentina)	3,138,993

		10,427,390

	Asset Management & Custody Banks 4.2%
190,750	Ares Capital Corp.	2,956,625
113,912	Artisan Partners Asset Management, Inc., Class A	3,098,406
308,099	Solar Capital Ltd.	6,322,192

		12,377,223

	Auto Parts & Equipment 2.1%
95,209	Dorman Products, Inc.*	6,083,855

	Biotechnology 1.5%
109,229	Argos Therapeutics, Inc.*	542,868
203,824	Exact Sciences Corp.*	3,785,012

		4,327,880

	Consumer Electronics 1.1%
403,531	ZAGG, Inc.*	3,268,601

	Consumer Finance 3.7%
22,665	Credit Acceptance Corp.*	4,557,251
104,672	PRA Group, Inc.*	3,615,371
82,592	Shriram City Union Finance Ltd. (India)	2,655,895

		10,828,517

	Diversified Banks 2.6%
2,380,835	City Union Bank Ltd. (India)	4,741,645
156,738	Yes Bank Ltd. (India)	2,957,494

		7,699,139

	Diversified Support Services 1.7%
92,294	Copart, Inc.*	4,943,267

	Electronic Manufacturing Services 2.5%
166,849	Fabrinet*	7,439,797

	Footwear 1.1%
135,540	Skechers U.S.A., Inc., Class A*	3,103,866

	Health Care Facilities 3.1%
452,541	Ensign Group, Inc. (The)	9,109,650

	Health Care REITs 4.5%
479,105	CareTrust REIT, Inc.	7,081,172
238,550	Sabra Health Care REIT, Inc.	6,006,689

		13,087,861

	Health Care Services 3.9%
74,992	Air Methods Corp.*	2,361,498
75,279	Landauer, Inc.	3,348,410
155,150	LHC Group, Inc.*	5,721,932

		11,431,840

	Homebuilding 3.0%
241,600	LGI Homes, Inc.*	8,900,544

	Homefurnishing Retail 0.9%
115,997	Select Comfort Corp.*	2,505,535

Shares		Value

	Hotel & Resort REITs 1.0%
232,312	Summit Hotel Properties, Inc.	$3,057,226

	Internet Software & Services 3.9%
54,630	Cimpress N.V.*	5,527,463
62,062	Stamps.com, Inc.*	5,865,480

		11,392,943

	IT Consulting & Other Services 3.2%
36,987	EPAM Systems, Inc.*	2,563,569
57,403	Luxoft Holding, Inc.* (Switzerland)	3,033,748
153,028	Virtusa Corp.*	3,776,731

		9,374,048

	Life Sciences Tools & Services 1.2%
45,740	ICON plc* (Ireland)	3,538,904

	Mortgage REITs 4.3%
1,074,665	Arbor Realty Trust, Inc.	7,974,014
626,668	MFA Financial, Inc.	4,687,477

		12,661,491

	Oil & Gas Equipment & Services 0.4%
58,358	Geospace Technologies Corp.*	1,136,814

	Oil & Gas Exploration & Production 2.2%
320,820	Earthstone Energy, Inc.*	2,759,052
1,262,064	Gran Tierra Energy, Inc.* (Colombia)	3,798,813

		6,557,865

	Oil & Gas Refining & Marketing 1.0%
62,918	World Fuel Services Corp.	2,910,587

	Personal Products 1.1%
50,301	Nu Skin Enterprises, Inc., Class A	3,258,499

	Pharmaceuticals 3.0%
152,194	Cempra, Inc.*	3,683,095
336,510	Egalet Corp.*	2,560,841
3,266,806	Marksans Pharma Ltd. (India)	2,585,771

		8,829,707

	Property & Casualty Insurance 1.2%
221,235	Atlas Financial Holdings, Inc.*	3,488,876

	Regional Banks 8.3%
274,934	Customers Bancorp, Inc.*	6,917,340
85,904	First of Long Island Corp. (The)	2,847,718
112,729	Pinnacle Financial Partners, Inc.	6,096,384
60,664	Prosperity Bancshares, Inc.	3,329,847
138,937	Webster Financial Corp.	5,280,995

		24,472,284

	Research & Consulting Services 1.3%
208,920	Franklin Covey Co.*	3,720,865

	Restaurants 1.9%
166,748	Fiesta Restaurant Group, Inc.*	4,001,952
226,712	Papa Murphy’s Holdings, Inc.*	1,462,292

		5,464,244

	Semiconductor Equipment 1.8%
290,141	PDF Solutions, Inc.*	5,271,862

	Semiconductors 4.7%
88,329	Cavium, Inc.*	5,140,748
561,010	Tower Semiconductor Ltd.* (Israel)	8,516,132

		13,656,880

	Thrifts & Mortgage Finance 1.6%
212,376	BofI Holding, Inc.*	4,757,222

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Shares		Value

	Trucking 3.6%
98,807	Knight Transportation, Inc.	$2,834,773
46,705	Old Dominion Freight Line, Inc.*	3,204,430
215,356	Swift Transportation Co.*	4,623,693

		10,662,896

	Total Common Stocks (cost $208,341,655)	268,468,462

	LIMITED PARTNERSHIP INTEREST 1.3%

	Oil & Gas Storage & Transportation 1.3%
133,356	Delek Logistics Partners L.P.	3,811,314

	Total Limited Partnership Interest (cost $4,928,039)	3,811,314

	WARRANTS 0.0%

	Biotechnology 0.0%
81,921	Argos Therapeutics, Inc., expiring 8/2/2021* *** †	108,300

	Total Warrants (cost $0)	108,300

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.8%

	Repurchase Agreement 7.8%
$22,861,806	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $19,600,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $23,324,000; repurchase proceeds: $22,861,863 (cost $22,861,806)	$22,861,806

	Total Short-Term Investments (cost $22,861,806)	22,861,806

	Total Investments (cost $236,131,500) 100.6%	295,249,882

	Liabilities less Other Assets (0.6%)	(1,700,759)

	NET ASSETS 100.0%	$293,549,123

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2016, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.2
Colombia	1.4
India	4.7
Ireland	1.3
Israel	3.1
Switzerland	1.1
United States	87.2

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 71.8%

	Air Freight & Logistics 0.5%
1,600	FedEx Corp.	$279,488

	Asset Management & Custody Banks 7.3%
84,238	Alcentra Capital Corp.	1,094,251
1,600	Ameriprise Financial, Inc.	159,632
83,600	Apollo Investment Corp.	484,880
47,100	Ares Capital Corp.	730,050
15,608	Hercules Capital, Inc.	211,644
12,782	KCAP Financial, Inc.	59,181
156,100	Medallion Financial Corp.	658,742
58,500	Medley Capital Corp.	446,355
15,189	NorthStar Asset Management Group, Inc.	196,394

		4,041,129

	Automotive Retail 1.7%
19,215	Penske Automotive Group, Inc.	925,779

	Broadcasting 4.2%
42,100	CBS Corp., Class B	2,304,554

	Cable & Satellite 6.3%
52,655	Comcast Corp., Class A	3,493,133

	Consumer Finance 2.7%
5,580	Capital One Financial Corp.	400,811
19,400	Discover Financial Services	1,097,070

		1,497,881

	Data Processing & Outsourced Services 6.0%
16,350	MasterCard, Inc., Class A	1,663,939
19,890	Visa, Inc., Class A	1,644,903

		3,308,842

	Diversified REITs 2.3%
57,840	NorthStar Realty Finance Corp.	761,753
355,714	Star Asia Financial Ltd.* *** †	497,999

		1,259,752

	Drug Retail 2.2%
13,400	CVS Health Corp.	1,192,466

	Fertilizers & Agricultural Chemicals 2.0%
10,700	Monsanto Co.	1,093,540

	Financial Exchanges & Data 0.1%
3,300	OTC Markets Group, Inc.	60,390

	Health Care Distributors 2.7%
8,779	McKesson Corp.	1,463,898

	Home Improvement Retail 0.7%
3,200	Home Depot, Inc. (The)	411,776

	Integrated Oil & Gas 3.6%
71,283	Suncor Energy, Inc. (Canada)	1,978,831

	Integrated Telecommunication Services 1.8%
19,400	Verizon Communications, Inc.	1,008,412

	Internet Software & Services 0.6%
16,600	Reis, Inc.	339,636

Shares		Value

	Mortgage REITs 12.7%
156,900	Arbor Realty Trust, Inc.	$1,164,198
21,700	Blackstone Mortgage Trust, Inc., Class A	639,065
12,976	Chimera Investment Corp.	206,967
11,801	Colony Capital, Inc., Class A	215,132
121,200	Great Ajax Corp.	1,654,380
30,400	MTGE Investment Corp. REIT	522,576
18,800	New Residential Investment Corp.	259,628
54,500	PennyMac Mortgage Investment Trust	849,110
64,067	Resource Capital Corp.	820,699
29,900	Starwood Property Trust, Inc.	673,348

		7,005,103

	Personal Products 5.8%
31,483	Herbalife Ltd.*	1,951,631
18,938	Nu Skin Enterprises, Inc., Class A	1,226,804

		3,178,435

	Railroads 3.1%
26,000	Canadian National Railway Co. (Canada)	1,699,577

	Real Estate Services 0.5%
2,600	Jones Lang LaSalle, Inc.	295,854

	Semiconductors 1.4%
12,300	Microchip Technology, Inc.	764,322

	Soft Drinks 1.5%
8,900	Dr Pepper Snapple Group, Inc.	812,659

	Specialty Stores 0.5%
4,100	Tractor Supply Co.	276,135

	Technology Hardware, Storage & Peripherals 0.5%
2,672	Apple, Inc.	302,070

	Trading Companies & Distributors 1.1%
2,630	W.W. Grainger, Inc.	591,329

	Total Common Stocks (cost $33,897,371)	39,584,991

	EXCHANGE-TRADED FUNDS 0.9%

	Asset Management & Custody Banks 0.9%
500	Guggenheim S&P 500 Equal Weight Consumer Staples ETF	61,190
600	iShares Global Consumer Staples ETF	59,580
5,800	PowerShares Dynamic Pharmaceuticals Portfolio	357,512

		478,282

	Total Exchange-Traded Funds (cost $326,661)	478,282

WASATCH STRATEGIC INCOME FUND (WASIX)	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Shares		Value

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.1%

	Asset Management & Custody Banks 0.1%
2,779	Ellington Financial, LLC	$46,326

	Total Limited Liability Company Membership Interest (cost $48,605)	46,326

	LIMITED PARTNERSHIP INTEREST 7.0%

	Asset Management & Custody Banks 3.6%
38,200	Blackstone Group L.P.	975,246
70,325	KKR & Co. L.P.	1,002,834

		1,978,080

	Oil & Gas Storage & Transportation 3.4%
27,094	Magellan Midstream Partners L.P.	1,916,630

	Total Limited Partnership Interest (cost $4,475,539)	3,894,710

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Gold 0.0%
$205,804	Redcorp Ventures Ltd., 13.00%, 7/11/12, Series D* *** † §§ (Canada)	$314

	Total Corporate Bonds (cost $151,992)	314

	SHORT-TERM INVESTMENTS 20.2%

	Repurchase Agreement 20.2%
11,117,499	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $9,530,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $11,340,700; repurchase proceeds: $11,117,526 (cost $11,117,499)	11,117,499

	Total Short-Term Investments (cost $11,117,499)	11,117,499

	Total Investments (cost $50,017,667) 100.0%	55,122,122

	Liabilities less Other Assets (<0.1%)	(10,290)

	NET ASSETS 100.0%	$55,111,832

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§§In default.

ETF Exchange-Traded Fund.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2016, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	8.4
United States	91.6

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 90.7%

	Air Freight & Logistics 1.2%
52,068	Echo Global Logistics, Inc.*	$1,200,688

	Application Software 12.3%
114,403	Exa Corp.*	1,836,168
13,915	Globant S.A.* (Argentina)	586,100
31,944	HubSpot, Inc.*	1,840,613
35,814	Interactive Intelligence Group, Inc.*	2,153,854
43,126	Paylocity Holding Corp.*	1,917,382
11,811	Ultimate Software Group, Inc. (The)*	2,414,051
56,841	Zendesk, Inc.*	1,745,587

		12,493,755

	Biotechnology 12.2%
109,092	Argos Therapeutics, Inc.*	542,187
7,300	Argos Therapeutics, Inc. PIPE* *** †	36,281
10,950	Argos Therapeutics, Inc. PIPE* *** †	54,422
22,805	Bellicum Pharmaceuticals, Inc.*	453,820
192,162	ChemoCentryx, Inc.*	1,160,659
161,463	Cytokinetics, Inc.*	1,482,230
29,752	Esperion Therapeutics, Inc.*	412,065
85,786	Exact Sciences Corp.*	1,593,046
31,791	Flexion Therapeutics, Inc.*	621,196
90,329	Inovio Pharmaceuticals, Inc.*	841,866
185,224	MEI Pharma, Inc.*	325,994
30,492	Pfenex, Inc.*	272,903
312,935	Sangamo BioSciences, Inc.*	1,448,889
52,377	Seattle Genetics, Inc.*	2,828,882
19,388	Selecta Biosciences, Inc.*	276,279

		12,350,719

	Building Products 1.3%
22,260	Trex Co., Inc.*	1,307,107

	Department Stores 0.6%
82,194	V-Mart Retail Ltd. (India)	625,282

	Diversified Banks 2.7%
692,534	City Union Bank Ltd. (India)	1,379,243
69,622	Yes Bank Ltd. (India)	1,313,700

		2,692,943

	Electronic Manufacturing Services 1.0%
12,755	IPG Photonics Corp.*	1,050,374

	Environmental & Facilities Services 0.9%
12,496	Waste Connections, Inc. (Canada)	933,451

	Food Distributors 0.4%
39,930	Chefs’ Warehouse, Inc. (The)*	444,820

	Footwear 0.9%
38,655	Skechers U.S.A., Inc., Class A*	885,199

	General Merchandise Stores 0.8%
31,733	Ollie’s Bargain Outlet Holdings, Inc.*	831,722

	Health Care Equipment 8.8%
123,934	AtriCure, Inc.*	1,960,636
154,935	ConforMIS, Inc.*	1,536,955
81,408	Entellus Medical, Inc.*	1,805,629
85,800	Novadaq Technologies, Inc.* (Canada)	992,706
143,037	Oxford Immunotec Global plc*	1,796,545
107,656	Tandem Diabetes Care, Inc.*	824,645

		8,917,116

	Health Care Services 0.6%
37,343	Dr. Lal PathLabs Ltd. (India)	597,331

	Health Care Technology 0.9%
16,502	Medidata Solutions, Inc.*	920,152

Shares		Value

	Homebuilding 3.3%
29,769	Installed Building Products, Inc.*	$1,067,814
60,927	LGI Homes, Inc.*	2,244,551

		3,312,365

	Industrial Machinery 2.2%
10,251	Arcam AB* (Sweden)	350,112
31,699	Proto Labs, Inc.*	1,899,087

		2,249,199

	Internet & Direct Marketing Retail 2.5%
84,719	MakeMyTrip Ltd.* (India)	1,999,368
13,602	Wayfair, Inc., Class A*	535,511

		2,534,879

	Internet Software & Services 6.0%
51,446	Cornerstone OnDemand, Inc.*	2,363,944
43,499	Reis, Inc.	889,990
17,802	Shutterstock, Inc.*	1,133,987
23,605	SPS Commerce, Inc.*	1,732,843

		6,120,764

	IT Consulting & Other Services 0.8%
15,232	Luxoft Holding, Inc.* (Switzerland)	805,011

	Life & Health Insurance 0.7%
41,998	Trupanion, Inc.*	709,766

	Life Sciences Tools & Services 0.3%
43,388	Fluidigm Corp.*	347,538

	Managed Health Care 1.5%
40,568	HealthEquity, Inc.*	1,535,499

	Oil & Gas Equipment & Services 0.3%
2,258	Core Laboratories N.V.	253,641

	Oil & Gas Exploration & Production 0.3%
19,609	WPX Energy, Inc.*	258,643

	Packaged Foods & Meats 1.7%
155,072	Freshpet, Inc.*	1,341,373
218,693	Prabhat Dairy Ltd. (India)	383,320

		1,724,693

	Pharmaceuticals 2.3%
87,835	Auris Medical Holding AG* (Switzerland)	151,955
42,352	Cempra, Inc.*	1,024,918
107,381	Egalet Corp.*	817,169
20,075	Intra-Cellular Therapies, Inc.*	305,943

		2,299,985

	Regional Banks 3.1%
23,704	Bank of the Ozarks, Inc.	910,234
32,304	Customers Bancorp, Inc.*	812,769
22,023	Metro Bank plc* (United Kingdom)	788,130
12,141	Pinnacle Financial Partners, Inc.	656,585

		3,167,718

	Restaurants 1.6%
35,263	Chuy’s Holdings, Inc.*	985,248
22,113	Jubilant Foodworks Ltd. (India)	322,130
15,744	Zoe’s Kitchen, Inc.*	349,359

		1,656,737

	Semiconductor Equipment 2.7%
151,247	PDF Solutions, Inc.*	2,748,158

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Shares		Value

	Semiconductors 4.7%
20,929	Cavium, Inc.*	$1,218,068
19,142	Monolithic Power Systems, Inc.	1,540,931
13,668	NVE Corp.	805,592
19,178	Power Integrations, Inc.	1,208,789

		4,773,380

	Specialized Consumer Services 0.8%
49,181	LifeLock, Inc.*	832,143

	Specialty Chemicals 2.1%
19,176	Balchem Corp.	1,486,715
358,040	EcoSynthetix, Inc.* (Canada)	619,499

		2,106,214

	Specialty Stores 1.8%
85,171	DavidsTea, Inc.* (Canada)	1,049,307
19,399	Five Below, Inc.*	781,585

		1,830,892

	Systems Software 6.4%
51,285	FleetMatics Group plc*	3,076,074
12,705	NetSuite, Inc.*	1,406,317
28,570	Qualys, Inc.*	1,091,088
95,232	TubeMogul, Inc.*	892,324

		6,465,803

	Trucking 1.0%
35,659	Knight Transportation, Inc.	1,023,057

	Total Common Stocks (cost $65,962,866)	92,006,744

	PREFERRED STOCKS 1.2%

	Biotechnology 0.0%
169,492	Nanosys, Inc., Series D Pfd.* *** †	25,102
40,380	Nanosys, Inc., Series E Pfd.* *** †	23,941

		49,043

	Health Care Technology 0.3%
253,064	Data Sciences International, Inc., Series B Pfd.* *** †	275,840

	Oil & Gas Equipment & Services 0.9%
435,920	Drilling Info Holdings, Inc., Series B Pfd.* *** †	926,417

	Total Preferred Stocks (cost $2,096,048)	1,251,300

	LIMITED PARTNERSHIP INTEREST 3.4%

	Asset Management & Custody Banks 3.4%
	Greenspring Global Partners II-B, L.P.* *** †	2,223,376
	Greenspring Global Partners III-B, L.P.* *** †	1,165,125

		3,388,501

	Total Limited Partnership Interest (cost $3,949,764)	3,388,501

Shares		Value

	WARRANTS 0.0%

	Biotechnology 0.0%
8,212	Argos Therapeutics, Inc., expiring 3/14/2021* *** †	$7,802
9,926	Argos Therapeutics, Inc., expiring 8/2/2021* *** †	13,122

		20,924

	Total Warrants (cost $1,027)	20,924

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.9%

	Repurchase Agreement 3.9%
$3,908,753	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $3,355,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $3,992,450; repurchase proceeds: $3,908,763†† (cost $3,908,753)	$3,908,753

	Total Short-Term Investments (cost $3,908,753)	3,908,753

	Total Investments (cost $75,918,458) 99.2%	100,576,222

	Other Assets less Liabilities 0.8%	825,682

	NET ASSETS 100.0%	$101,401,904

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for an unfunded loan commitment and purchase commitments (see Note 3 and Note 10, respectively).

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At September 30, 2016, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	0.6
Canada	3.7
India	6.8
Sweden	0.4
Switzerland	1.0
United Kingdom	0.8
United States	86.7

TOTAL	100.0%

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	SEPTEMBER 30, 2016

Schedule of Investments

Shares		Value

	COMMON STOCKS 79.9%

	Aerospace & Defense 2.4%
361,895	Avon Rubber plc (United Kingdom)	$4,737,607

	Air Freight & Logistics 0.5%
5,976	FedEx Corp.	1,043,888

	Alternative Carriers 2.3%
705,416	Gamma Communications plc (United Kingdom)	4,612,767

	Application Software 0.1%
4,100	Splunk, Inc.*	240,588

	Asset Management & Custody Banks 0.5%
455	Ameriprise Financial, Inc.	45,395
488,300	Tarpon Investimentos S.A. (Brazil)	975,955

		1,021,350

	Auto Parts & Equipment 0.3%
11,012	Brembo S.p.A. (Italy)	656,864

	Automobile Manufacturers 0.1%
8,000	Honda Motor Co. Ltd. (Japan)	227,799

	Automotive Retail 0.4%
16,258	Penske Automotive Group, Inc.	783,310

	Biotechnology 2.5%
195,696	Abcam plc (United Kingdom)	2,130,671
165,850	Bioventix plc (United Kingdom)	2,418,372
12,100	Myriad Genetics, Inc.*	249,018
26,655	OPKO Health, Inc.*	282,276

		5,080,337

	Broadcasting 1.0%
34,785	CBS Corp., Class B	1,904,131
2,330	Discovery Communications, Inc., Class A*	62,723

		1,966,854

	Cable & Satellite 2.0%
59,365	Comcast Corp., Class A	3,938,274

	Communications Equipment 2.4%
114,478	EVS Broadcast Equipment S.A. (Belgium)	4,602,551
1,211,303	Sepura plc (United Kingdom)	266,905

		4,869,456

	Consumer Electronics 1.8%
90,300	Sony Corp. (Japan)	2,932,379
268,541	Sprue Aegis plc (United Kingdom)	567,353

		3,499,732

	Consumer Finance 2.5%
7,887	American Express Co.	505,083
3,970	Capital One Financial Corp.	285,165
17,263	Discover Financial Services	976,223
10,785	Encore Capital Group, Inc.*	242,447
38,660	PRA Group, Inc.*	1,335,316
210,200	SLM Corp.*	1,570,194

		4,914,428

	Data Processing & Outsourced Services 1.3%
12,350	MasterCard, Inc., Class A	1,256,859
5,409	Net 1 UEPS Technologies, Inc.*	46,301
15,175	Visa, Inc., Class A	1,254,973

		2,558,133

Shares		Value

	Distillers & Vintners 0.9%
74,597	Corby Spirit and Wine Ltd. (Canada)	$1,290,145
29,486	Corby Spirit and Wine Ltd., Class B (Canada)	458,264

		1,748,409

	Diversified Banks 0.3%
6,483	Canadian Imperial Bank of Commerce (Canada)	502,699

	Diversified Support Services 0.4%
546,400	Blue Label Telecoms Ltd. (South Africa)	756,539

	Drug Retail 0.1%
3,000	Walgreens Boots Alliance, Inc.	241,860

	Education Services 1.0%
220,100	Kroton Educacional S.A. (Brazil)	1,000,962
12,824	TAL Education Group ADR* (China)	908,452

		1,909,414

	Electronic Equipment & Instruments 3.2%
19,519	Barco N.V. (Belgium)	1,531,577
190,767	Evertz Technologies Ltd. (Canada)	2,438,479
24,605	Kapsch TrafficCom AG (Austria)	1,098,691
1,800	KEYENCE Corp. (Japan)	1,303,959

		6,372,706

	Fertilizers & Agricultural Chemicals 0.5%
2,056	FMC Corp.	99,387
9,600	Monsanto Co.	981,120

		1,080,507

	Food Retail 4.3%
1,015,650	Majestic Wine plc* (United Kingdom)	4,044,744
92,740	Sprouts Farmers Market, Inc.*	1,915,081
33,759	Village Super Market, Inc., Class A	1,080,626
53,029	Whole Foods Market, Inc.	1,503,372

		8,543,823

	Health Care Distributors 1.0%
63,477	Dvx, Inc. (Japan)	805,004
7,217	McKesson Corp.	1,203,435

		2,008,439

	Health Care Equipment 6.0%
27,178	bioMérieux (France)	4,051,383
66,174	DiaSorin S.p.A. (Italy)	4,252,049
62,369	LivaNova plc*	3,749,000

		12,052,432

	Health Care Services 4.4%
44,200	BML, Inc. (Japan)	1,156,379
59,000	Miraca Holdings, Inc. (Japan)	2,914,945
54,862	Quest Diagnostics, Inc.	4,642,971

		8,714,295

	Health Care Supplies 2.6%
1,311,610	Advanced Medical Solutions Group plc (United Kingdom)	3,876,097
618,467	Tristel plc (United Kingdom)	1,270,577

		5,146,674

	Health Care Technology 2.2%
68,756	Computer Programs and Systems, Inc.	1,791,782
50,786	Nexus AG (Germany)	1,051,439
37,970	Software Service, Inc. (Japan)	1,608,216

		4,451,437

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)

Schedule of Investments (continued)

Shares		Value

	Home Entertainment Software 2.4%
104,630	Take-Two Interactive Software, Inc.*	$4,716,720

	Home Improvement Retail 0.1%
2,325	Home Depot, Inc. (The)	299,181

	Household Products 0.6%
48,600	Unicharm Corp. (Japan)	1,250,166

	Hypermarkets & Super Centers 1.5%
19,575	Costco Wholesale Corp.	2,985,383

	Industrial Machinery 0.7%
190,164	Porvair plc (United Kingdom)	983,459
505,392	Skellerup Holdings Ltd. (New Zealand)	504,162

		1,487,621

	Internet & Direct Marketing Retail 7.3%
5,303	Amazon.com, Inc.*	4,440,255
1,215,276	AO World plc* (United Kingdom)	2,662,053
460,951	Banzai S.p.A.* (Italy)	1,391,871
195,232	Oisix, Inc.* (Japan)	4,070,021
1,040	Priceline Group, Inc. (The)*	1,530,349
87,224	Sportamore AB* (Sweden)	589,708

		14,684,257

	Internet Software & Services 3.3%
12,640	Alibaba Group Holding Ltd. ADR* (China)	1,337,186
3,792	Alphabet, Inc., Class A*	3,048,995
259,702	NetGem S.A. (France)	539,712
49,088	Tucows, Inc., Class A*	1,570,816

		6,496,709

	Investment Banking & Brokerage 0.3%
16,421	Charles Schwab Corp. (The)	518,411

	IT Consulting & Other Services 1.4%
57,547	Cognizant Technology Solutions Corp., Class A*	2,745,567

	Leisure Products 3.4%
109,095	Escalade, Inc.	1,392,052
392,156	Performance Sports Group Ltd.* (Canada)	1,592,154
1,874,573	Photo-Me International plc (United Kingdom)	3,766,076
700	Polaris Industries, Inc.	54,208

		6,804,490

	Life Sciences Tools & Services 1.6%
18,745	Tecan Group AG (Switzerland)	3,287,852

	Multi-Utilities 0.3%
43,611	Telecom Plus plc (United Kingdom)	625,182

	Oil & Gas Refining & Marketing 0.3%
14,891	World Fuel Services Corp.	688,858

	Personal Products 1.2%
27,090	Herbalife Ltd.*	1,679,309
71,671	Sarantis S.A. (Greece)	789,014

		2,468,323

	Pharmaceuticals 0.9%
15,440	Novo Nordisk A/S, Class B (Denmark)	641,557
3,200	Roche Holding AG (Switzerland)	793,824
11,763	Valeant Pharmaceuticals International, Inc.* (Canada)	288,782

		1,724,163

	Real Estate Services 0.3%
5,728	Jones Lang LaSalle, Inc.	651,789

Shares		Value

	Regional Banks 0.1%
3,720	Metro Bank plc* (United Kingdom)	$133,126

	Semiconductors 1.0%
8,261	Microchip Technology, Inc.	513,338
269,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,566,174

		2,079,512

	Specialized Finance 0.1%
6,200	Zenkoku Hosho Co. Ltd. (Japan)	254,652

	Specialty Chemicals 0.1%
1,181	Albemarle Corp.	100,964

	Specialty Stores 5.5%
301,685	Barnes & Noble, Inc.	3,409,040
325,563	Container Store Group, Inc. (The)*	1,634,326
71,729	Fenix Outdoor International AG (Switzerland)	5,100,328
62,016	Indigo Books & Music, Inc.* (Canada)	802,174

		10,945,868

	Systems Software 0.5%
12,466	Check Point Software Technologies Ltd.* (Israel)	967,486

	Total Common Stocks (cost $139,368,371)	159,596,901

	LIMITED PARTNERSHIP INTEREST 0.1%

	Asset Management & Custody Banks 0.1%
	Greenspring Global Partners II-B, L.P.* *** †	247,043

	Total Limited Partnership Interest (cost $282,273)	247,043

Principal Amount		Value

	SHORT-TERM INVESTMENTS 19.9%

	Repurchase Agreement 19.9%
$39,800,296	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $34,115,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $40,596,850; repurchase proceeds: $39,800,395†† (cost $39,800,296)	$39,800,296

	Total Short-Term Investments (cost $39,800,296)	39,800,296

	Total Investments (cost $179,450,940) 99.9%	199,644,240

	Other Assets less Liabilities 0.1%	158,773

	NET ASSETS 100.0%	$199,803,013

SEPTEMBER 30, 2016

Contracts		Net Unrealized Depreciation

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS SHORT 0.1%

17,000,000 EUR	USD, State Street Bank and Trust Co., settlement date 12/22/16, (cost $19,053,600; value: $19,166,967)	$(113,367)

	Total Forward Foreign Currency Exchange Contracts Short (cost $19,053,600; value: $19,166,967)	(113,367)

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 13).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††All or a portion of this security has been designated as collateral for forward foreign currency exchange contracts and purchase commitments (see Note 4 and Note 10, respectively).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2016, Wasatch World Innovators Fund’s investments, excluding short-term investments and forward foreign currency exchange contracts, were in the following countries (unaudited):

Country	%
Austria	0.7
Belgium	3.8
Brazil	1.2
Canada	4.6
China	1.4
Denmark	0.4
France	2.9
Germany	0.7
Greece	0.5
Israel	0.6
Italy	3.9
Japan	10.3
New Zealand	0.3
South Africa	0.5
Sweden	0.4
Switzerland	5.7
Taiwan	1.0
United Kingdom	20.1
United States	41.0

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME FUND (FMEQX)

Schedule of Investments

Principal Amount		Value

	ASSET-BACKED SECURITIES 9.2%

$1,000,000	Avis Budget Rental Car Funding AESOP, LLC, 2.50%, 7/20/21, Series 2015-1A, Class A†	$1,009,974
500,000	Avis Budget Rental Car Funding AESOP, LLC, 2.63%, 12/20/21, Series 2015-2A, Class A†	506,013
1,500,000	Citibank Credit Card Issuance Trust, 5.65%, 9/20/19, Series 2007-A8, Class A8	1,566,037
398,148	Cronos Containers Program I Ltd., 3.27%, 11/18/29, Series 2014-2A, Class A† (Bermuda)	387,153
492,500	DB Master Finance, LLC 2015-1, 3.262%, 2/20/45, Series 2015-1A, Class A2I†	495,061
675,000	Element Rail Leasing II, LLC, 3.585%, 2/19/45, Series 2015-1A, Class A2†	665,179
500,000	Exeter Automobile Receivables Trust, 3.59%, 8/16/21, Series 2015-3A, Class B†	510,279
1,250,000	GE Capital Credit Card Master Note Trust, 2.22%, 1/15/22, Series 2012-2, Class A	1,271,953
742,500	Wendys Funding LLC, 3.371%, 6/15/45, Series 2015-1A, Class A2I†	745,777
585,000	World Financial Network Credit Card Master Trust, 1.76%, 5/17/21, Series 2012-B, Class A	588,173
1,400,000	World Financial Network Credit Card Master Trust, 3.14%, 1/17/23, Series 2012-A, Class A	1,456,923

	Total Asset-Backed Securities (cost $9,199,538)	9,202,522

	COLLATERALIZED MORTGAGE OBLIGATIONS 16.0%

264,728	Federal Home Loan Mortgage Corp., 1.50%, 9/15/22, Series 3760, Class BA	267,464
482,895	Federal Home Loan Mortgage Corp., 1.50%, 7/15/23, Series 4221, Class HJ	486,220
25,334	Federal Home Loan Mortgage Corp., 1.50%, 4/15/24, Series 3780, Class TA	25,466
38,189	Federal Home Loan Mortgage Corp., 2.635%, 12/1/32, Series 847527†††	40,435
53,358	Federal Home Loan Mortgage Corp., 2.854%, 5/1/31, Series 847292†††	56,246
11,193	Federal Home Loan Mortgage Corp., 2.907%, 8/1/33, Series 847281†††	11,620
128,800	Federal Home Loan Mortgage Corp., 2.969%, 1/1/25, Series 775629†††	132,050
81,868	Federal Home Loan Mortgage Corp., 3.061%, 5/1/25, Series 775617†††	84,933
331,852	Federal Home Loan Mortgage Corp., 3.50%, 6/15/25, Series 4057, Class VB	354,349
456,120	Federal Home Loan Mortgage Corp., 3.50%, 2/1/33, Series C91620	486,875
400,822	Federal Home Loan Mortgage Corp., 3.50%, 9/1/40, Series A93792	422,810
710,000	Federal Home Loan Mortgage Corp., 3.50%, 7/15/45, Series 4495, Class JC	703,631
327,152	Federal Home Loan Mortgage Corp., 4.00%, 11/15/38, Series 3740, Class AB	342,232
122,743	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	139,443
576,899	Federal Home Loan Mortgage Corp., 5.983%, 7/15/42, Series 4080, Class HS, INV FL†††	580,238
250,291	Federal Home Loan Mortgage Corp., 10.338%, 8/15/43, Series 4238, Class SY†††	266,950

Principal Amount		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

$ 194,094	Federal National Mortgage Assoc., 2.266%, 1/1/35, Series 825245†††	$205,404
223,097	Federal National Mortgage Assoc., 2.311%, 12/1/35, Series 848390†††	232,106
39,613	Federal National Mortgage Assoc., 2.37%, 2/1/21, Series 313380†††	40,100
1,000,000	Federal National Mortgage Assoc., 2.42%, 4/1/22, Series AM8263	1,037,038
830,552	Federal National Mortgage Assoc., 3.00%, 1/1/28, Series AB7546	875,656
1,234,142	Federal National Mortgage Assoc., 3.50%, 6/1/32, Series AL2525	1,325,245
759,401	Federal National Mortgage Assoc., 3.50%, 5/1/33, Series AB9412	809,986
750,000	Federal National Mortgage Assoc., 3.50%, 4/25/42, Series 2015-56, Class ME	789,683
448,113	Federal National Mortgage Assoc., 3.50%, 10/1/42, Series MA1209	464,872
79,805	Federal National Mortgage Assoc., 3.875%, 1/25/39, Series 2009-2, Class WJ	84,520
512,000	Federal National Mortgage Assoc., 4.00%, 9/25/33, Series 2014-67, Class VK	576,497
287,589	Federal National Mortgage Assoc., 4.00%, 2/1/42, Series MA0988	302,445
34,851	Federal National Mortgage Assoc., 4.079%, 7/1/19, Series 070377†††	35,880
759,397	Federal National Mortgage Assoc., 4.55%, 10/1/33, Series 386320	759,630
140,051	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	155,864
266,805	Federal National Mortgage Assoc., 6.50%, 8/25/42, Series 2012-81, Class TP	294,424
49,841	Federal National Mortgage Assoc., 7.554%, 11/25/44, Series 2014-73, Class US†††	49,639
77,592	Government National Mortgage Assoc., 2.375%, 7/20/34, Series 80987†††	79,953
172,795	Government National Mortgage Assoc., 3.00%, 8/20/38, Series 2010-47, Class CG	176,038
55,984	Government National Mortgage Assoc., 3.00%, 12/20/38, Series 2010-89, Class PA	56,182
372,643	Government National Mortgage Assoc., 3.00%, 5/20/39, Series 2010-68, Class YE	384,767
447,932	Government National Mortgage Assoc., 3.50%, 7/20/40, Series 2012-10, Class LA	470,318
300,000	Government National Mortgage Assoc., 3.674%, 10/16/43, Series 2010-140, Class C†††	311,904
250,446	Government National Mortgage Assoc., 4.00%, 9/20/38, Series 2009-108, Class WG	259,406
262,661	Government National Mortgage Assoc., 4.00%, 4/16/39, Series 2009-110, Class AB	280,318
224,681	Government National Mortgage Assoc., 4.00%, 8/20/39, Series 2009-69, Class PV	241,461
433,257	Government National Mortgage Assoc., 4.236%, 7/16/43, Series 2010-52, Class E†††	439,843
241,313	Government National Mortgage Assoc., 4.50%, 3/20/39, Series 2009-14, Class AG	262,280
132,570	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	135,880
28,088	Government National Mortgage Assoc., 5.00%, 8/20/39, Series 004513	30,073
254,988	Government National Mortgage Assoc., 7.05%, 1/20/44, Series 2015-82, Class SA, INV FL†††	258,291

SEPTEMBER 30, 2016

Principal Amount		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

$ 110,913	Government National Mortgage Assoc., 7.636%, 4/20/45, Series 2015-53, Class US, INV FL†††	$111,853

	Total Collateralized Mortgage Obligations (cost $15,698,704)	15,938,518

	COMMERCIAL MORTGAGE-BACKED SECURITIES 3.0%

579,987	Banc of America Commercial Mortgage Trust, 5.791%, 4/10/49, Series 2007-2, Class A4†††	583,031
363,544	JP Morgan Chase Commercial Mortgage Securities Trust, 5.42%, 1/15/49, Series 2007-LDPX, Class A3	366,251
938,011	LB-UBS Commercial Mortgage Trust, 5.858%, 7/15/40, Series 2007-C6, Class A4†††	949,479
127,572	Morgan Stanley Capital I Trust, 5.319%, 12/15/43, Series 2006-IQ12, Class A1A	127,558
200,000	RBSCF Trust, 5.692%, 4/16/49, Series 2010-RR4, Class MSCA† †††	200,265
277,935	RBSCF Trust, 6.158%, 2/16/51, Series 2010-RR3, Class WBTA† †††	277,584
45,912	Wachovia Bank Commercial Mortgage Trust Series, 5.308%, 11/15/48, Series 2006-C29, Class A4	45,874
479,135	WaMu Commercial Mortgage Securities Trust, 5.96%, 3/23/45, Series 2007-SL3, Class AJ† †††	478,670

	Total Commercial Mortgage-Backed Securities (cost $3,115,628)	3,028,712

	CORPORATE BONDS 46.4%

	Air Freight & Logistics 0.7%
620,000	United Parcel Service, Inc., 5.50%, 1/15/18	655,821

	Automobile Manufacturers 1.3%
750,000	Ford Motor Credit Co., LLC, 4.375%, 8/6/23	806,272
500,000	Toyota Motor Credit Corp., 2.00%, 10/24/18 MTN	507,317

		1,313,589

	Beverages — Non-alcoholic 1.3%
500,000	PepsiAmericas, Inc., 5.00%, 5/15/17	512,557
750,000	PepsiCo, Inc., 5.00%, 6/1/18	797,134

		1,309,691

	Construction Machinery & Heavy Trucks 1.5%
500,000	Caterpillar Financial Services Corp., 5.85%, 9/1/17 MTN	521,374
1,000,000	John Deere Capital Corp., 2.25%, 4/17/19	1,023,037

		1,544,411

	Consumer Finance 1.0%
1,000,000	American Express Credit Corp., 2.25%, 8/15/19 MTN	1,020,414

Principal Amount		Value

	CORPORATE BONDS (continued)

	Cosmetics & Toiletries 0.3%
$288,773	Procter & Gamble — ESOP, 9.36%, 1/1/21, Series A	$339,101

	Diversified Banks 5.1%
500,000	Bank of America Corp., 5.875%, 1/5/21	573,428
500,000	HSBC Holdings plc, 5.10%, 4/5/21 (United Kingdom)	552,761
1,250,000	PNC Bank NA, 3.80%, 7/25/23	1,353,331
600,000	RBC USA Holdco Corp., 5.25%, 9/15/20	676,320
1,125,000	US Bancorp, 3.00%, 3/15/22 MTN	1,191,867
700,000	Wachovia Corp., 5.75%, 2/1/18 MTN	739,607

		5,087,314

	Diversified Financial Services 5.2%
750,000	Franklin Resources, Inc., 4.625%, 5/20/20	826,384
1,000,000	General Electric Co., 4.65%, 10/17/21 MTN	1,139,316
1,350,000	General Electric Co., 5.40%, 2/15/17 MTN	1,372,002
1,000,000	General Electric Co., 5.625%, 5/1/18 MTN	1,069,905
750,000	New York Life Global Funding, 2.15%, 6/18/19†	765,614

		5,173,221

	E-Commerce/Products 1.5%
800,000	Alibaba Group Holding Ltd., 3.125%, 11/28/21 (Cayman Islands)	834,155
600,000	Alibaba Group Holding Ltd., 3.60%, 11/28/24 (Cayman Islands)	628,370

		1,462,525

	Electric Utilities 1.1%
1,000,000	Integrys Holding, Inc., 4.17%, 11/1/20	1,082,374

	Electric — Integrated 0.7%
700,000	PSEG Power, LLC, 4.15%, 9/15/21	748,528

	Enterprise Software & Services 2.4%
1,000,000	CA, Inc., 5.375%, 12/1/19	1,104,344
1,250,000	Oracle Corp., 2.50%, 10/15/22	1,282,616

		2,386,960

	Health Care Facilities 0.8%
750,000	Express Scripts Holding Co., 3.90%, 2/15/22	809,252

	Health Care Services 0.6%
500,000	Cigna Corp., 7.65%, 3/1/23	623,205

	Insurance 2.4%
750,000	Aspen Insurance Holdings Ltd., 4.65%, 11/15/23 (Bermuda)	797,810
560,000	Jackson National Life Global Funding, 4.70%, 6/1/18†	588,749
950,000	Lincoln National Corp., 4.20%, 3/15/22	1,028,066

		2,414,625

	Integrated Telecommunication Services 1.8%
750,000	AT&T, Inc., 5.20%, 3/15/20	831,586
870,000	AT&T, Inc., 5.50%, 2/1/18	916,639

		1,748,225

	Investment Banking & Brokerage 3.3%
1,250,000	JPMorgan Chase & Co., 3.25%, 9/23/22	1,311,101
1,750,000	Morgan Stanley, 5.50%, 7/24/20 MTN	1,961,108

		3,272,209

WASATCH-1ST SOURCE INCOME FUND (FMEQX)

Schedule of Investments (continued)

Principal Amount		Value

	CORPORATE BONDS (continued)

	Medical — Health Maintenance Organizations 1.0%
$ 1,000,000	Coventry Health Care, Inc., 5.95%, 3/15/17	$1,021,110

	Movies & Entertainment 0.4%
350,000	Walt Disney Co. (The), 6.00%, 7/17/17, Series C MTN	363,659

	Multimedia 0.9%
800,000	NBCUniversal Media, LLC, 5.15%, 4/30/20	897,471

	Office Furnishings 0.6%
500,000	Steelcase, Inc., 6.375%, 2/15/21	570,083

	Oil Companies — Integrated 0.6%
500,000	Phillips 66, 4.30%, 4/1/22	549,620

	Pharmaceuticals 2.4%
745,000	AstraZeneca plc, 5.90%, 9/15/17 (United Kingdom)	777,460
725,000	Pharmacia LLC, 6.50%, 12/1/18	805,906
575,000	Pharmacia LLC, 6.75%, 12/15/27	779,528

		2,362,894

	Property & Casualty Insurance 1.2%
1,000,000	CNA Financial Corp., 7.35%, 11/15/19	1,152,962

	Railroads 1.1%
1,000,000	Union Pacific Corp., 5.70%, 8/15/18	1,082,937

	Regional Banks 2.0%
1,500,000	BB&T Corp., 2.15%, 3/22/17 MTN	1,505,793
500,000	SunTrust Banks, Inc., 3.50%, 1/20/17	502,534

		2,008,327

	Semiconductor Equipment 0.8%
700,000	Applied Materials, Inc., 4.30%, 6/15/21	778,749

	Specialty Chemicals 1.3%
1,150,000	Lubrizol Corp., 8.875%, 2/1/19	1,344,197

	Steel 1.0%
1,000,000	Nucor Corp., 5.75%, 12/1/17	1,041,038

	Super-Regional Banks — U.S. 1.3%
1,250,000	Wells Fargo & Co., 4.125%, 8/15/23	1,337,682

	Television 0.8%
600,000	CBS Corp., 7.875%, 9/1/23	763,526

	Total Corporate Bonds (cost $45,412,963)	46,265,720

	MUNICIPAL BONDS 5.6%

730,000	City of Dublin, Ohio, 5.00%, 12/1/22, Series B	844,004
695,000	City of Westminster, Colorado, 2.415%, 12/1/19, Series B	712,792
500,000	Columbus-Franklin County Finance Authority, 3.00%, 8/15/21	525,105
489,087	Minnesota Housing Finance Agency, 2.70%, 9/1/41	488,328
245,000	New Hampshire Housing Finance Authority, 3.469%, 7/1/23, Series B	257,902
325,000	Richmond Joint Powers Financing Authority, 8.25%, 7/1/19, Class B	354,296
500,000	State of Louisiana, 5.00%, 7/15/26, Series C	605,120
1,100,000	State of New York Mortgage Agency, 3.653%, 4/1/23	1,152,998
250,000	State of New York Mortgage Agency, 3.869%, 10/1/25	262,795

Principal Amount		Value

	MUNICIPAL BONDS (continued)

$ 310,000	Township of Robbinsville, 4.00%, 7/15/23, Series B	$346,152

	Total Municipal Bonds (cost $5,373,286)	5,549,492

Shares		Value

	EXCHANGE-TRADED FUNDS 0.9%

	Asset Management & Custody Banks 0.9%
9,000	iShares S&P U.S. Preferred Stock Index Fund ETF	$355,500
25,000	VanEck Vectors Preferred Securities ex Financials ETF	518,625

		874,125

	Total Exchange-Traded Funds (cost $881,693)	874,125

Principal Amount		Value

	U.S. GOVERNMENT AGENCY SECURITIES 5.1%

$ 500,000	Federal Farm Credit Banks, 1.54%, 12/14/20	$500,434
1,050,000	Federal Farm Credit Banks, 2.60%, 10/6/22	1,107,379
1,000,000	Federal Farm Credit Banks, 4.95%, 12/16/19	1,121,381
361,872	New Valley Generation IV, 4.687%, 1/15/22	391,376
800,000	Tennessee Valley Authority, 3.875%, 2/15/21	887,434
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,064,568

	Total U.S. Government Agency Securities (cost $4,962,379)	5,072,572

	U.S. TREASURY NOTES 10.7%

750,000	U.S. Treasury Note, 2.625%, 8/15/20	794,356
1,750,000	U.S. Treasury Note, 3.125%, 5/15/21	1,904,082
1,500,000	U.S. Treasury Note, 3.25%, 12/31/16	1,510,796
3,500,000	U.S. Treasury Note, 3.625%, 8/15/19	3,771,659
1,500,000	U.S. Treasury Note, 3.625%, 2/15/20	1,631,250
1,000,000	U.S. Treasury Note, 3.625%, 2/15/21	1,106,289

	Total U.S. Treasury Notes (cost $10,574,181)	10,718,432

SEPTEMBER 30, 2016

Shares		Value

	PREFERRED STOCKS 1.2%

	Consumer Finance 0.3%
12,000	Capital One Financial Corp., 6.70%, Series D Pfd.§§§	$337,560

	Diversified Banks 0.9%
20,000	Bank of America Corp., 6.625%, Series W Pfd.§§§	541,400
12,000	Citigroup, Inc., 6.875%, Series L Pfd.§§§	333,360

		874,760

	Total Preferred Stocks (cost $1,145,092)	1,212,320

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.2%

	Repurchase Agreement 1.2%
$1,147,491	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $985,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $1,172,150; repurchase proceeds: $1,147,494 (cost $1,147,491)	$1,147,491

	Total Short-Term Investments (cost $1,147,491)	1,147,491

	Total Investments (cost $97,510,955) 99.3%	99,009,904

	Other Assets less Liabilities 0.7%	696,167

	NET ASSETS 100.0%	$99,706,071

†Liquid security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933.

†††Variable rate securities.

§§§Perpetual maturity. Callable any time after first call date. Maturity date is next call date.

ESOP Employee Stock Ownership Plan.

ETF Exchange-Traded Fund.

MTN Medium Term Note.

See Notes to Financial Statements.

At September 30, 2016, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Bermuda	1.2
Cayman Islands	1.5
United Kingdom	1.4
United States	95.9

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2016

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.4%

$149,500,000	U.S. Treasury Bond, 2.25%, 8/15/46	$146,790,312
57,500,000	U.S. Treasury Bond, 2.50%, 2/15/45	59,422,685
40,450,000	U.S. Treasury Bond, 2.50%, 5/15/46	41,865,750
1,000,000	U.S. Treasury Bond, 2.875%, 5/15/43	1,113,438
41,700,000	U.S. Treasury Bond, 2.875%, 8/15/45	46,446,628
7,000,000	U.S. Treasury Bond, 3.00%, 5/15/45	7,981,092
28,000,000	U.S. Treasury Bond, 3.125%, 8/15/44	32,677,960
14,100,000	U.S. Treasury Bond, 3.75%, 11/15/43	18,350,924
86,000,000	U.S. Treasury Strip, principal only, 5/15/44	44,340,310
175,700,000	U.S. Treasury Strip, principal only, 8/15/45	87,075,339

	Total U.S. Government Obligations (cost $464,163,881)	486,064,438

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.1%

	Repurchase Agreement 1.1%
$ 5,292,824	Repurchase Agreement dated 9/30/16, 0.03% due 10/3/16 with State Street Bank and Trust Co. collateralized by $4,540,000 of United States Treasury Bonds 3.125% due 11/15/41; value: $5,402,600; repurchase proceeds: $5,292,837 (cost $5,292,824)	$5,292,824

	Total Short-Term Investments (cost $5,292,824)	5,292,824

	Total Investments (cost $469,456,705) 100.5%	491,357,262

	Liabilities less Other Assets (0.5%)	(2,346,447)

	NET ASSETS 100.0%	$489,010,815

	See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS

Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND[1]	EMERGING MARKETS SELECT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$824,548,952	$52,609,120	$32,912,008
Repurchase agreements	105,044,901	681,622	—

	$929,593,853	$53,290,742	$32,912,008

Investments, at market value
Unaffiliated issuers	$1,223,139,774	$77,258,356	$37,941,820
Repurchase agreements	105,044,901	681,622	—

	1,328,184,675	77,939,978	37,941,820
Cash	—	—	—
Foreign currency on deposit (cost of $0, $5,018,101, $1,122,951, $557,415, $9,933,315, $1,976,959, $242,407 and $4,524,928, respectively)	—	5,030,601	1,121,102
Receivable for investment securities sold	7,134,801	—	—
Capital shares receivable	624,428	77,903	250
Interest and dividends receivable	476,999	7,625	11,522
Prepaid expenses and other assets	62,629	38,968	18,356

Total Assets	1,336,483,532	83,095,075	39,093,050

Liabilities:
Payable for securities purchased	—	—	—
Capital shares payable	1,283,062	23,694	—
Payable to Advisor	1,055,288	88,517	39,179
Accrued fund administration fees	18,894	645	185
Accrued expenses and other liabilities	265,783	53,438	43,832
Foreign capital gains taxes payable	—	1,156,705	222,975
Line of credit payable	—	—	132,095

Total Liabilities	2,623,027	1,322,999	438,266

Net Assets	$1,333,860,505	$81,772,076	$38,654,784

Net Assets Consist of:
Capital stock	$234,207	$240,988	$41,609
Paid-in-capital in excess of par	938,704,775	59,703,692	42,702,208
Undistributed net investment income (loss)	(5,575,059)	(1,649,540)	(157,877)
Undistributed net realized gain (loss) on investments and foreign currency translations	1,905,760	(28,129)	(8,736,484)
Net unrealized appreciation on investments and foreign currency translations	398,590,822	23,505,065	4,805,328

Net Assets	$1,333,860,505	$81,772,076	$38,654,784

Net Assets
Investor Class	1,082,679,365	71,973,116	11,891,825
Institutional Class	251,181,140	9,798,960	26,762,959

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	19,026,406	21,219,253	1,288,929
Institutional Class	4,394,303	2,879,575	2,871,970

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$56.90	$3.39	$9.23

Institutional Class	$57.16	$3.40	$9.32

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

SEPTEMBER 30, 2016

EMERGING MARKETS SMALL CAP FUND[1]	FRONTIER EMERGING SMALL COUNTRIES FUND[1]	GLOBAL OPPORTUNITIES FUND[1]	INTERNATIONAL GROWTH FUND[1]	INTERNATIONAL OPPORTUNITIES FUND[1]

$627,610,101	$486,110,917	$118,530,296	$1,063,380,470	$503,946,591
6,831,827	31,123,151	2,287,860	25,975,306	26,393,932

$634,441,928	$517,234,068	$120,818,156	$1,089,355,776	$530,340,523

$842,692,027	$539,089,273	$152,994,964	$1,428,341,256	$659,146,851
6,831,827	31,123,151	2,287,860	25,975,306	26,393,932

849,523,854	570,212,424	155,282,824	1,454,316,562	685,540,783
—	13,367,891	—	—	—
558,425	9,937,854	1,990,880	242,642	4,530,339
1,351,081	11,627,481	—	—	883,114
352,230	286,401	33,264	2,014,941	595,719
443,788	1,651,343	130,278	1,864,319	1,637,925
150,186	102,015	53,078	90,298	92,110

852,379,564	607,185,409	157,490,324	1,458,528,762	693,279,990

12,113,803	23,098,605	439,055	1,839,062	9,962,271
1,190,525	1,250,664	22,080	561,459	631,246
1,269,098	1,020,574	158,601	1,452,126	934,172
14,378	9,363	2,055	22,525	9,287
233,410	423,356	63,999	294,954	291,713
2,197,508	3,833,897	511,580	174,524	1,063,490
—	—	—	—	—

17,018,722	29,636,459	1,197,370	4,344,650	12,892,179

$835,360,842	$577,548,950	$156,292,954	$1,454,184,112	$680,387,811

$3,131,574	$2,196,147	$443,897	$462,538	$2,117,630
711,467,097	680,191,743	116,015,365	1,052,297,656	530,243,177
(7,177,380)	(5,926,809)	(1,429,652)	(1,771,842)	(237,268)
(84,954,851)	(148,629,498)	7,303,786	38,420,308	(5,880,277)
212,894,402	49,717,367	33,959,558	364,775,452	154,144,549

$835,360,842	$577,548,950	$156,292,954	$1,454,184,112	$680,387,811

674,631,569	437,849,939	150,944,566	945,167,647	512,251,767
160,729,273	139,699,011	5,348,388	509,016,465	168,136,044

252,933,657	166,626,546	42,871,025	30,072,946	159,659,637
60,223,742	52,988,198	1,518,647	16,180,857	52,103,335

$2.67	$2.63	$3.52	$31.43	$3.21

$2.67	$2.64	$3.52	$31.46	$3.23

WASATCH FUNDS

Statements of Assets and Liabilities (continued)

	LARGE CAP VALUE FUND	LONG/SHORT FUND	MICRO CAP FUND

Assets:
Investments, at cost
Unaffiliated issuers	$155,952,971	$206,060,701	$170,911,833
Affiliated issuers[2]	—	—	—
Repurchase agreements	4,332,782	52,568,539	15,116,164

	$160,285,753	$258,629,240	$186,027,997

Investments, at market value
Unaffiliated issuers	$186,407,323	$211,126,168	$265,554,967
Affiliated issuers[2]	—	—	—
Repurchase agreements	4,332,782	52,568,539	15,116,164

	190,740,105	263,694,707	280,671,131
Cash	—	—	—
Foreign currency on deposit (cost of $0, $0, $17,320, $0, $0, $0, $0 and $0, respectively)	—	—	17,360
Receivable for investment securities sold	4,228,097	18,773,224	—
Receivable from broker for securities sold short	—	80,621,981	—
Capital shares receivable	4,077	37,397	1,800
Interest and dividends receivable	190,886	773,580	87,145
Prepaid expenses and other assets	13,340	23,705	20,098

Total Assets	195,176,505	363,924,594	280,797,534

Liabilities:
Securities sold short, at value (proceeds of $0, $99,534,144, $0, $0, $0, $0, $0 and $0, respectively)	—	110,873,290	—
Payable for securities purchased	1,307,753	4,136,793	2,562,630
Capital shares payable	298,044	333,367	82,393
Dividends payable to shareholders	8,727	—	—
Payable to Advisor	138,261	232,385	395,169
Accrued fund administration fees	3,295	9,033	3,874
Accrued expenses and other liabilities	140,331	119,356	62,545
Dividends payable on securities sold short	—	52,978	—

Total Liabilities	1,896,411	115,757,202	3,106,611

Net Assets	$193,280,094	$248,167,392	$277,690,923

Net Assets Consist of:
Capital stock	$214,195	$196,285	$386,204
Paid-in-capital in excess of par	159,235,402	412,924,111	167,283,063
Undistributed net investment income (loss)	(3,731)	(145,368)	(1,971,779)
Undistributed net realized gain (loss) on investments and foreign currency translations	3,379,876	(158,533,957)	17,350,217
Net unrealized appreciation (depreciation) on investments and foreign currency translations	30,454,352	(6,273,679)	94,643,218

Net Assets	$193,280,094	$248,167,392	$277,690,923

Net Assets
Investor Class	189,691,057	184,157,967	277,690,923
Institutional Class	3,589,037	64,009,425	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	21,021,265	14,578,155	38,620,377
Institutional Class	398,217	5,050,297	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$9.02	$12.63	$7.19

Institutional Class	$9.01	$12.67	$—

[1]	Institutional class inception date was February 1, 2016.

[2]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2016

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND[1]	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$120,296,668	$1,198,435,512	$213,269,694	$38,900,168	$72,009,705
—	110,947,444	—	—	—
14,498,386	37,296,316	22,861,806	11,117,499	3,908,753

$134,795,054	$1,346,679,272	$236,131,500	$50,017,667	$75,918,458

$165,523,132	$1,757,887,917	$272,388,076	$44,004,623	$96,667,469
—	79,149,686	—	—	—
14,498,386	37,296,316	22,861,806	11,117,499	3,908,753

180,021,518	1,874,333,919	295,249,882	55,122,122	100,576,222
670,641	—	—	6,359	—
—	—	—	—	—
203,576	10,478,429	8,277,492	155,825	1,116,120
—	—	—	—	—
42,550	17,107,629	340,940	1,699	943
208,851	246,909	415,294	176,934	56,391
32,272	73,175	30,009	10,771	16,740

181,179,408	1,902,240,061	304,313,617	55,473,710	101,766,416

—	—	—	—	—
1,650,000	—	10,312,844	219,504	226,790
82,575	17,592,374	120,312	71,668	925
—	—	—	3,237	—
263,863	1,525,453	237,116	32,318	82,052
2,299	29,606	4,088	395	1,119
64,299	691,710	90,134	34,756	53,626
—	—	—	—	—

2,063,036	19,839,143	10,764,494	361,878	364,512

$179,116,372	$1,882,400,918	$293,549,123	$55,111,832	$101,401,904

$623,646	$432,450	$443,670	$51,872	$50,975
135,315,313	1,219,814,729	247,476,470	58,646,046	70,489,829
(689,111)	(10,697,296)	223,317	(159,843)	(1,199,720)
(1,360,136)	147,319,424	(13,712,728)	(8,530,680)	9,312,750
45,226,660	525,531,611	59,118,394	5,104,437	22,748,070

$179,116,372	$1,882,400,918	$293,549,123	$55,111,832	$101,401,904

179,116,372	1,544,796,310	269,710,468	55,111,832	101,401,904
—	337,604,608	23,838,655	—	—

62,364,594	35,497,977	40,782,789	5,187,247	5,097,506
—	7,747,045	3,584,217	—	—

$2.87	$43.52	$6.61	$10.62	$19.89

$—	$43.58	$6.65	$—	$—

WASATCH FUNDS	SEPTEMBER 30, 2016

Statements of Assets and Liabilities (continued)

	WORLD INNOVATORS FUND[1]	INCOME FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$139,650,644	$96,363,464	$464,163,881
Repurchase agreements	39,800,296	1,147,491	5,292,824

	$179,450,940	$97,510,955	$469,456,705

Investments, at market value
Unaffiliated issuers	$159,843,944	$97,862,413	$486,064,438
Repurchase agreements	39,800,296	1,147,491	5,292,824

	199,644,240	99,009,904	491,357,262
Foreign currency on deposit (cost of $11,138, $0 and $0, respectively)	11,164	—	—
Receivable for investment securities sold	1,002,963	545	—
Capital shares receivable	4,984	84,656	601,058
Interest and dividends receivable	242,159	728,486	1,549,942
Prepaid expenses and other assets	37,916	7,641	54,384

Total Assets	200,943,426	99,831,232	493,562,646

Liabilities:
Payable for securities purchased	650,530	—	—
Capital shares payable	39,512	4,725	4,149,148
Dividends payable to shareholders	—	34,889	89,863
Payable to Advisor	245,684	45,325	205,605
Accrued fund administration fees	2,878	1,095	6,698
Accrued expenses and other liabilities	88,442	39,127	100,517
Unrealized depreciation on foreign currency contracts	113,367	—	—

Total Liabilities	1,140,413	125,161	4,551,831

Net Assets	$199,803,013	$99,706,071	$489,010,815

Net Assets Consist of:
Capital stock	$103,387	$97,284	$246,172
Paid-in-capital in excess of par	177,050,702	98,011,514	442,937,402
Undistributed net investment income (loss)	(456,077)	10,454	(1,860)
Undistributed net realized gain on investments and foreign currency translations	3,236,199	87,870	23,928,544
Net unrealized appreciation on investments and foreign currency translations	19,868,802	1,498,949	21,900,557

Net Assets	$199,803,013	$99,706,071	$489,010,815

Net Assets
Investor Class	193,826,077	99,706,071	489,010,815
Institutional Class	5,976,936	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	10,029,994	9,728,370	24,617,234
Institutional Class	308,677	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$19.32	$10.25	$19.86

Institutional Class	$19.36	$—	$—

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS

Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND[1]	EMERGING MARKETS SELECT FUND

Investment Income:
Interest	$20,690	$3,624 [2]	$166
Dividends[3]
Unaffiliated issuers	7,186,372	435,016	570,419

Total investment income	7,207,062	438,640	570,585

Expenses:
Investment advisory fees	12,103,943	898,153	407,158
Shareholder servicing fees — Investor Class	1,424,100	130,634	58,558
Shareholder servicing fees — Institutional Class	12,961	2,381	13,135
Fund administration fees	193,889	10,807	6,022
Fund accounting fees	119,688	31,367	20,990
Reports to shareholders — Investor Class	115,352	15,696	6,855
Reports to shareholders — Institutional Class	21,021	1,636	4,074
Custody fees	80,670	84,404	47,757
Federal and state registration fees — Investor Class	43,683	23,839	13,751
Federal and state registration fees — Institutional Class	17,482	5,984	13,740
Legal fees	67,587	6,881	2,694
Trustees’ fees	145,059	7,882	4,549
Interest	31,878	3,226	2,481
Audit fees	34,093	31,149	31,149
Other expenses	53,201	70,768	24,955

Total expenses before reimbursement	14,464,607	1,324,807	657,868
Reimbursement of expenses by Advisor	(38,411)	(106,144)	(126,894)

Net Expenses	14,426,196	1,218,663	530,974

Net Investment Income (Loss)	(7,219,134)	(780,023)	39,611

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	6,560,806	145,965	(1,209,469)
Realized foreign capital gains taxes	—	(70,102)	(85,973)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	126,438,065	9,603,227	5,287,932
Change in deferred foreign capital gains taxes	1,407,632	(595,854)	(106,947)

Net gain (loss) on investments	134,406,503	9,083,236	3,885,543

Net Increase (Decrease) in Net Assets Resulting from Operations	$127,187,369	$8,303,213	$3,925,154

[1]	Institutional class inception date was February 1, 2016.

[2]	Net of $72 in foreign withholding taxes, respectively.

[3]	Net of $11,214, $0, $44,853, $1,325,969, $2,299,163, $84,121, $1,412,501 and $1,263,057 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

SEPTEMBER 30, 2016

EMERGING MARKETS SMALL CAP FUND[1]	FRONTIER EMERGING SMALL COUNTRIES FUND[1]	GLOBAL OPPORTUNITIES FUND[1]	INTERNATIONAL GROWTH FUND[1]	INTERNATIONAL OPPORTUNITIES FUND[1]

$1,361	$9,016	$666	$8,368	$5,694

10,670,090	22,691,675	994,698	15,402,389	10,592,009

10,671,451	22,700,691	995,364	15,410,757	10,597,703

14,224,440	14,825,790	2,072,350	17,233,909	9,614,191
1,055,855	2,278,211	214,814	1,597,204	1,410,477
2,530	3,269	2,388	3,061	81,760
134,778	135,421	24,830	220,894	85,232
103,933	108,397	38,245	147,606	83,687
72,241	161,026	11,847	137,797	107,439
8,617	12,771	1,638	25,059	23,876
699,978	2,054,979	33,464	374,968	375,490
39,808	48,754	18,203	43,253	34,335
6,106	7,023	5,980	6,308	6,703
55,076	54,852	7,792	87,835	34,745
109,543	115,040	19,040	164,370	58,679
50,773	34,792	8,019	36,829	13,836
31,610	31,610	31,149	31,841	31,379
102,496	102,154	36,074	62,518	45,894

16,697,784	19,974,089	2,525,833	20,173,452	12,007,723
(322,521)	(1,023,972)	(12,559)	(14,232)	(260,334)

16,375,263	18,950,117	2,513,274	20,159,220	11,747,389

(5,703,812)	3,750,574	(1,517,910)	(4,748,463)	(1,149,686)

(56,197,737)	(117,455,036)	8,726,971	55,162,839	(6,100,467)
(955,090)	(5,141,359)	(296,155)	(26,031)	(117,613)
151,586,823	66,194,671	14,173,011	116,265,854	124,158,622
(1,327,313)	4,975,902	(102,590)	(174,524)	(931,166)

93,106,683	(51,425,822)	22,501,237	171,228,138	117,009,376

$87,402,871	$(47,675,248)	$20,983,327	$166,479,675	$115,859,690

WASATCH FUNDS

Statements of Operations (continued)

	LARGE CAP VALUE FUND	LONG/SHORT FUND	MICRO CAP FUND

Investment Income:
Interest	$948	$—	$2,448
Dividends[2]
Unaffiliated issuers	6,049,905	8,493,457	2,077,555
Affiliated issuers[3]	—	—	—

Total investment income	6,050,853	8,493,457	2,080,003

Expenses:
Investment advisory fees	1,946,807	5,358,336	4,640,023
Shareholder servicing fees — Investor Class	356,774	735,674	197,371
Shareholder servicing fees — Institutional Class	3,408	15,626	—
Fund administration fees	34,588	81,826	42,433
Fund accounting fees	27,989	54,518	40,356
Reports to shareholders — Investor Class	30,537	56,467	17,017
Reports to shareholders — Institutional Class	1,832	11,290	—
Custody fees	7,150	28,077	35,918
Federal and state registration fees — Investor Class	21,923	35,054	21,200
Federal and state registration fees — Institutional Class	10,813	28,385	—
Legal fees	10,785	38,830	13,044
Trustees’ fees	28,346	90,806	32,719
Dividends on securities sold short	—	1,283,149	—
Interest	6,011	611,023	6,860
Audit fees	33,149	33,149	28,749
Other expenses	14,960	61,473	25,133

Total expenses before reimbursement	2,535,072	8,523,683	5,100,823
Reimbursement of expenses by Advisor	(153,287)	(75,299)	—

Net Expenses	2,381,785	8,448,384	5,100,823

Net Investment Income (Loss)	3,669,068	45,073	(3,020,820)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	5,613,690	(125,012,468)	17,504,123
Affiliated issuers	—	—	—
Net realized gain on options written	132,873	—	—
Net realized loss on short positions	—	(24,738,165)	—
Realized foreign capital gains taxes	—	—	(97)
Change in unrealized appreciation (depreciation) on investments, options, securities sold short and foreign currency translations	19,112,212	196,133,025	25,086,105
Change in deferred foreign capital gains taxes	—	—	—

Net gain on investments	24,858,775	46,382,392	42,590,131

Net Increase in Net Assets Resulting from Operations	$28,527,843	$46,427,465	$39,569,311

[1]	Institutional class inception date was February 1, 2016.
[2]	Net of $107,500, $58,066, $13,759, $40,875, $34,516, $0, $15,786 and $1,042 in foreign withholding taxes, respectively.
[3]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2016

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND[1]	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$56,680	$6,825	$3,892	$2,192	$51,689

2,210,617	8,763,256	4,066,427	2,334,468	225,702
—	579,987	—	—	—

2,267,297	9,350,068	4,070,319	2,336,660	277,391

2,917,280	18,986,748	2,767,060	474,325	950,690
230,377	3,686,933	355,304	111,753	162,688
—	5,545	4,585	—	—
26,718	303,660	44,316	10,801	15,214
38,403	185,036	37,135	16,177	25,995
25,860	236,699	30,410	10,845	13,523
—	12,969	3,835	—	—
21,786	319,209	18,782	3,239	7,720
21,428	61,626	27,912	24,429	18,181
—	6,254	11,687	—	—
9,308	100,409	14,549	3,496	4,666
19,528	238,539	33,585	9,619	11,692
—	—	—	—	—
4,357	53,999	7,234	2,017	2,967
61,314	36,807	31,149	28,749	28,749
18,840	89,150	23,974	7,071	17,622

3,395,199	24,323,583	3,411,517	702,521	1,259,707
(140,159)	(49,361)	(23,450)	(56,776)	—

3,255,040	24,274,222	3,388,067	645,745	1,259,707

(987,743)	(14,924,154)	682,252	1,690,915	(982,316)

2,365,278	162,972,786	16,744,107	(7,539,689)	7,330,801
—	(334,925)	—	—	—
—	—	—	—	—
—	—	—	—	—
(58,479)	—	31,036	—	—
18,247,780	63,548,823	18,006,823	9,420,214	11,054,954
158,971	3,640,617	255,189	—	—

20,713,550	229,827,301	35,037,155	1,880,525	18,385,755

$19,725,807	$214,903,147	$35,719,407	$3,571,440	$17,403,439

WASATCH FUNDS	SEPTEMBER 30, 2016

Statements of Operations (continued)

	WORLD INNOVATORS FUND[1]	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$7,175	$2,602,718	$10,763,228
Dividends[2]
Unaffiliated issuers	2,135,796	123,332	—

Total investment income	2,142,971	2,726,050	10,763,228

Expenses:
Investment advisory fees	2,847,261	580,706	2,017,529
Shareholder servicing fees — Investor Class	303,523	45,675	456,650
Shareholder servicing fees — Institutional Class	2,248	—	—
Fund administration fees	30,391	16,918	64,836
Fund accounting fees	40,050	39,519	40,079
Reports to shareholders — Investor Class	21,825	4,351	119,439
Reports to shareholders — Institutional Class	1,355	—	—
Custody fees	34,866	12,131	12,299
Federal and state registration fees — Investor Class	22,684	18,364	54,949
Federal and state registration fees — Institutional Class	5,979	—	—
Legal fees	9,196	5,234	62,105
Trustees’ fees	23,010	13,123	42,659
Interest	4,853	2,808	10,173
Audit fees	31,610	28,749	30,749
Other expenses	17,113	7,093	14,848

Total expenses before reimbursement	3,395,964	774,671	2,926,315
Reimbursement of expenses by Advisor	(12,353)	—	(126,710)[3]

Net Expenses	3,383,611	774,671	2,799,605

Net Investment Income (Loss)	(1,240,640)	1,951,379	7,963,623

Realized and Unrealized Gain (Loss):
Net realized gain on investments and foreign currency translations
Unaffiliated issuers	11,700,774	125,294	23,928,544
Realized foreign capital gains taxes	(8,764)	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	6,110,487	544,033	24,193,265

Net gain on investments	17,802,497	669,327	48,121,809

Net Increase in Net Assets Resulting from Operations	$16,561,857	$2,620,706	$56,085,432

[1]	Institutional class inception date was February 1, 2016.

[2]	Net of $133,688, $0 and $0 in foreign withholding taxes, respectively.

[3]	Reimbursement by Hoisington Investment Management Co., the Sub-Advisor, for proxy statement expenses.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS

Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016[1]	Year Ended September 30, 2015

Operations:
Net investment income (loss)	$(7,219,134)	$(3,060,122)	$(780,023)	$(885,207)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	6,560,806	134,651,115	75,863	1,404,976
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	127,845,697	(40,629,610)	9,007,373	4,956,291

Net increase (decrease) in net assets resulting from operations	127,187,369	90,961,383	8,303,213	5,476,060

Dividends paid from:
Investor Class
Net investment income	—	—	—	(29,439)
Net realized gains	(119,772,338)	(22,822,588)	(958,580)	—

	(119,772,338)	(22,822,588)	(958,580)	(29,439)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	(18,740,216)	(1,317,073)	—	—

	(18,740,216)	(1,317,073)	—	—

Capital share transactions:
Investor Class
Shares sold	235,595,333	257,284,741	29,211,166	53,513,984
Shares issued to holders in reinvestment of dividends	117,452,918	22,299,104	881,647	28,983
Shares redeemed	(270,607,879)	(190,917,065)	(27,875,778)	(39,349,330)
Redemption fees	57,589	32,774	16,274	59,862

Net increase (decrease)	82,497,961	88,699,554	2,233,309	14,253,499

Institutional Class
Shares sold	102,256,296	105,047,781	8,344,245	—
Shares issued to holders in reinvestment of dividends	17,489,140	1,317,073	—	—
Shares redeemed	(22,196,227)	(5,212,229)	—	—
Redemption fees	9,043	561	—	—

Net increase (decrease)	97,558,252	101,153,186	8,344,245	—

Total increase (decrease) in net assets	168,731,028	256,674,462	17,922,187	19,700,120

Net assets:
Beginning of period	1,165,129,477	908,455,015	63,849,889	44,149,769

End of period	$1,333,860,505	$1,165,129,477	$81,772,076	$63,849,889

Undistributed net investment income (loss) included in net assets at end of period	$(5,575,059)	$(8,200,589)	$(1,649,540)	$(1,394,746)

Capital share transactions — shares:
Investor Class
Shares sold	4,389,841	4,323,060	9,619,706	17,696,899
Shares issued to holders in reinvestment of dividends	2,179,898	385,598	291,936	10,029
Shares redeemed	(5,086,949)	(3,235,178)	(9,479,876)	(13,093,287)

Net increase (decrease) in shares outstanding	1,482,790	1,473,480	431,766	4,613,641

Institutional Class
Shares sold	1,883,923	1,739,883	2,879,575	—
Shares issued to holders in reinvestment of dividends	323,513	22,720	—	—
Shares redeemed	(410,462)	(86,771)	—	—

Net increase (decrease) in shares outstanding	1,796,974	1,675,832	2,879,575	—

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

SEPTEMBER 30, 2016

EMERGING MARKETS SELECT FUND		EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016[1]	Year Ended September 30, 2015	Year Ended September 30, 2016[1]	Year Ended September 30, 2015

$39,611	$(77,515)	$(5,703,812)	$(7,933,740)	$3,750,574	$4,660,025
(1,295,442)	(4,968,701)	(57,152,827)	(10,258,156)	(122,596,395)	(37,208,268)
5,180,985	(4,625,817)	150,259,510	(134,735,257)	71,170,573	(156,479,551)

3,925,154	(9,672,033)	87,402,871	(152,927,153)	(47,675,248)	(189,027,794)

—	(85,929)	(132,483)	(1,814,628)	(1,618,755)	(6,526,410)
—	—	—	—	—	(19,311,554)

—	(85,929)	(132,483)	(1,814,628)	(1,618,755)	(25,837,964)

—	(151,968)	—	—	—	—
—	—	—	—	—	—

—	(151,968)	—	—	—	—

5,021,512	7,293,767	135,426,837	180,971,456	256,042,228	490,118,465
—	85,177	117,400	1,494,676	1,545,813	24,103,894
(13,057,233)	(10,592,721)	(508,099,796)	(504,253,544)	(796,859,735)	(596,403,419)
1,244	596	6,249	14,069	47,252	25,583

(8,034,477)	(3,213,181)	(372,549,310)	(321,773,343)	(539,224,442)	(82,155,477)

6,298,780	3,739,143	163,579,317	—	156,914,661	—
—	151,968	—	—	—	—
(1,330,793)	(11,784,081)	(24,306,522)	—	(18,521,165)	—
—	4,245	242	—	839	—

4,967,987	(7,888,725)	139,273,037	—	138,394,335	—

858,664	(21,011,836)	(146,005,885)	(476,515,124)	(450,124,110)	(297,021,235)

37,796,120	58,807,956	981,366,727	1,457,881,851	1,027,673,060	1,324,694,295

$38,654,784	$37,796,120	$835,360,842	$981,366,727	$577,548,950	$1,027,673,060

$(157,877)	$(277,867)	$(7,177,380)	$(13,624,992)	$(5,926,809)	$1,547,031

607,896	723,608	55,771,862	67,698,717	96,401,830	162,889,608
—	8,392	48,512	561,908	574,652	7,800,613
(1,537,017)	(1,085,598)	(213,187,447)	(190,175,016)	(300,906,259)	(198,903,713)

(929,121)	(353,598)	(157,367,073)	(121,914,391)	(203,929,777)	(28,213,492)

735,711	363,354	69,868,540	—	60,003,922	—
—	14,899	—	—	—	—
(154,025)	(1,202,260)	(9,644,798)	—	(7,015,724)	—

581,686	(824,007)	60,223,742	—	52,988,198	—

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		INTERNATIONAL GROWTH FUND
	Year Ended September 30, 2016[1]	Year Ended September 30, 2015	Year Ended September 30, 2016[1]	Year Ended September 30, 2015

Operations:
Net investment income (loss)	$(1,517,910)	$(1,988,404)	$(4,748,463)	$(4,282,733)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	8,430,816	21,190,451	55,136,808	(15,787,782)
Net realized gain (loss) on options written	—	—	—	—
Net realized loss on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	14,070,421	(24,943,634)	116,091,330	77,362,244

Net increase (decrease) in net assets resulting from operations	20,983,327	(5,741,587)	166,479,675	57,291,729

Dividends paid from:
Investor Class
Net investment income	(427,375)	(470,408)	—	(284,964)
Net realized gains	(19,259,921)	(26,548,276)	—	(8,896,949)

	(19,687,296)	(27,018,684)	—	(9,181,913)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	21,166,046	24,113,199	222,578,093	304,243,470
Shares issued to holders in reinvestment of dividends	19,452,688	26,821,337	—	8,765,593
Shares redeemed	(46,667,870)	(54,874,473)	(726,095,437)	(466,136,694)
Redemption fees	12,452	3,950	11,556	26,761

Net increase (decrease)	(6,036,684)	(3,935,987)	(503,505,788)	(153,100,870)

Institutional Class
Shares sold	5,065,715	—	483,795,090	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	(8,682,445)	—
Redemption fees	—	—	2,492	—

Net increase (decrease)	5,065,715	—	475,115,137	—

Total increase (decrease) in net assets	325,062	(36,696,258)	138,089,024	(104,991,054)

Net assets:
Beginning of period	155,967,892	192,664,150	1,316,095,088	1,421,086,142

End of period	$156,292,954	$155,967,892	$1,454,184,112	$1,316,095,088

Undistributed net investment income (loss) included in net assets at end of period	$(1,429,652)	$(2,258,540)	$(1,771,842)	$(4,649,406)

Capital share transactions — shares:
Investor Class
Shares sold	6,694,423	6,305,552	7,681,730	10,961,555
Shares issued to holders in reinvestment of dividends	5,704,601	7,229,471	—	333,419
Shares redeemed	(13,949,592)	(14,099,286)	(24,818,248)	(17,143,695)

Net increase (decrease) in shares outstanding	(1,550,568)	(564,263)	(17,136,518)	(5,848,721)

Institutional Class
Shares sold	1,518,647	—	16,466,250	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	(285,393)	—

Net increase (decrease) in shares outstanding	1,518,647	—	16,180,857	—

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

SEPTEMBER 30, 2016

INTERNATIONAL OPPORTUNITIES FUND		LARGE CAP VALUE FUND		LONG/SHORT FUND
Year Ended September 30, 2016[1]	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

$(1,149,686)	$(1,455,524)	$3,669,068	$4,417,033	$45,073	$3,700,470
(6,218,080)	22,684,497	5,613,690	23,888,706	(125,012,468)	113,223,926
—	—	132,873	—	—	(1,377,491)
—	—	—	—	(24,738,165)	(2,298,097)
123,227,456	(30,215,034)	19,112,212	(44,068,657)	196,133,025	(484,033,257)

115,859,690	(8,986,061)	28,527,843	(15,762,918)	46,427,465	(370,784,449)

—	—	(3,733,214)	(4,717,198)	(364,125)	(13,117,322)
(22,512,072)	(32,985,697)	(20,730,247)	(90,487,206)	(49,332,592)	(75,718,399)

(22,512,072)	(32,985,697)	(24,463,461)	(95,204,404)	(49,696,717)	(88,835,721)

—	—	(60,085)	(58,397)	(479,596)	(10,613,371)
—	—	(252,053)	(1,885,955)	(22,243,655)	(50,288,258)

—	—	(312,138)	(1,944,352)	(22,723,251)	(60,901,629)

151,939,973	185,060,513	9,656,161	12,556,127	64,920,986	230,166,705
22,015,075	32,189,321	24,129,587	94,061,044	49,262,675	86,127,189
(184,742,350)	(61,450,925)	(91,876,593)	(160,845,016)	(527,803,631)	(1,090,754,118)
18,842	8,758	1,216	3,511	15,132	43,449

(10,768,460)	155,807,667	(58,089,629)	(54,224,334)	(413,604,838)	(774,416,775)

153,515,811	—	3,327,996	213,244	41,876,317	168,746,062
—	—	309,072	1,934,190	22,325,848	58,822,477
(9,205,095)	—	(1,601,692)	(6,667,455)	(401,523,032)	(626,995,982)
2,811	—	1,120	—	101,712	74,853

144,313,527	—	2,036,496	(4,520,021)	(337,219,155)	(399,352,590)

226,892,685	113,835,909	(52,300,889)	(171,656,029)	(776,816,496)	(1,694,291,164)

453,495,126	339,659,217	245,580,983	417,237,012	1,024,983,888	2,719,275,052

$680,387,811	$453,495,126	$193,280,094	$245,580,983	$248,167,392	$1,024,983,888

$(237,268)	$(710,582)	$(3,731)	$(17,753)	$(145,368)	$330,202

52,855,854	65,274,231	1,120,728	1,202,742	5,339,083	15,339,817
7,862,527	12,055,926	2,807,480	9,575,413	4,332,689	5,703,787
(66,779,782)	(21,478,869)	(10,503,774)	(15,418,721)	(44,954,538)	(75,345,316)

(6,061,401)	55,851,288	(6,575,566)	(4,640,566)	(35,282,766)	(54,301,712)

55,197,121	—	365,881	21,708	3,395,227	11,145,839
—	—	35,987	196,684	1,961,850	3,892,950
(3,093,786)	—	(176,253)	(681,797)	(33,338,059)	(44,674,081)

52,103,335	—	225,615	(463,405)	(27,980,982)	(29,635,292)

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	MICRO CAP FUND		MICRO CAP VALUE FUND
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

Operations:
Net investment income (loss)	$(3,020,820)	$(2,613,931)	$(987,743)	$(879,035)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	17,504,026	42,447,306	2,306,799	18,597,991
Net realized gain on options written	—	—	—	272,422
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	25,086,105	(30,582,373)	18,406,751	(2,960,212)

Net increase (decrease) in net assets resulting from operations	39,569,311	9,251,002	19,725,807	15,031,166

Dividends paid from:
Investor Class
Net investment income	—	(57,541)	—	—
Net realized gains	(40,544,074)	(13,743,034)	(17,904,955)	(21,640,698)
Return of capital	—	—	—	—

	(40,544,074)	(13,800,575)	(17,904,955)	(21,640,698)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	6,546,097	8,870,349	36,255,073	18,213,412
Shares issued to holders in reinvestment of dividends	38,421,674	13,148,507	17,528,757	21,205,896
Shares redeemed	(39,615,512)	(37,976,905)	(30,678,179)	(37,443,746)
Redemption fees	2,584	3,154	21,005	2,428

Net increase (decrease)	5,354,843	(15,954,895)	23,126,656	1,977,990

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Redemption fees	—	—	—	—

Net increase	—	—	—	—

Total increase (decrease) in net assets	4,380,080	(20,504,468)	24,947,508	(4,631,542)

Net assets:
Beginning of period	273,310,843	293,815,311	154,168,864	158,800,406

End of period	$277,690,923	$273,310,843	$179,116,372	$154,168,864

Undistributed net investment income (loss) included in net assets at end of period	$(1,971,779)	$(764,789)	$(689,111)	$22,777

Capital share transactions — shares:
Investor Class
Shares sold	973,225	1,119,278	13,603,287	6,134,016
Shares issued to holders in reinvestment of dividends	5,777,695	1,700,971	6,565,078	7,655,558
Shares redeemed	(6,040,054)	(4,853,557)	(11,446,018)	(12,687,971)

Net increase (decrease) in shares outstanding	710,866	(2,033,308)	8,722,347	1,101,603

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	—	—	—	—

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

SEPTEMBER 30, 2016

SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
Year Ended September 30, 2016[1]	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

$(14,924,154)	$(17,146,891)	$682,252	$2,406,464	$1,690,915	$2,881,370
162,637,861	339,817,590	16,775,143	10,252,311	(7,539,689)	3,027,134
—	—	—	—	—	—
67,189,440	(290,530,333)	18,262,012	(5,669,868)	9,420,214	(15,972,843)

214,903,147	32,140,366	35,719,407	6,988,907	3,571,440	(10,064,339)

—	—	(1,366,134)	—	(1,501,048)	(4,052,160)
(322,361,340)	(210,961,388)	—	—	(2,658,712)	(5,830,282)
—	—	—	—	(287,336)	—

(322,361,340)	(210,961,388)	(1,366,134)	—	(4,447,096)	(9,882,442)

—	—	(98,715)	—	—	—
—	—	—	—	—	—

—	—	(98,715)	—	—	—

209,117,699	306,525,902	35,656,524	42,777,490	5,689,341	67,443,100
309,835,993	202,491,582	1,301,422	—	4,380,286	9,799,845
(844,914,263)	(549,309,702)	(56,085,285)	(57,465,289)	(42,746,118)	(63,607,687)
67,941	63,180	1,743	12,491	3,056	14,686

(325,892,630)	(40,229,038)	(19,125,596)	(14,675,308)	(32,673,435)	13,649,944

334,206,662	—	5,124,166	11,214,884	—	—
—	—	98,258	—	—	—
(19,042,923)	—	(3,397,604)	(2,892,431)	—	—
369	—	79	2,995	—	—

315,164,108	—	1,824,899	8,325,448	—	—

(118,186,715)	(219,050,060)	16,953,861	639,047	(33,549,091)	(6,296,837)

2,000,587,633	2,219,637,693	276,595,262	275,956,215	88,660,923	94,957,760

$1,882,400,918	$2,000,587,633	$293,549,123	$276,595,262	$55,111,832	$88,660,923

$(10,697,296)	$(12,167,564)	$223,317	$1,323,863	$(159,843)	$98,362

5,131,888	5,977,502	6,099,737	6,914,700	548,323	5,399,978
7,380,562	4,103,173	216,904	—	425,080	806,797
(20,536,916)	(10,734,199)	(9,526,792)	(9,548,655)	(4,239,042)	(5,270,070)

(8,024,466)	(653,524)	(3,210,151)	(2,633,955)	(3,265,639)	936,705

8,204,969	—	902,562	1,844,006	—	—
—	—	16,322	—	—	—
(457,924)	—	(553,403)	(450,381)	—	—

7,747,045	—	365,481	1,393,625	—	—

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	ULTRA GROWTH FUND		WORLD INNOVATORS FUND
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016[1]	Year Ended September 30, 2015

Operations:
Net investment income (loss)	$(982,316)	$(1,149,038)	$(1,240,640)	$(1,611,952)
Net realized gain on investments, foreign currency translations and foreign capital gains taxes	7,330,801	9,017,957	11,692,010	20,035,191
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	11,054,954	(3,043,910)	6,110,487	(17,578,392)

Net increase in net assets resulting from operations	17,403,439	4,825,009	16,561,857	844,847

Dividends paid from:
Investor Class
Net investment income	—	(50,881)	—	—
Net realized gains	(8,679,065)	(29,102,465)	(24,130,023)	(25,428,998)

	(8,679,065)	(29,153,346)	(24,130,023)	(25,428,998)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	4,877,275	4,721,549	59,829,188	23,707,197
Shares issued to holders in reinvestment of dividends	8,403,349	28,117,008	22,861,112	23,823,818
Shares redeemed	(16,619,659)	(15,331,162)	(67,566,485)	(89,996,316)
Redemption fees	1,273	2,527	1,953	10,860

Net increase (decrease)	(3,337,762)	17,509,922	15,125,768	(42,454,441)

Institutional Class
Shares sold	—	—	5,998,939	—
Shares redeemed	—	—	(25,551)	—

Net increase	—	—	5,973,388	—

Total increase (decrease) in net assets	5,386,612	(6,818,415)	13,530,990	(67,038,592)

Net assets:
Beginning of period	96,015,292	102,833,707	186,272,023	253,310,615

End of period	$101,401,904	$96,015,292	$199,803,013	$186,272,023

Undistributed net investment income (loss) included in net assets at end of period	$(1,199,720)	$1,796,075	$(456,077)	$(854,667)

Capital share transactions — shares:
Investor Class
Shares sold	273,554	228,979	3,189,238	1,119,343
Shares issued to holders in reinvestment of dividends	459,702	1,481,402	1,198,171	1,171,279
Shares redeemed	(952,369)	(738,870)	(3,591,062)	(4,257,523)

Net increase (decrease) in shares outstanding	(219,113)	971,511	796,347	(1,966,901)

Institutional Class
Shares sold	—	—	309,990	—
Shares redeemed	—	—	(1,313)	—

Net increase in shares outstanding	—	—	308,677	—

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

SEPTEMBER 30, 2016

INCOME FUND		U.S. TREASURY FUND
Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

$1,951,379	$1,719,040	$7,963,623	$6,605,799
125,294	407,021	23,928,544	40,074,870
544,033	(23,148)	24,193,265	(26,646,790)

2,620,706	2,102,913	56,085,432	20,033,879

(1,963,364)	(1,693,986)	(7,944,602)	(6,608,427)
—	—	(15,905,989)	—

(1,963,364)	(1,693,986)	(23,850,591)	(6,608,427)

—	—	—	—
—	—	—	—

—	—	—	—

27,381,821	19,309,510	288,787,957	263,443,321
1,491,903	1,594,129	22,804,737	6,348,154
(38,794,414)	(29,108,583)	(182,878,814)	(180,211,720)
10,533	2,724	201,177	192,080

(9,910,157)	(8,202,220)	128,915,057	89,771,835

—	—	—	—
—	—	—	—

—	—	—	—

(9,252,815)	(7,793,293)	161,149,898	103,197,287

108,958,886	116,752,179	327,860,917	224,663,630

$99,706,071	$108,958,886	$489,010,815	$327,860,917

$10,454	$33,864	$(1,860)	$(20,881)

2,685,166	1,896,861	15,149,367	14,002,689
146,414	156,439	1,296,239	341,021
(3,804,979)	(2,856,744)	(9,625,892)	(9,698,391)

(973,399)	(803,444)	6,819,714	4,645,319

—	—	—	—
—	—	—	—

—	—	—	—

WASATCH FUNDS

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/16[22]	$57.83	(0.30)	6.09	5.79	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.46	(0.14)[14]	5.95	5.81	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.49	(0.39)	2.12	1.73	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.41	(0.12)	11.19	11.07	0.01		—	—	—
Year ended 9/30/12	$32.63	(0.26)	9.04	8.78	—	[4]	—	—	—
Core Growth Fund — Institutional Class
Year ended 9/30/16[22]	$57.99	(0.14)	6.03	5.89	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.58	0.06	5.79	5.85	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.57	(0.23)	2.00	1.77	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.44	(0.07)	11.20	11.13	—	[4]	—	—	—
Year ended 9/30/12[8]	$38.32	(0.16)	3.28	3.12	—		—	—	—
Emerging India Fund — Investor Class
Year ended 9/30/16[22]	$3.07	(0.03)	0.39	0.36	—	[4]	—	(0.04)	(0.04)
Year ended 9/30/15	$2.73	(0.04)	0.38	0.34	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$1.78	(—)[4]	0.95	0.95	—	[4]	—	—	—
Year ended 9/30/13	$2.02	(0.01)	(0.23)	(0.24)	—	[4]	—	—	—
Year ended 9/30/12	$1.83	(0.01)	0.21	0.20	—	[4]	(0.01)	—	(0.01)
Emerging India Fund — Institutional Class
Period ended 9/30/16[19] [22]	$2.82	(0.01)	0.59	0.58	—		—	—	—
Emerging Markets Select Fund — Investor Class
Year ended 9/30/16[22]	$8.35	(0.05)	0.93	0.88	—	[4]	—	—	—
Year ended 9/30/15	$10.31	(0.04)	(1.89)	(1.93)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/14	$9.56	(0.01)	0.77	0.76	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/13[12]	$10.00	— [4]	(0.44)	(0.44)	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Year ended 9/30/16[22]	$8.41	0.04	0.87	0.91	—		—	—	—
Year ended 9/30/15	$10.37	(0.03)	(1.88)	(1.91)	—	[4]	(0.05)	—	(0.05)
Year ended 9/30/14	$9.61	— [4]	0.78	0.78	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/13[13]	$10.00	(—)[4]	(0.39)	(0.39)	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Investor Class
Year ended 9/30/16[22]	$2.39	(0.04)	0.32	0.28	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$2.74	(0.03)	(0.32)	(0.35)	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$2.67	(0.01)	0.14	0.13	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/13	$2.66	0.01	0.01	0.02	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/12	$2.16	0.01	0.49	0.50	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Institutional Class
Period ended 9/30/16[19] [22]	$2.31	(—)[4]	0.36	0.36	—		—	—	—
Frontier Emerging Small Countries Fund — Investor Class
Year ended 9/30/16[22]	$2.77	0.02	(0.16)	(0.14)	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$3.32	0.02	(0.50)	(0.48)	—	[4]	(0.02)	(0.05)	(0.07)
Year ended 9/30/14	$2.97	0.03	0.33	0.36	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/13	$2.41	0.01	0.55	0.56	—	[4]	— [4]	— [4]	— [4]
Year ended 9/30/12[9]	$2.00	0.01	0.40	0.41	—	[4]	—	—	—
Frontier Emerging Small Countries Fund — Institutional Class
Period ended 9/30/16[19] [22]	$2.58	0.02	0.04	0.06	—	[4]	—	—	—
Global Opportunities Fund — Investor Class
Year ended 9/30/16[22]	$3.51	(0.04)	0.51	0.47	—	[4]	(0.01)	(0.45)	(0.46)
Year ended 9/30/15	$4.28	(0.05)	(0.08)	(0.13)	—	[4]	(0.01)	(0.63)	(0.64)
Year ended 9/30/14	$4.58	(0.05)	0.23	0.18	—	[4]	— [4]	(0.48)	(0.48)
Year ended 9/30/13	$4.15	(0.02)	0.93	0.91	—	[4]	—	(0.48)	(0.48)
Year ended 9/30/12	$3.68	(0.03)	0.93	0.90	—	[4]	—	(0.43)	(0.43)
Global Opportunities Fund — Institutional Class
Period ended 9/30/16[19] [22]	$3.09	(—)[4]	0.43	0.43	—		—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$56.90	10.69	1.21	[5]	1.21	[5]	(0.62)	(0.62)	$1,082,679	18%
$57.83	10.87	1.17	[5]	1.17	[5]	(0.29)[14]	(0.29)[14]	$1,014,515	39%
$53.46	3.26	1.18	[5]	1.18	[5]	(0.64)	(0.64)	$859,086	26%
$52.49	26.76	1.21	[5]	1.21	[5]	(0.39)	(0.39)	$924,304	16%
$41.41	26.91	1.23	[5]	1.23	[5]	(0.70)	(0.70)	$581,371	28%

$57.16	10.83	1.07	[5]	1.09	[5]	(0.48)	(0.50)	$251,181	18%
$57.99	10.94	1.12	[5]	1.13	[5]	(0.29)[14]	(0.30)[14]	$150,614	39%
$53.58	3.31	1.13	[5]	1.19	[5]	(0.59)	(0.65)[5]	$49,369	26%
$52.57	26.86	1.12	[5]	1.32	[5]	(0.32)	(0.52)[5]	$19,971	16%
$41.44	8.14	1.12	[5]	1.55	[5]	(0.62)	(1.05)	$9,101	28%

$3.39	11.98	1.82	[5]	1.96	[5]	(1.18)	(1.32)	$71,973	42%
$3.07	12.51	1.95	[5]	2.12	[5]	(1.38)	(1.55)	$63,850	36%
$2.73	53.37	1.96	[5]	2.58	[5]	(0.76)	(1.38)	$44,150	13%
$1.78	(11.88)	1.95	[5]	2.99	[5]	(0.99)	(2.03)	$15,938	40%
$2.02	11.42	1.95	[5]	3.41	[5]	(0.65)	(2.11)	$13,658	17%

$3.40	20.57	1.50	[5]	2.00	[5]	(0.70)	(1.20)	$9,799	42%

$9.23	10.54	1.58	[6]	1.98	[6]	(0.15)	(0.55)	$11,892	62%
$8.35	(18.81)	1.70	[6]	2.00	[6]	(0.23)	(0.53)	$18,527	46%
$10.31	7.92	1.69	[5]	1.88	[5]	(0.09)	(0.28)	$26,502	59%
$9.56	(4.40)	1.69	[5]	2.40	[5]	0.04	(0.67)	$29,374	43%

$9.32	10.82	1.29	[6]	1.59	[6]	0.29	(0.01)	$26,763	62%
$8.41	(18.67)	1.51	[6]	1.77	[6]	(0.06)	(0.32)	$19,270	46%
$10.37	8.13	1.51	[5]	1.71	[5]	0.05	(0.15)	$32,306	59%
$9.61	(3.90)	1.50	[5]	2.21	[5]	(0.18)	(0.89)	$28,861	43%

$2.67	11.73	1.96	[6]	2.00	[6]	(0.75)	(0.79)	$674,632	42%
$2.39	(12.65)	1.95	[5]	2.01	[5]	(0.63)	(0.69)	$981,367	59%
$2.74	4.90	1.95	[5]	2.02	[5]	(0.28)	(0.35)	$1,457,882	55%
$2.67	0.85	1.95	[5]	2.06	[5]	0.21	0.09	$1,785,681	41%
$2.66	23.15	1.95	[5]	2.13	[5]	0.29	0.11	$1,482,265	39%

$2.67	15.58	1.80	[6]	1.81	[6]	(0.03)	(0.04)	$160,729	42%

$2.63	(4.89)	2.25	[5]	2.39	[5]	0.35	0.21	$437,850	80%
$2.77	(14.88)	2.25	[5]	2.28	[5]	0.39	0.36	$1,027,673	34%
$3.32	11.97	2.24	[5]	2.24	[5]	0.79	0.79	$1,324,694	22%
$2.97	22.88	2.25	[5]	2.43	[5]	0.81	0.63	$730,694	13%
$2.41	20.50	2.25	[5]	3.64	[5]	1.31	(0.08)	$33,045	5%

$2.64	2.33	2.06	[6]	2.06	[6]	1.40	1.40	$139,699	80%

$3.52	13.73	1.62	[6]	1.62	[6]	(0.98)	(0.98)	$150,945	44%
$3.51	(3.88)	1.81	[5]	1.81	[5]	(1.10)	(1.10)	$155,968	54%
$4.28	3.94	1.78	[5]	1.78	[5]	(0.83)	(0.83)	$192,664	42%
$4.58	24.23	1.80	[5]	1.80	[5]	(0.70)	(0.70)	$220,460	43%
$4.15	26.69	1.84	[5]	1.84	[5]	(0.61)	(0.61)	$153,582	38%

$3.52	13.92	1.35	[5]	2.32	[5]	(0.57)	(1.54)	$5,348	44%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
International Growth Fund — Investor Class
Year ended 9/30/16[22]	$27.88	(0.22)	3.77	3.55	—	[4]	—	—	—
Year ended 9/30/15	$26.78	(0.09)	1.39	1.30	—	[4]	(0.01)	(0.19)	(0.20)
Year ended 9/30/14	$28.76	(0.02)	(1.24)	(1.26)	—	[4]	—	(0.72)	(0.72)
Year ended 9/30/13	$22.44	0.07	6.32	6.39	0.01		(0.08)	—	(0.08)
Year ended 9/30/12	$17.21	0.09	5.14	5.23	—	[4]	—	—	—
International Growth Fund — Institutional Class
Period ended 9/30/16[19] [22]	$28.46	0.01	2.99	3.00	—	[4]	—	—	—
International Opportunities Fund — Investor Class
Year ended 9/30/16[22]	$2.74	(0.01)	0.61	0.60	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/15	$3.09	(0.01)	(0.04)	(0.05)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/14	$2.94	(0.01)	0.33	0.32	—	[4]	—	(0.17)	(0.17)
Year ended 9/30/13	$2.41	(—)[4]	0.53	0.53	—	[4]	—	—	—
Year ended 9/30/12	$2.24	— [4]	0.44	0.44	—	[4]	—	(0.27)	(0.27)
International Opportunities Fund — Institutional Class
Period ended 9/30/16[19] [22]	$2.71	0.01	0.51	0.52	—	[4]	—	—	—
Large Cap Value Fund — Investor Class
Year ended 9/30/16[22]	$8.84	0.16	1.01	1.17	—	[4]	(0.16)	(0.83)	(0.99)
Year ended 9/30/15	$12.69	0.15	(0.69)	(0.54)	—	[4]	(0.16)	(3.15)	(3.31)
Year ended 9/30/14	$16.57	0.21	1.49	1.70	—	[4]	(0.22)	(5.36)	(5.58)
Year ended 9/30/13	$14.31	0.22	2.37	2.59	—	[4]	(0.20)	(0.13)	(0.33)
Year ended 9/30/12	$11.85	0.20	2.46	2.66	—	[4]	(0.20)	—	(0.20)
Large Cap Value Fund — Institutional Class
Year ended 9/30/16[22]	$8.84	0.29	0.88	1.17	—	[4]	(0.17)	(0.83)	(1.00)
Year ended 9/30/15	$12.69	(0.04)	(0.49)	(0.53)	—	[4]	(0.17)	(3.15)	(3.32)
Year ended 9/30/14	$16.57	0.20	1.52	1.72	—	[4]	(0.24)	(5.36)	(5.60)
Year ended 9/30/13	$14.31	0.22	2.39	2.61	—	[4]	(0.22)	(0.13)	(0.35)
Period ended 9/30/12[8]	$13.77	0.12	0.57	0.69	—	[4]	(0.15)	—	(0.15)
Long/Short Fund — Investor Class
Year ended 9/30/16[22]	$12.36	(0.08)	1.60	1.52	—	[4]	(0.01)	(1.24)	(1.25)
Year ended 9/30/15	$16.29	0.02	(3.00)	(2.98)	—	[4]	(0.14)	(0.81)	(0.95)
Year ended 9/30/14	$15.82	0.17	0.65	0.82	—	[4]	—	(0.35)	(0.35)
Year ended 9/30/13	$13.66	(0.04)	2.23	2.19	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/12	$11.85	(0.02)	1.83	1.81	—	[4]	—	—	—
Long/Short Fund — Institutional Class
Year ended 9/30/16[22]	$12.38	0.21	1.33	1.54	0.02		(0.03)	(1.24)	(1.27)
Year ended 9/30/15	$16.32	0.06	(3.02)	(2.96)	—	[4]	(0.17)	(0.81)	(0.98)
Year ended 9/30/14	$15.83	0.18	0.66	0.84	—	[4]	—	(0.35)	(0.35)
Period ended 9/30/13[13]	$13.80	(0.01)	2.07	2.06	—	[4]	—	(0.03)	(0.03)
Micro Cap Fund
Year ended 9/30/16[22]	$7.21	(0.08)	1.15	1.07	—	[4]	—	(1.09)	(1.09)
Year ended 9/30/15	$7.36	(0.08)[15]	0.28	0.20	—	[4]	— [4]	(0.35)	(0.35)
Year ended 9/30/14	$7.42	(0.14)	0.08	(0.06)	—	[4]	—	—	—
Year ended 9/30/13	$5.71	(0.10)	1.81	1.71	—	[4]	—	—	—
Year ended 9/30/12	$4.40	(0.09)	1.40	1.31	—	[4]	—	—	—
Micro Cap Value Fund
Year ended 9/30/16[22]	$2.87	(0.02)	0.34	0.32	—	[4]	—	(0.32)	(0.32)
Year ended 9/30/15	$3.02	(0.02)[16]	0.31	0.29	—	[4]	—	(0.44)	(0.44)
Year ended 9/30/14	$3.45	(0.04)	0.18	0.14	—	[4]	—	(0.57)	(0.57)
Year ended 9/30/13	$2.85	(0.03)	0.91	0.88	—	[4]	—	(0.28)	(0.28)
Year ended 9/30/12	$2.24	(0.04)	0.65	0.61	—	[4]	—	—	—
See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$31.43	12.73	1.48	[5]	1.48	[5]	(0.41)	(0.41)	$945,168	50%
$27.88	4.83	1.50	[5]	1.50	[5]	(0.32)	(0.32)	$1,316,095	46%
$26.78	(4.53)	1.46	[5]	1.46	[5]	(0.06)	(0.06)	$1,421,086	42%
$28.76	28.63	1.49	[5]	1.49	[5]	0.25	0.25	$1,326,931	44%
$22.44	30.39	1.57	[6]	1.57	[6]	0.51	0.51	$434,824	44%

$31.46	10.54	1.35	[5]	1.36	[5]	0.07	0.06	$509,016	50%

$3.21	22.73	2.25	[5]	2.29	[5]	(0.35)	(0.39)	$512,252	41%
$2.74	(1.44)	2.25	[5]	2.43	[5]	(0.36)	(0.54)	$453,495	25%
$3.09	11.53	2.25	[5]	2.41	[5]	(0.40)	(0.56)	$339,659	38%
$2.94	21.99	2.25	[5]	2.42	[5]	(0.03)	(0.20)	$278,216	49%
$2.41	22.33	2.25	[6]	2.48	[6]	(0.16)	(0.39)	$194,563	41%

$3.23	19.19	1.95	[5]	2.04	[5]	0.64	0.55	$168,136	41%

$9.02	13.92	1.10	[5]	1.17	[5]	1.70	1.63	$189,691	26%
$8.84	(6.61)	1.10	[5]	1.12	[5]	1.34	1.32	$244,056	39%
$12.69	11.78	1.11	5 10	1.12	5 10	1.38	1.37	$409,169	53%
$16.57	18.40	1.10	[5]	1.16	[5]	1.27	1.21	$786,910	47%
$14.31	22.50	1.10	[5]	1.15	[5]	1.42	1.37	$1,298,365	14%

$9.01	13.97	0.96	[5]	1.72	[5]	1.76	1.00	$3,589	26%
$8.84	(6.50)	0.98	[5]	1.44	[5]	1.40	0.94	$1,525	39%
$12.69	11.95	0.98	[5]	1.25	[5]	1.52	1.25	$8,068	53%
$16.57	18.54	0.98	[5]	1.35	[5]	1.37	1.00	$15,444	47%
$14.31	5.02	0.98	[5]	1.31	[5]	1.44	1.11	$15,511	14%

$12.63	13.38	1.83	6 7	1.83	6 7	(0.06)	(0.06)	$184,158	47%
$12.36	(19.33)	1.61	[7]	1.61	[7]	0.12	0.12	$616,192	44%
$16.29	5.21	1.53	7 11	1.53	7 11	1.05	1.05	$1,696,707	47%
$15.82	16.09	1.51	[7]	1.51	[7]	(0.22)	(0.22)	$1,479,371	47%
$13.66	15.27	1.51	[7]	1.51	[7]	(0.20)	(0.20)	$1,537,220	71%

$12.67	13.71	1.52	6 7	1.57	6 7	0.18	0.13	$64,009	47%
$12.38	(19.19)	1.47	[7]	1.47	[7]	0.25	0.25	$408,792	44%
$16.32	5.33	1.42	[7]	1.42	[7]	1.18	1.18	$1,022,568	47%
$15.83	14.99	1.39	[7]	1.40	[7]	(0.16)	(0.17)	$824,780	47%

$7.19	16.04	1.92	[5]	1.92	[5]	(1.14)	(1.14)	$277,691	32%
$7.21	2.45	1.90	[5]	1.90	[5]	(0.85)[15]	(0.85)[15]	$273,311	31%
$7.36	(0.81)	1.97		1.97		(1.67)	(1.67)	$293,815	26%
$7.42	29.95	2.13	[5]	2.13	[5]	(1.28)	(1.28)	$323,175	17%
$5.71	29.77	2.14	[5]	2.14	[5]	(1.50)	(1.50)	$289,449	25%

$2.87	12.04	1.95	[5]	2.04	[5]	(0.59)	(0.68)	$179,116	73%
$2.87	9.99	1.96	[6]	2.02	[6]	(0.55)[16]	(0.61)[16]	$154,169	53%
$3.02	3.26	2.03	[5]	2.09	[5]	(1.31)	(1.37)	$158,800	71%
$3.45	33.92	2.25	[5]	2.25	[5]	(0.92)	(0.92)	$166,487	66%
$2.85	27.23	2.25	[5]	2.31	[5]	(1.27)	(1.33)	$138,299	78%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Small Cap Growth Fund — Investor Class
Year ended 9/30/16[22]	$45.97	(0.47)	5.65	5.18	—	[4]	—	(7.63)	(7.63)
Year ended 9/30/15	$50.25	(0.40)	0.93	0.53	—	[4]	—	(4.81)	(4.81)
Year ended 9/30/14	$51.31	(0.41)	1.03	0.62	—	[4]	—	(1.68)	(1.68)
Year ended 9/30/13	$43.82	(0.15)	10.53	10.38	—	[4]	—	(2.89)	(2.89)
Year ended 9/30/12	$35.37	(0.29)	10.40	10.11	—	[4]	—	(1.66)	(1.66)
Small Cap Growth Fund — Institutional Class
Period ended 9/30/16[19] [22]	$37.58	(0.07)	6.07	6.00	—	[4]	—	—	—
Small Cap Value Fund — Investor Class
Year ended 9/30/16[22]	$5.86	0.01	0.77	0.78	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/15	$5.69	0.05 [17]	0.12	0.17	—	[4]	—	—	—
Year ended 9/30/14	$5.12	(0.02)	0.59	0.57	—	[4]	—	—	—
Year ended 9/30/13	$3.81	(0.01)	1.32	1.31	—	[4]	—	—	—
Year ended 9/30/12	$3.12	(0.03)	0.72	0.69	—	[4]	—	—	—
Small Cap Value Fund — Institutional Class
Year ended 9/30/16[22]	$5.88	0.02	0.78	0.80	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/15	$5.72	0.05 [17]	0.11	0.16	—	[4]	—	—	—
Year ended 9/30/14	$5.14	(0.03)	0.61	0.58	—		—	—	—
Year ended 9/30/13	$3.82	(0.01)	1.33	1.32	—	[4]	—	—	—
Period ended 9/30/12[8]	$3.68	(0.01)	0.15	0.14	—		—	—	—
Strategic Income Fund
Year ended 9/30/16[22]	$10.49	0.26	0.49	0.75	—	[4]	(0.27)[20]	(0.35)	(0.62)
Year ended 9/30/15	$12.63	0.30	(1.38)	(1.08)	—	[4]	(0.44)	(0.62)	(1.06)
Year ended 9/30/14	$11.08	0.32	1.74	2.06	—	[4]	(0.35)	(0.16)	(0.51)
Year ended 9/30/13	$9.30	0.33	1.78	2.11	—	[4]	(0.33)	—	(0.33)
Year ended 9/30/12	$7.57	0.16	1.77	1.93	—	[4]	(0.20)	—	(0.20)
Ultra Growth Fund
Year ended 9/30/16[22]	$18.06	(0.18)	3.66	3.48	—	[4]	—	(1.65)	(1.65)
Year ended 9/30/15	$23.67	(0.26)	1.54	1.28	—	[4]	(0.01)	(6.88)	(6.89)
Year ended 9/30/14	$24.57	(0.06)	0.80	0.74	—	[4]	—	(1.64)	(1.64)
Year ended 9/30/13	$22.83	(0.15)	4.96	4.81	—	[4]	—	(3.07)	(3.07)
Year ended 9/30/12	$20.11	(0.08)	3.98	3.90	—	[4]	—	(1.18)	(1.18)
World Innovators Fund — Investor Class
Year ended 9/30/16[22]	$20.17	(0.12)	1.90	1.78	—	[4]	—	(2.63)	(2.63)
Year ended 9/30/15	$22.62	(0.21)	0.30	0.09	—	[4]	—	(2.54)	(2.54)
Year ended 9/30/14	$23.15	(0.24)	0.91	0.67	—	[4]	—	(1.20)	(1.20)
Year ended 9/30/13	$18.55	(0.12)	4.72	4.60	—	[4]	—	—	—
Year ended 9/30/12	$14.71	(0.12)	3.96	3.84	—	[4]	—	—	—
World Innovators Fund — Institutional Class
Period ended 9/30/16[19] [22]	$17.54	(—)[4]	1.82	1.82	—		—	—	—
Income Fund
Year ended 9/30/16[22]	$10.18	0.19	0.07	0.26	—	[4]	(0.19)	—	(0.19)
Year ended 9/30/15	$10.15	0.16	0.03	0.19	—	[4]	(0.16)	—	(0.16)
Year ended 9/30/14	$10.13	0.17	0.02	0.19	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/13	$10.44	0.17	(0.31)	(0.14)	—		(0.17)	—	(0.17)
Year ended 9/30/12	$10.32	0.20	0.12	0.32	—	[4]	(0.20)	—	(0.20)
U.S. Treasury Fund
Year ended 9/30/16[22]	$18.42	0.37	2.29	2.66	0.01		(0.36)	(0.87)	(1.23)
Year ended 9/30/15	$17.08	0.38	1.33	1.71	0.01		(0.38)	—	(0.38)
Year ended 9/30/14	$15.33	0.45	1.75	2.20	—	[4]	(0.45)	—	(0.45)
Year ended 9/30/13	$18.75	0.44	(3.08)	(2.64)	0.01		(0.44)	(0.35)	(0.79)
Year ended 9/30/12	$18.75	0.42	0.77	1.19	0.01		(0.42)	(0.78)	(1.20)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$43.52	11.87	1.29	[5]	1.29	[5]	(0.79)	(0.79)	$1,544,796	20%
$45.97	0.39	1.22	[5]	1.22	[5]	(0.75)	(0.75)	$2,000,588	31%
$50.25	1.09	1.21	[5]	1.21	[5]	(0.75)	(0.75)	$2,219,638	23%
$51.31	25.34	1.23	[5]	1.23	[5]	(0.42)	(0.42)	$2,487,031	10%
$43.82	29.41	1.24	[5]	1.24	[5]	(0.73)	(0.73)	$1,824,781	20%

$43.58	15.97	1.05	[5]	1.11	[5]	(0.63)	(0.69)	$337,605	20%

$6.61	13.37	1.24	[5]	1.24	[5]	0.23	0.23	$269,710	57%
$5.86	2.99	1.21	[5]	1.21	[5]	0.82 [17]	0.82 [17]	$257,655	57%
$5.69	11.13	1.20	[5]	1.20	[5]	(0.52)	(0.52)	$265,521	50%
$5.12	34.38	1.26	[5]	1.27	[5]	(0.21)	(0.22)	$201,581	40%
$3.81	22.12	1.46	[5]	1.46	[5]	(0.73)	(0.73)	$166,330	55%

$6.65	13.54	1.08	[5]	1.20	[5]	0.40	0.28	$23,839	57%
$5.88	2.97	1.15	[5]	1.20	[5]	0.92 [17]	0.87 [17]	$18,941	57%
$5.72	11.28	1.15	[5]	1.44	[5]	(0.49)	(0.78)	$10,436	50%
$5.14	34.55	1.15	[5]	1.46	[5]	(0.11)	(0.42)	$9,359	40%
$3.82	3.80	1.15	[5]	1.66	[5]	(0.42)	(0.93)	$7,243	55%

$10.62	7.38	0.95	[5]	1.04	[5]	2.50	2.41	$55,112	45%
$10.49	(9.54)	0.95	[5]	0.95	[5]	2.51	2.51	$88,661	78%
$12.63	18.94	0.95	[5]	0.96	[5]	2.59	2.58	$94,958	69%
$11.08	23.01	0.95	[5]	1.06	[5]	3.16	3.05	$66,579	54%
$9.30	25.61	0.95	[5]	1.14	[5]	1.74	1.55	$44,635	57%

$19.89	20.08	1.33	[5]	1.33	[5]	(1.03)	(1.03)	$101,402	28%
$18.06	4.02	1.31	[5]	1.31	[5]	(1.06)	(1.06)	$96,015	38%
$23.67	2.66	1.26	[5]	1.26	[5]	(1.00)	(1.00)	$102,834	38%
$24.57	24.52	1.29	[5]	1.29	[5]	(0.64)	(0.64)	$151,697	25%
$22.83	20.13	1.32	[5]	1.32	[5]	(0.35)	(0.35)	$143,259	43%

$19.32	8.97	1.78	[5]	1.78	[5]	(0.66)	(0.66)	$193,826	112%
$20.17	0.32	1.76	[5]	1.76	[5]	(0.76)	(0.76)	$186,272	100%
$22.62	2.69	1.73	[5]	1.73	[5]	(0.89)	(0.89)	$253,311	111%
$23.15	24.80	1.77	[5]	1.79	[5]	(0.84)	(0.86)	$266,911	84%
$18.55	26.10	1.85	[5]	1.85	[5]	(0.99)	(0.99)	$167,934	66%

$19.36	10.38	1.55	[5]	3.69	[5]	(0.01)	(2.15)	$5,977	112%

$10.25	2.58	0.73	[5]	0.73	[5]	1.85	1.85	$99,706	37%
$10.18	1.87	0.72	[5]	0.72	[5]	1.57	1.57	$108,959	44%
$10.15	1.91	0.70	[5]	0.70	[5]	1.66	1.66	$116,752	13%
$10.13	(1.34)	0.71		0.71		1.67	1.67	$130,285	35%
$10.44	3.16	0.70	[5]	0.70	[5]	1.97	1.97	$139,186	48%

$19.86	15.49	0.69	[5] [21]	0.73	[5]	1.97 [21]	1.93	$489,011	59%
$18.42	10.09	0.67	[5]	0.67	[5]	2.12	2.12	$327,861	131%
$17.08	14.54	0.70	[5]	0.70	[5]	2.77	2.77	$224,664	28%
$15.33	(14.43)	0.71	[5]	0.71	[5]	2.46	2.46	$193,231	34%
$18.75	6.66	0.72	[5]	0.72	[5]	2.33	2.33	$271,495	13%

WASATCH FUNDS

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]	Expenses Before Waivers and Reimbursements[2]
Long/Short Fund — Investor Class
Year ended 9/30/16	1.42%	1.42%
Year ended 9/30/15	1.30%	1.30%
Year ended 9/30/14	1.27%	1.27%
Year ended 9/30/13	1.28%	1.28%
Year ended 9/30/12	1.27%	1.27%

Long/Short Fund — Institutional Class
Year ended 9/30/16	1.17%	1.22%
Year ended 9/30/15	1.16%	1.16%
Year ended 9/30/14	1.16%	1.16%
Period ended 9/30/13[13]	1.17%	1.18%

[8]	Institutional class inception date was January 31, 2012.

[9]	Fund inception date was January 31, 2012.

[10]	Includes extraordinary expenses of 0.01% (see Note 7).

[11]	Includes extraordinary expenses of less than 0.01% (see Note 7).

[12]	Fund inception date was December 13, 2012.

[13]	Institutional class inception date was December 13, 2012.

[14]	Investment income per share reflects a large, non-recurring dividend which amounted to $0.17 and $0.08 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements	Net Investment Income (Loss) Before Waivers and Reimbursements
Core Growth Fund — Investor Class	(0.58)%	(0.58)%

Core Growth Fund — Institutional Class	(0.59)%	(0.60)%

[15]	Investment income per share reflects a large, non-recurring dividend which amounted to $0.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.40)%.

[16]	Investment income per share reflects a large, non-recurring dividend which amounted to $0.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)% for Net Investment Income Net of Waivers and Reimbursements and (1.10)% for Net Investment Income Before Waivers and Reimbursements.

[17]	Investment income per share reflects a large, non-recurring dividend which amounted to $0.05 and $0.05 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements	Net Investment Income (Loss) Before Waivers and Reimbursements
Small Cap Value Fund — Investor Class	(0.00)%[18]	(0.00)%[18]

Small Cap Value Fund — Institutional Class	0.10%	0.05%

[18]	Amount is less than 0.005%.

[19]	Institutional class inception date was February 1, 2016.

[20]	Dividends from net investment income includes a return of capital distribution, which amounted to 0.04 per share.

[21]	Includes reimbursement by Hoisington Investment Management Co., the Sub-Advisor, for proxy statement expenses which amounted to 0.01 per share.

SEPTEMBER 30, 2016

[22]	Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses (see Note 7 “Custodian Out-of-Pocket Expense Reimbursement”). Excluding this non-recurring reimbursement, the ratio of expenses to average net assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Core Growth Fund — Investor Class	1.21	1.21
Core Growth Fund — Institutional Class	1.07	1.09
Emerging India Fund — Investor Class	1.84	1.98
Emerging India Fund — Institutional Class	1.56	2.06
Emerging Markets Select Fund — Investor Class	1.60	2.00
Emerging Markets Select Fund — Institutional Class	1.33	1.63
Emerging Markets Small Cap Fund — Investor Class	1.97	2.01
Emerging Markets Small Cap Fund — Institutional Class	1.82	1.83
Frontier Emerging Small Countries Fund — Investor Class	2.25	2.39
Frontier Emerging Small Countries Fund — Institutional Class	2.08	2.08
Global Opportunities Fund — Investor Class	1.64	1.64
Global Opportunities Fund — Institutional Class	1.42	2.39
International Growth Fund — Investor Class	1.48	1.48
International Growth Fund — Institutional Class	1.36	1.37
International Opportunities Fund — Investor Class	2.26	2.30
International Opportunities Fund — Institutional Class	1.97	2.06
Large Cap Value Fund — Investor Class	1.10	1.17
Large Cap Value Fund — Institutional Class	0.96	1.72
Long/Short Fund — Investor Class	1.83	1.83
Long/Short Fund — Institutional Class	1.52	1.57
Micro Cap Fund — Investor Class	1.92	1.92
Micro Cap Value Fund — Investor Class	1.96	2.05
Small Cap Growth Fund — Investor Class	1.29	1.29
Small Cap Growth Fund — Institutional Class	1.05	1.11
Small Cap Value Fund — Investor Class	1.24	1.24
Small Cap Value Fund — Institutional Class	1.08	1.20
Strategic Income Fund — Investor Class	0.95	1.04
Ultra Growth Fund — Investor Class	1.34	1.34
World Innovators Fund — Investor Class	1.79	1.79
World Innovators Fund — Institutional Class	1.63	3.77
Income Fund — Investor Class	0.73	0.73
U.S. Treasury Fund — Investor Class	0.69	0.73

See Notes to Financial Statements.

WASATCH FUNDS

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 19 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 13 funds offer Institutional Class shares: Core Growth Fund, Large Cap Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund and Long/Short Fund, which commenced operations on December 13, 2012 and Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Small Cap Growth Fund and World Innovators Fund, which commenced operations on February 1, 2016. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, International Growth, International Opportunities, Large Cap Value, Long/Short, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, Ultra Growth and World Innovators Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2016. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 13.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as realized gain or loss.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In May 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) —  Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at net asset value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. The FASB guidance

SEPTEMBER 30, 2016

allows reporting entities to exclude investments measured at net asset value (NAV) per share under the existing practical expedient in ASC 820 from the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred. Refer to Note 14 (Offsetting) for more information about the offsetting of assets and liabilities.

Short Sales — The Long/Short Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions. Refer to Note 14 (Offsetting) for more information about the offsetting of assets and liabilities.

Participation Notes — The Frontier Emerging Small Countries and the Global Opportunities Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers (e.g. Saudi Arabia). While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

Unfunded Commitments — The Equity Funds may participate in unfunded loan commitments. Pursuant to the terms of a Convertible Note Purchase Agreement, the Micro Cap Value and Ultra Growth Funds held unfunded loan commitments at the end of the period. The Funds are obligated to fund these loan commitments at the borrower’s discretion. The Funds reserve against such contingent obligations by segregating cash and/or other liquid assets. As of September 30, 2016, the total amount of unfunded commitments for each Fund was as follows:

	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
Acetylon Pharmaceuticals, Inc. Convertible Promissory Note (structured as a Line of Credit), 12.00%, 12/31/17	$500,000	$—

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

WASATCH FUNDS

Notes to Financial Statements (continued)

Options Transactions — The Equity Funds and the Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised.

A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options. Refer to Note 14 (Offsetting) for more information about the offsetting of assets and liabilities.

Options written activity during the year ended September 30, 2016 was as follows:

	Options Outstanding at 9/30/2015	Written	Closed	Exercised	Expired	Options Outstanding at 9/30/2016
Large Cap Value Fund
Premium amount	$—	$132,873	$—	$(23,850)	$(109,023)	$—
Number of contracts	—	1,100	—	(200)	(900)	—

5. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the year ended September 30, 2016 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Purchases	$238,977,261	$33,929,625	$22,903,125	$354,768,576	$631,518,928	$67,437,006
Sales	198,864,707	27,793,650	23,493,797	562,829,381	1,028,170,576	93,223,722

	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund
Purchases	$671,416,025	$320,220,759	$54,234,227	$213,926,115	$82,215,585	$117,635,126
Sales	719,335,273	209,849,235	135,408,603	1,019,733,097	110,812,099	104,988,216

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$370,017,563	$148,949,638	$26,768,448	$26,050,995	$180,097,748	$30,181,754
Sales	675,746,855	181,059,509	68,203,911	41,106,159	204,590,267	29,117,885

Purchases and sales of U.S. government securities in the Income Fund were $8,363,189 and $16,986,276, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $350,076,718 and $236,203,748, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2013. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

SEPTEMBER 30, 2016

As of September 30, 2016 the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	International Growth Fund

Cost	$929,809,105	$55,149,633	$33,454,287	$644,362,466	$517,951,753	$121,060,679	$1,089,922,615

Gross appreciation	$426,006,974	$23,775,170	$6,346,620	$236,929,666	$105,559,043	$40,041,922	$414,377,606
Gross (depreciation)	(27,631,404)	(984,825)	(1,859,087)	(31,768,278)	(53,298,372)	(5,819,777)	(49,983,659)

Net appreciation	$398,375,570	$22,790,345	$4,487,533	$205,161,388	$52,260,671	$34,222,145	$364,393,947

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Cost	$530,548,779	$162,080,343	$159,502,383	$187,049,293	$135,897,970	$1,345,619,836	$236,642,148

Gross appreciation	$172,005,587	$31,604,162	$32,607,899	$105,839,362	$46,636,767	$649,791,869	$67,005,190
Gross (depreciation)	(17,013,583)	(2,944,400)	(39,288,865)	(12,217,524)	(2,513,219)	(121,077,786)	(8,397,456)

Net appreciation	$154,992,004	$28,659,762	$(6,680,966)	$93,621,838	$44,123,548	$528,714,083	$58,607,734

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$50,992,391	$74,714,096	$180,572,331	$97,548,031	$469,456,705

Gross appreciation	$6,211,556	$33,961,268	$25,073,996	$1,718,141	$24,110,848
Gross (depreciation)	(2,081,825)	(8,099,142)	(6,002,087)	(256,268)	(2,210,291)

Net appreciation	$4,129,731	$25,862,126	$19,071,909	$1,461,873	$21,900,557

The difference between book-basis and tax-basis unrealized gains is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies, partnership adjustments and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2016 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund

Undistributed ordinary income	$—	$—	$—	$—	$—
Undistributed capital gains	2,121,012	819,636	—	—	—

Accumulated earnings	2,121,012	819,636	—	—	—
Accumulated capital and other losses	(5,575,059)	(580,549)	(8,281,984)	(82,211,693)	(153,784,036)
Other undistributed ordinary losses	—	(57,865)	(70,098)	—	(54,586)
Net unrealized appreciation (depreciation)*	398,375,570	21,646,174	4,263,049	202,973,864	48,999,682

Total accumulated earnings	$394,921,523	$21,827,396	$(4,089,033)	$120,762,171	$(104,838,940)

	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Undistributed ordinary income	$—	$—	$—	$4,996	$—
Undistributed capital gains	7,456,138	38,987,147	—	5,174,466	61,070

Accumulated earnings	7,456,138	38,987,147	—	5,179,462	61,070
Accumulated capital and other losses	(1,333,351)	(1,771,842)	(5,907,308)	—	(157,790,103)
Other undistributed ordinary losses	(6,130)	—	(7,630)	(8,727)	—
Net unrealized appreciation (depreciation)*	33,717,035	364,208,613	153,941,942	28,659,762	(7,223,971)

Total accumulated earnings	$39,833,692	$401,423,918	$148,027,004	$33,830,497	$(164,953,004)

WASATCH FUNDS

Notes to Financial Statements (continued)

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund

Undistributed ordinary income	$—	$—	$—	$223,317	$—
Undistributed capital gains	18,371,513	—	144,143,182	—	—

Accumulated earnings	18,371,513	—	144,143,182	223,317
Accumulated capital and other losses	(1,971,779)	(946,331)	(10,697,296)	(13,202,080)	(7,707,764)
Other undistributed ordinary losses	—	—	—	—	(8,035)
Net unrealized appreciation (depreciation)*	93,621,922	44,123,744	528,707,853	58,607,746	4,129,713

Total accumulated earnings	$110,021,656	$43,177,413	$662,153,739	$45,628,983	$(3,586,086)

	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$—	$45,343	$88,003
Undistributed capital gains	6,198,685	4,136,083	124,946	23,928,544

Accumulated earnings	6,198,685	4,136,083	170,289	24,016,547
Accumulated capital and other losses	(1,199,720)	(555,051)	—	—
Other undistributed ordinary losses	—	—	(34,889)	(89,863)
Net unrealized appreciation (depreciation)*	25,862,135	19,067,892	1,461,873	21,900,557

Total accumulated earnings	$30,861,100	$22,648,924	$1,597,273	$45,827,241

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in four funds. The Income Fund declares and pays dividends monthly. The Large Cap Value, Strategic Income and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments, options and foreign currency translations.

Accordingly, at September 30, 2016, reclassifications were recorded as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund

Increase (decrease) paid-in-capital in excess of par	$(9,080,743)	$(595,490)	$(139,948)	$(10,813,869)	$(1,538,427)
Increase (decrease) undistributed net investment income	9,844,664	525,229	80,379	12,283,907	(9,605,659)
Increase (decrease) undistributed net realized gain (loss)	(763,921)	70,261	59,569	(1,470,038)	11,144,086

	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Increase (decrease) paid-in-capital in excess of par	$(2,335,324)	$(8,128,228)	$(1,986,766)	$(6,732)	$(363,108)
Increase (decrease) undistributed net investment income	2,774,173	7,626,027	1,623,000	138,253	323,078
Increase (decrease) undistributed net realized gain (loss)	(438,849)	502,201	363,766	(131,521)	40,030

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Increase (decrease) paid-in-capital in excess of par	$(1,824,925)	$(28)	$(19,286,674)	$(45)	$(602)
Increase (decrease) undistributed net investment income	1,813,830	275,855	16,394,422	(317,949)	(448,072)
Increase (decrease) undistributed net realized gain (loss)	11,095	(275,827)	3,390,296	317,994	448,674

SEPTEMBER 30, 2016

	Ultra Growth Fund	World Innovators Fund	Income Fund

Increase (decrease) paid-in-capital in excess of par	$(1,044,715)	$(15)	$—
Increase (decrease) undistributed net investment income	(2,013,479)	1,639,230	(11,425)
Increase (decrease) undistributed net realized gain (loss)	3,517,216	(1,600,196)	11,425

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Under the Regulated Investment Company Modernization Act of 2010, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards as of September 30, 2016 were as follows:

	Expiring		Non-expiring
Fund	9/30/2017	9/30/2018	Short Term	Long Term
Emerging Markets Select Fund	$—	$—	$7,565,978	$713,332
Emerging Markets Small Cap Fund	—	—	55,712,840	22,118,288
Frontier Emerging Small Countries Fund	—	—	73,690,727	74,221,086
International Opportunities Fund	—	—	3,041,476	2,630,545
Small Cap Value Fund	—	13,202,080	—	—
Strategic Income Fund	—	—	4,973,715	2,717,608

During the tax year ended September 30, 2016, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Small Cap Value Fund	$6,934,432

The Funds have elected to defer losses incurred from November 1, 2015 through September 30, 2016 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$5,575,059
Emerging India Fund	—	580,549
Emerging Markets Select Fund	—	2,674
Emerging Markets Small Cap Fund	—	4,380,565
Frontier Emerging Small Countries Fund	—	5,872,223
Global Opportunities Fund	—	1,333,351
International Growth Fund	—	1,771,842
International Opportunities Fund	—	235,287
Long/Short Fund	157,644,735	145,368
Micro Cap Fund	—	1,971,779
Micro Cap Value Fund	257,220	689,111
Small Cap Growth Fund	—	10,697,296
Strategic Income Fund	—	16,441
Ultra Growth Fund	—	1,199,720
World Innovators Fund	—	555,051

WASATCH FUNDS

Notes to Financial Statements (continued)

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

2016	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund

Ordinary Income	$—	$—	$—	$132,483	$1,618,755
Capital Gain	138,512,554	958,580	—	—	—

Total	$138,512,554	$958,580	$—	$132,483	$1,618,755

2016	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Ordinary Income	$—	$—	$—	$3,793,299	$2,216,991
Capital Gain	19,687,296	—	22,512,072	20,982,300	70,202,977

Total	$19,687,296	$—	$22,512,072	$24,775,599	$72,419,968

2016	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary Income	$—	$2,417,065	$—	$1,464,849	$1,474,213
Capital Gain	40,544,074	15,487,890	322,361,340	—	2,685,547
Return of Capital	—	—	—	—	287,336

Total	$40,544,074	$17,904,955	$322,361,340	$1,464,849	$4,447,096

2016	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$1,963,364	$7,944,602
Capital Gain	8,679,065	24,130,023	—	15,905,989

Total	$8,679,065	$24,130,023	$1,963,364	$23,850,591

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

2015	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$—	$29,439	$237,897	$1,814,628	$11,253,991
Capital Gain	24,139,661	—	—	—	14,583,973

Total	$24,139,661	$29,439	$237,897	$1,814,628	$25,837,964

2015	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Ordinary Income	$—	$—	$—	$9,564,501	$23,730,693
Capital Gain	27,018,684	9,181,913	32,985,697	87,584,255	126,006,657

Total	$27,018,684	$9,181,913	$32,985,697	$97,148,756	$149,737,350

2015	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary Income	$—	$—	$—	$—	$2,614,478
Capital Gain	13,800,575	21,640,698	210,961,388	—	7,267,964

Total	$13,800,575	$21,640,698	$210,961,388	$—	$9,882,442

SEPTEMBER 30, 2016

2015	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$1,693,986	$6,608,427
Capital Gain	29,153,346	25,428,998	—	—

Total	$29,153,346	$25,428,998	$1,693,986	$6,608,427

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2017. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2017). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, do not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2017. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. In late October 2013, it was discovered that the Long/Short Fund and Large Cap Value Fund had a 12b-1 receivable on the books which dated back to 2008 prior to the conversion of the 1st Source Funds to Wasatch Funds. It was determined that the amount should be written off as an extraordinary expense and posted to other expenses. The balance for the Large Cap Value Fund was $70,993 and the Long/Short Fund was $8,622. The impact of these write-offs is reflected in the Financial Highlights. Investment advisory fees and fees waived, if any, for the year ended September 30, 2016 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee		Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%		1.50%	1.05%	1/31/2017	$58,586
Emerging India Fund	1.25%	[1]	1.75%	1.50%	1/31/2017	106,144
Emerging Markets Select Fund	1.00%	[2]	1.50%	1.20%	1/31/2017	126,894
Emerging Markets Small Cap Fund	1.65%	[3]	1.95%	1.80%	1/31/2017	322,521
Frontier Emerging Small Countries Fund	1.75%		2.25%	2.05%	1/31/2017	1,023,972
Global Opportunities Fund	1.25%	[1]	1.75%	1.35%	1/31/2017	12,559
International Growth Fund	1.25%		1.75%	1.35%	1/31/2017	14,232
International Opportunities Fund	1.75%	[4]	2.25%	1.95%	1/31/2017	260,334
Large Cap Value Fund	0.90%		1.10%	0.95%	1/31/2017	153,287
Long/Short Fund	1.10%		1.60%	1.15%	1/31/2017	75,299
Micro Cap Fund	1.75%		1.95%	N/A	1/31/2017	—
Micro Cap Value Fund	1.75%		1.95%	N/A	1/31/2017	140,159
Small Cap Growth Fund	1.00%		1.50%	1.05%	1/31/2017	49,361
Small Cap Value Fund	1.00%		1.50%	1.05%	1/31/2017	23,450
Strategic Income Fund	0.70%		0.95%	N/A	1/31/2017	56,776
Ultra Growth Fund	1.00%		1.50%	N/A	1/31/2017	—
World Innovators Fund	1.50%		1.95%	1.55%	1/31/2017	12,353
Income Fund	0.55%		N/A	N/A	N/A	N/A
U.S. Treasury Fund	0.50%		0.75%	N/A	1/31/2017	—

[1]	Effective January 31, 2016, the management fee was reduced from 1.50% to 1.25%.

[2]	Effective January 31, 2016, the management fee was reduced from 1.25% to 1.00%.

[3]	Effective January 31, 2016, the management fee was reduced from 1.75% to 1.65%.

[4]	Effective January 31, 2016, the management fee was reduced from 1.95% to 1.75%.

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market

WASATCH FUNDS

Notes to Financial Statements (continued)

price, as that term is defined under the procedures. During the year ended September 30, 2016, the Funds had no purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Compensation — Officers of the Funds serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2016, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $100,000 per year for services rendered and a fee of $12,000 for each Board of Trustees meeting attended in person or telephonically. Also, members of the Audit Committee receive a fee of $8,000 for each Audit Committee meeting attended in person or telephonically, and members of the Nominating Committee receive a fee of $8,000 for each Nominating Committee meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $12,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $25,000 a year as Chairman and $3,000 for attendance in person or telephonically at a Board meeting. The Chairman of the Audit Committee receives an additional $15,000 per year as Chairman and $1,200 for attendance in person or telephonically at an Audit Committee meeting. The Chairman of the Nominating Committee receives an additional $15,000 per year as Chairman and $1,200 for attendance in person or telephonically at a Nominating Committee meeting. Additionally, each Independent Trustee is entitled to reimbursement of expenses related to his or her duties as a Trustee of the Funds. The 2016 calendar year compensation is an increase of approximately 12 percent from the previous calendar year.

Institutional Class Legal Fees — As disclosed in the annual report dated September 30, 2011, the Board approved a multi-class plan pursuant to which the Board established and designated two classes for each series known as Investor Class shares and Institutional Class shares. The Advisor paid the legal costs associated with the establishment and designation of the new share classes for existing funds.

Payments by Advisor — During the 2012 fiscal year, the Advisor discovered a trade allocation error involving several of the Wasatch Funds. In August 2012, the Advisor paid the Global Opportunities Fund $1,167, the Micro Cap Fund $1,074, the Micro Cap Value Fund $1,282, the Small Cap Growth Fund $46,199, the Ultra Growth Fund $940 and the World Innovators Fund $437 as reimbursement for the error plus interest.

During the 2013 and 2014 fiscal years, the Advisor paid certain audit, legal and/or printing fees of the Core Growth, Emerging Markets Small Cap, Large Cap Value, Long/Short (Institutional Class), Small Cap Growth, Small Cap Value, Strategic Income and World Innovators Funds. The Advisor does not intend to be reimbursed for these amounts.

On February 20, 2013, the Advisor discovered a trade error involving the Frontier Emerging Small Countries Fund. The Advisor reimbursed the Fund $4,421. On October 16, 2014, the Advisor discovered a trade error involving the Ultra Growth Fund. The Advisor reimbursed the Fund $12,267. On August 2, 2016, the Advisor discovered a trade error involving the Small Cap Growth Fund. The Advisor reimbursed the Fund $12,890.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

Payments by Sub-Advisor — In June 2016, the Funds filed a proxy statement with the Securities and Exchange Commission to inform shareholders about a Special Meeting of Shareholders of the Wasatch-Hoisington U.S. Treasury Fund. The purpose of the Shareholder Meeting was to ask shareholders to approve a new Sub-Advisory Agreement between Wasatch Advisors, Inc. and Hoisington Investment Management Company with respect to the Wasatch Hoisington U.S. Treasury Fund. Hoisington Investment Management Co., the Sub-Advisor for the Fund, reimbursed the Wasatch-Hoisington U.S. Treasury Fund for the costs associated with the proxy statement filing. The Sub-Advisor does not intend to be reimbursed for this amount.

10% Shareholders — As of September 30, 2016, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	52.24%
Emerging India Fund	2	57.20%
Emerging Markets Select Fund	3	78.98%
Emerging Markets Small Cap Fund	3	65.49%
Frontier Emerging Small Countries Fund	2	79.12%
Global Opportunities Fund	2	58.96%
International Growth Fund	2	53.36%
International Opportunities Fund	2	68.18%
Large Cap Value Fund	2	76.94%
Long/Short Fund	2	59.95%
Micro Cap Fund	2	26.62%
Micro Cap Value Fund	2	51.48%
Small Cap Growth Fund	2	54.34%
Small Cap Value Fund	2	40.75%
Strategic Income Fund	3	52.50%
Ultra Growth Fund	2	29.47%
World Innovators Fund	3	50.07%
Income Fund	1	84.78%
U.S. Treasury Fund	3	65.17%

SEPTEMBER 30, 2016

Affiliated Interests — As of September 30, 2016, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	20	0.99%
Emerging India Fund	22	19.65%
Emerging Markets Select Fund	17	18.52%
Emerging Markets Small Cap Fund	15	0.79%
Frontier Emerging Small Countries Fund	21	0.51%
Global Opportunities Fund	21	6.32%
International Growth Fund	15	0.73%
International Opportunities Fund	24	1.63%
Large Cap Value Fund	13	1.83%
Long/Short Fund	8	1.30%
Micro Cap Fund	11	0.97%
Micro Cap Value Fund	13	2.09%
Small Cap Growth Fund	20	2.60%
Small Cap Value Fund	10	1.97%
Strategic Income Fund	6	17.10%
Ultra Growth Fund	8	3.04%
World Innovators Fund	10	1.86%
Income Fund	3	0.02%
U.S. Treasury Fund	10	0.52%

*	Multiple accounts with the same beneficial owner are treated as one account.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of September 30, 2016 up to 0.40% annually) of the average value of Fund Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which is intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees — Investor Class” in the Statements of Operations.

Custodian Out-of-Pocket Expense Reimbursement — In September 2016, State Street Bank and Trust Company (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 2003 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses. The Funds continue to review the information provided by SSB in anticipation of settling the matter. For each Fund, the reimbursement amount offered by SSB is included in “Prepaid expenses and other assets” in the Statements of Assets and Liabilities and reduced “Custody fees,” “Fund accounting fees” and, if applicable, “Reimbursement of expenses by Advisor” in the Statements of Operations. Based on the information provided by SSB, the Funds believe the impact of these errors is immaterial for each Fund.

WASATCH FUNDS

Notes to Financial Statements (continued)

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2016 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 9/30/2016	Gain (Loss) Realized on Sale of Shares for the period ended 9/30/2016
	Balance 9/30/2015	Purchases/ Additions	Sales/ Reductions	Balance 9/30/2016
Frontier Emerging Small Countries Fund
Akzo Nobel Pakistan Ltd.*	3,698,992	—	3,698,992	—	$191,832	$(6,365,524)
Chevron Lubricants Lanka plc*	6,300,185	5,990,614	7,579,094	4,711,705	1,199,001	(1,540,340)
Tokyo Cement Co. Lanka plc*	11,548,669	—	11,548,669	—	—	(2,246,827)

Long/Short Fund
Bill Barrett Corp.*	5,653,316	386,486	4,943,608	1,096,194	$—	$(48,203,938)

Small Cap Growth Fund
Argos Therapeutics, Inc.*	1,162,454	471,756	79,289	1,554,921	$—	$197,599
Blue Nile, Inc.	828,553	—	—	828,553	579,987	—
Chefs’ Warehouse, Inc. (The)	1,897,093	—	—	1,897,093	—	—
Papa Murphy’s Holdings, Inc.	883,565	159,203	—	1,042,768	—	—
Zumiez, Inc.	1,309,779	—	44,700	1,265,079	—	(334,925)

*	This security was deemed to no longer meet the criteria of an affiliated company at the reporting date.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2016, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as Percent of Net Assets
Core Growth Fund
Argos Therapeutics, Inc.	Warrant	7/28/16	$—	$193,457	0.02%
DocuSign, Inc., Series F Pfd.	Preferred Stock	4/30/15	4,000,004	3,257,725	0.24%

			$4,000,004	$3,451,182	0.26%

Emerging India Fund
ICICI Prudential Life Insurance Co. Ltd.	Common Stock	9/16/16	$746,314	$670,810	0.82%

Global Opportunities Fund
ICICI Prudential Life Insurance Co. Ltd.	Common Stock	9/16/16	$1,251,167	$1,124,588	0.72%

Micro Cap Fund
Argos Therapeutics, Inc.	PIPE	3/14/16	$80,250	$74,550	0.03%
Argos Therapeutics, Inc.	PIPE	6/22/16	120,375	111,825	0.04%
Argos Therapeutics, Inc.	Warrant	6/22/16	2,109	16,031	0.00%

			$202,734	$202,406	0.07%

Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc., Series B Pfd.	Preferred Stock	2/3/11 - 5/25/12	$499,999	$1,379,998	0.77%
Synergetics USA, Inc.	Right	10/14/15	71,250	37,500	0.02%
Vertex Energy, Inc.	Warrant	6/22/15	95,000	25,000	0.01%
Vertex Energy, Inc., Pfd. Series B	Convertible Preferred Stock	6/22/15 - 7/8/16	1,551,745	1,387,781	0.78%

			$2,217,994	$2,830,279	1.58%

SEPTEMBER 30, 2016

	Security Type	Acquisition Date	Cost	Fair Value	Value as Percent of Net Assets
Small Cap Growth Fund
Argos Therapeutics, Inc.	PIPE	3/14/16	$280,608	$260,676	0.01%
Argos Therapeutics, Inc.	PIPE	6/22/16	421,045	391,139	0.02%
Argos Therapeutics, Inc.	Warrant	6/22/16	7,378	56,073	0.00%
Argos Therapeutics, Inc.	Warrant	7/28/16	—	428,743	0.02%
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/14	8,000,002	6,286,400	0.33%
DocuSign, Inc., Series B Pfd.	Preferred Stock	3/3/14	437,257	517,753	0.03%
DocuSign, Inc., Series B-1 Pfd.	Preferred Stock	3/3/14	130,983	155,096	0.01%
DocuSign, Inc., Series D Pfd.	Preferred Stock	3/3/14	313,930	371,723	0.02%
DocuSign, Inc., Series E Pfd.	Preferred Stock	3/3/14	8,117,819	9,612,263	0.51%
DocuSign, Inc., Series F Pfd.	Preferred Stock	4/30/15	2,999,984	2,443,278	0.13%
Drilling Info Holdings, Inc., Series B Pfd.	Preferred Stock	9/5/13	15,350,001	12,365,651	0.66%
ForeScout Technologies, Inc., Series G	Preferred Stock	11/25/15	6,000,003	6,000,003	0.32%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/16/15	2,822,731	2,470,429	0.13%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 11/17/15	1,409,316	1,165,125	0.06%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	2,000,000	100,407	0.01%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	184,939	95,764	0.01%

			$48,475,996	$42,720,523	2.27%

Small Cap Value Fund
Argos Therapeutics, Inc.	Warrant	7/28/16	$—	$108,300	0.04%

Strategic Income Fund
Redcorp Ventures Ltd. Series D	Corporate Bond	7/5/07	$151,992	$314	0.00%
Star Asia Financial Ltd.	Common Stock	2/22/07 - 5/11/15	572,598	497,999	0.90%

			$724,590	$498,313	0.90%

Ultra Growth Fund
Argos Therapeutics, Inc.	PIPE	3/14/16	$39,055	$36,281	0.04%
Argos Therapeutics, Inc.	PIPE	6/22/16	58,582	54,422	0.05%
Argos Therapeutics, Inc.	Warrant	6/22/16	1,027	7,802	0.01%
Argos Therapeutics, Inc.	Warrant	7/28/16	—	13,122	0.01%
Data Sciences International, Inc., Series B Pfd.	Preferred Stock	1/20/06	399,811	275,840	0.27%
Drilling Info Holdings, Inc., Series B Pfd.	Preferred Stock	9/5/13	1,150,001	926,417	0.91%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/16/15	2,540,448	2,223,376	2.19%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 11/17/15	1,409,316	1,165,125	1.15%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	500,001	25,102	0.03%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	46,235	23,941	0.02%

			$6,144,476	$4,751,428	4.68%

World Innovators Fund
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/16/15	$282,273	$247,043	0.12%

10. PURCHASE COMMITMENTS

In September 2003, the Small Cap Growth, Ultra Growth and World Innovators Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners II-B, L.P. The remaining commitment amounts at September 30, 2016 were $50,000, $45,000 and $5,000, respectively.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners III-B, L.P. The remaining commitment amounts at September 30, 2016 were $45,000 per Fund.

Securities held by the Funds have been designated to meet these purchase commitments as indicated in the Schedules of Investments.

11. LINE OF CREDIT

Effective May 20, 2016, the Funds in the Trust renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the federal funds rate in effect on the date of borrowing, plus a margin, or (b) the overnight London Interbank Offered Rate (LIBOR) in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

WASATCH FUNDS

Notes to Financial Statements (continued)

For the year ended September 30, 2016, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 9/30/2016
Emerging India Fund	$609,924	45	$1,284	1.68%	$—
Emerging Markets Select Fund	652,567	50	1,528	1.69%	132,095
Emerging Markets Small Cap Fund	6,035,797	105	29,277	1.66%	—
Frontier Emerging Small Countries Fund	7,352,023	33	11,519	1.71%	—
Global Opportunities Fund	1,132,996	75	3,955	1.68%	—
International Growth Fund	1,782,118	7	580	1.67%	—
International Opportunities Fund	3,481,926	1	164	1.69%	—
Large Cap Value Fund	737,199	14	486	1.70%	—
Long/Short Fund	16,606,483	6	4,650	1.68%	—
Small Cap Growth Fund	4,910,654	20	4,602	1.69%	—
Ultra Growth Fund	488,273	22	503	1.68%	—
Income Fund	334,993	1	16	1.70%	—

12. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or the failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and the market prices may not represent realizable value. This may be likely when a fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund and International Opportunities Fund are owned by a group of shareholders advised by a common investment advisor. If these shareholders simultaneously redeem on the advice of their investment advisor, Fund expenses may increase and performance may be materially affected. However, the Advisor has contractually agreed to waive its fees and/or reimburse both the Frontier Emerging Small Countries Fund and the International Opportunities Fund should the operating expenses exceed 2.25% for the Investor Class and 2.05% and 1.95%, respectively, for the Institutional Class through at least January 31, 2017. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. The Advisor has contractually agreed to waive its fees and/or reimburse the Emerging Markets Select Fund should the operating expenses exceed 1.50% for the Investor Class and 1.20% for the Institutional Class through at least January 31, 2017.

SEPTEMBER 30, 2016

13. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) —  Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation system (“NASDAQ”), such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer

WASATCH FUNDS

Notes to Financial Statements (continued)

spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the fund for financial reporting purposes.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2016

Core Growth Fund
Assets
Common Stocks		$1,219,688,592	$—	$—	$1,219,688,592
Preferred Stocks		—	—	3,257,725	3,257,725
Warrants		—	—	193,457	193,457
Short-Term Investments		—	105,044,901	—	105,044,901

		$1,219,688,592	$105,044,901	$3,451,182	$1,328,184,675

Emerging India Fund
Assets
Common Stocks	Life & Health Insurance	$1,640,802	$—	$670,810	$2,311,612
	Other	74,930,357	—	—	74,930,357
Corporate Bonds		—	16,387	—	16,387
Short-Term Investments		—	681,622	—	681,622

		$76,571,159	$698,009	$670,810	$77,939,978

Emerging Markets Select Fund
Assets
Common Stocks	Health Care Facilities	$—	$1,031,827	$—	$1,031,827
	Other	36,909,993	—	—	36,909,993

		$36,909,993	$1,031,827	$—	$37,941,820

SEPTEMBER 30, 2016

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2016

Emerging Markets Small Cap Fund
Assets
Common Stocks	Consumer Finance	$87,270,888	$11,240,663	$—	$98,511,551
	Electronic Components	11,583,158	4,190,597	—	15,773,755
	Home Improvement Retail	—	12,067,038	—	12,067,038
	Hotels, Resorts & Cruise Lines	—	13,387,608	—	13,387,608
	Hypermarkets & Super Centers	17,548,132	6,849,068	—	24,397,200
	Pharmaceuticals	31,520,978	—	16,783	31,537,761
	Reinsurance	—	3,285,822	—	3,285,822
	Specialty Chemicals	10,003,482	11,140,066	—	21,143,548
	Other	613,092,887	—	—	613,092,887
Warrants		237,623	—	—	237,623
Preferred Stocks		9,257,234	—	—	9,257,234
Short-Term Investments		—	6,831,827	—	6,831,827

		$780,514,382	$68,992,689	$16,783	$849,523,854

Frontier Emerging Small Countries Fund
Assets
Common Stocks	Air Freight & Logistics	$—	$3,410,905	$—	$3,410,905
	Diversified Banks	106,970,726	23,373,247	—	130,343,973
	Food Retail	7,642,522	12,644,132	—	20,286,654
	Pharmaceuticals	45,923,142	2,987,521	—	48,910,663
	Wireless Telecommunication
	Services	14,051,686	557,062	—	14,608,748
	Other	309,815,499	—	—	309,815,499
Preferred Stocks		11,712,831	—	—	11,712,831
Short-Term Investments		—	31,123,151	—	31,123,151

		$496,116,406	$74,096,018	$—	$570,212,424

Global Opportunities Fund
Assets
Common Stocks	Consumer Finance	$9,993,200	$1,535,025	$—	$11,528,225
	Life & Health Insurance	105,201	—	1,124,588	1,229,789
	Specialty Chemicals	15,825	2,263,900	—	2,279,725
	Other	137,940,463	—	—	137,940,463
Warrants		16,762	—	—	16,762
Short-Term Investments		—	2,287,860	—	2,287,860

		$148,071,451	$6,086,785	$1,124,588	$155,282,824

International Growth Fund
Assets
Common Stocks	Home Improvement Retail	$—	$17,134,719	$—	$17,134,719
	Hotels, Resorts & Cruise Lines	10,519,362	25,110,387	—	35,629,749
	Specialty Chemicals	31,223,598	22,849,474	—	54,073,072
	Other	1,321,503,716	—	—	1,321,503,716
Short-Term Investments		—	25,975,306	—	25,975,306

		$1,363,246,676	$91,069,886	$—	$1,454,316,562

International Opportunities Fund
Assets
Common Stocks	Advertising	$—	$3,001,443	$—	$3,001,443
	Apparel, Accessories & Luxury Goods	—	3,331,189	—	3,331,189
	Diversified Banks	—	6,730,840	—	6,730,840
	Food Distributors	—	2,235,377	—	2,235,377
	Food Retail	38,393,203	3,661,788	—	42,054,991
	Pharmaceuticals	8,462,499	373,161	—	8,835,660
	Other	592,957,351	—	—	592,957,351
Short-Term Investments		—	26,393,932	—	26,393,932

		$639,813,053	$45,727,730	$—	$685,540,783

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2016

Large Cap Value Fund
Assets
Common Stocks		$186,407,323	$—	$—	$186,407,323
Short-Term Investments		—	4,332,782	—	4,332,782

		$186,407,323	$4,332,782	$—	$190,740,105

Long/Short Fund
Assets
Common Stocks		$211,126,168	$—	$—	$211,126,168
Short-Term Investments		—	52,568,539	—	52,568,539

		$211,126,168	$52,568,539	$—	$263,694,707

Liabilities
Securities Sold Short		$(110,873,290)	$—	$—	$(110,873,290)

		$(110,873,290)	$—	$—	$(110,873,290)

Micro Cap Fund
Assets
Common Stocks	Biotechnology	$15,591,071	$186,375	$—	$15,777,446
	Other	249,761,490	—	—	249,761,490
Warrants		—	—	16,031	16,031
Short-Term Investments		—	15,116,164	—	15,116,164

		$265,352,561	$15,302,539	$16,031	$280,671,131

Micro Cap Value Fund
Assets
Common Stocks		$162,692,853	$—	$—	$162,692,853
Convertible Preferred Stocks		—	—	1,387,781	1,387,781
Preferred Stocks		—	—	1,379,998	1,379,998
Warrants		—	—	25,000	25,000
Rights		—	—	37,500	37,500
Short-Term Investments		—	14,498,386	—	14,498,386

		$162,692,853	$14,498,386	$2,830,279	$180,021,518

Small Cap Growth Fund
Assets
Common Stocks	Air Freight & Logistics	$30,355,100	$38,971,103	$—	$69,326,203
	Biotechnology	139,768,652	651,815	—	140,420,467
	Other	1,585,222,225	—	—	1,585,222,225
Preferred Stocks		—	—	37,948,338	37,948,338
Limited Partnership Interest		—	—	3,635,554	3,635,554
Warrants		—	—	484,816	484,816
Short-Term Investments		—	37,296,316	—	37,296,316

		$1,755,345,977	$76,919,234	$42,068,708	$1,874,333,919

Small Cap Value Fund
Assets
Common Stocks		$268,468,462	$—	$—	$268,468,462
Limited Partnership Interest		3,811,314	—	—	3,811,314
Warrants		—	—	108,300	108,300
Short-Term Investments		—	22,861,806	—	22,861,806

		$272,279,776	$22,861,806	$108,300	$295,249,882

Strategic Income Fund
Assets
Common Stocks	Diversified REITs	$761,753	$497,999	$—	$1,259,752
	Other	38,325,239	—	—	38,325,239
Exchange-Traded Funds		478,282	—	—	478,282
Limited Liability Company Membership Interest		46,326	—	—	46,326
Limited Partnership Interest		3,894,710	—	—	3,894,710
Corporate Bonds		—	—	314	314
Short-Term Investments		—	11,117,499	—	11,117,499

		$43,506,310	$11,615,498	$314	$55,122,122

SEPTEMBER 30, 2016

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2016

Ultra Growth Fund
Assets
Common Stocks	Biotechnology	$12,260,016	$90,703	$—	$12,350,719
	Other	79,656,025	—	—	79,656,025
Preferred Stocks		—	—	1,251,300	1,251,300
Limited Partnership Interest		—	—	3,388,501	3,388,501
Warrants		—	—	20,924	20,924
Short-Term Investments		—	3,908,753	—	3,908,753

		$91,916,041	$3,999,456	$4,660,725	$100,576,222

World Innovators Fund
Assets
Common Stocks		$159,596,901	$—	$—	$159,596,901
Limited Partnership Interest		—	—	247,043	247,043
Short-Term Investments		—	39,800,296	—	39,800,296

		$159,596,901	$39,800,296	$247,043	$199,644,240

Income Fund
Assets
Asset-Backed Securities		$—	$9,202,522	$—	$9,202,522
Collateralized Mortgage Obligations		—	15,938,518	—	15,938,518
Commercial Mortgage-Backed Securities		—	3,028,712	—	3,028,712
Corporate Bonds		—	46,265,720	—	46,265,720
Municipal Bonds		—	5,549,492	—	5,549,492
Exchange-Traded Funds		874,125	—	—	874,125
U.S. Government Agency Securities		—	5,072,572	—	5,072,572
U.S. Treasury Notes		—	10,718,432	—	10,718,432
Preferred Stocks		1,212,320	—	—	1,212,320
Short-Term Investments		—	1,147,491	—	1,147,491

		$2,086,445	$96,923,459	$—	$99,009,904

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$486,064,438	$—	$486,064,438
Short-Term Investments		—	5,292,824	—	5,292,824

		$—	$491,357,262	$—	$491,357,262

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. The table below shows the significant transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model.

Fund	Transfers Out Of Level 1 at Market Value	Transfers Into Level 2 at Market Value
International Opportunities Fund	$373,161	$373,161

Fund	Transfers Out Of Level 2 at Market Value	Transfers Into Level 1 at Market Value
Core Growth Fund	$75,032,907	$75,032,907
Emerging India Fund	43,164,341	43,164,341
Emerging Markets Select Fund	12,934,081	12,934,081
Emerging Markets Small Cap Fund	455,216,944	455,216,944
Frontier Emerging Small Countries Fund	175,258,115	175,258,115
Global Opportunities Fund	31,840,920	31,840,920

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Transfers Out Of Level 2 at Market Value	Transfers Into Level 1 at Market Value
International Growth Fund	$776,899,604	$776,899,604
International Opportunities Fund	410,108,419	410,108,419
Micro Cap Fund	16,649,897	16,649,897
Micro Cap Value Fund	15,311,789	15,311,789
Small Cap Growth Fund	152,817,056	152,817,056
Small Cap Value Fund	12,940,805	12,940,805
Ultra Growth Fund	3,365,185	3,365,185
World Innovators Fund	37,009,567	37,009,567

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the year ended September 30, 2016:

Fund	Market Value Beginning Balance 9/30/2015	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2016	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2016
Core Growth Fund
Preferred Stocks	$4,000,004	$—	$—	$—	$—	$(742,279)	$—	$—	$3,257,725	$(742,279)
Warrants	—	—	—	—	—	193,457	—	—	193,457	193,457

	4,000,004	—	—	—	—	(548,822)	—	—	3,451,182	(548,822)

Emerging India Fund
Common Stocks	—	746,314	—	—	—	(75,504)	—	—	670,810	(75,504)

	—	746,314	—	—	—	(75,504)	—	—	670,810	(75,504)

Emerging Markets Small Cap Fund
Common Stocks	873,390	—	—	—	—	(856,607)	—	—	16,783	(856,607)

	873,390	—	—	—	—	(856,607)	—	—	16,783	(856,607)

Global Opportunities Fund
Common Stocks	—	1,251,167	—	—	—	(126,579)	—	—	1,124,588	(126,579)

	—	1,251,167	—	—	—	(126,579)	—	—	1,124,588	(126,579)

Micro Cap Fund
Warrants	—	2,109	—	—	—	13,922	—	—	16,031	13,922

	—	2,109	—	—	—	13,922	—	—	16,031	13,922

Micro Cap Value Fund
Convertible Preferred Stocks	1,310,000	96,745	—	—	—	(18,964)	—	—	1,387,781	(18,964)
Preferred Stocks	1,801,050	—				(421,052)			1,379,998	(421,052)
Warrants	42,019	—	—	—	—	(17,019)	—	—	25,000	(17,019)
Rights	—	71,250	—	—	—	(33,750)	—	—	37,500	(33,750)

	3,153,069	167,995	—	—	—	(490,785)	—	—	2,830,279	(490,785)

Small Cap Growth Fund
Preferred Stocks	36,789,588	6,000,003	—	—	—	(4,841,253)	—	—	37,948,338	(4,841,253)
Limited Partnership Interest	4,827,863	15,000	(1,100,730)	—	602,686	(709,265)	—	—	3,635,554	(709,265)
Warrants	—	7,378	—	—	—	477,438	—	—	484,816	477,438

	41,617,451	6,022,381	(1,100,730)	—	602,686	(5,073,080)	—	—	42,068,708	(5,073,080)

Small Cap Value Fund
Warrants	—	—	—	—	—	108,300	—	—	108,300	108,300

	—	—	—	—	—	108,300	—	—	108,300	108,300

Strategic Income Fund
Corporate Bonds	804	—	(580)	—	(11)	101	—	—	314	101

	804	—	(580)	—	(11)	101	—	—	314	101

Ultra Growth Fund
Common Stocks	914	—	(99,065)	—	—	98,151	—	—	—	98,151
Preferred Stocks	1,573,562	—	(75,191)	—	—	(247,071)	—	—	1,251,300	(247,071)
Limited Partnership Interest	4,511,302	15,000	(1,027,558)	—	568,536	(678,779)	—	—	3,388,501	(678,779)
Warrants	—	1,027	—	—	—	19,897	—	—	20,924	19,897

	6,085,778	16,027	(1,201,814)	—	568,536	(807,802)	—	—	4,660,725	(807,802)

SEPTEMBER 30, 2016

Fund	Market Value Beginning Balance 9/30/2015	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2016	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2016
World Innovators Fund
Common Stocks	$65	$—	$(7,076)	$—	$—	$7,011	$—	$—	$—	$7,011
Limited Partnership Interest	316,546	—	(73,171)	—	34,152	(30,484)	—	—	247,043	(30,484)

	316,611	—	(80,247)	—	34,152	(23,473)	—	—	247,043	(23,473)

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 9/30/2016	Valuation Technique	Unobservable Input	Range (Average)
Core Growth Fund	Direct Venture Capital Investments: Systems Software	$3,257,725	Market comparable companies	EV/R* multiple Discount for lack of marketability	6.9 - 10.7(8.3) 20%
Emerging India Fund	Common Stock: Life & Health Insurance	$670,810	Discount to market	Discount for lack of marketability	4%
Global Opportunities Fund	Common Stock: Life & Health Insurance	$1,124,588	Discount to market	Discount for lack of marketability	4%
Micro Cap Value Fund	Direct Venture Capital Investments: Pharmaceuticals	$1,379,998	Probability of product approval	Product approval payout	50%
Micro Cap Value Fund	Private Investment in a Public Equity: Oil & Gas Refining & Marketing	$1,387,781	Underlying price Liquidation preference	Probability weighting Probability weighting	25% 75%
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$196,171	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.2 - 5.4(3.2) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Computer Services Software & Systems	$6,286,400	Market comparable companies	EV/GP† multiple Discount for lack of marketability	4.2 - 15.7(8.7) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$12,365,650	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.4 - 8.8(5.3) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$13,100,113	Market comparable companies	EV/R* multiple Discount for lack of marketability	6.9 - 10.7(8.3) 20%
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$49,043	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.2 - 5.4(3.2) 20%
Ultra Growth Fund	Direct Venture Capital Investments: Health Care Technology	$275,840	Probability of completion of repurchase	Discount to repurchase amount	20%
Ultra Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$926,417	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.4 - 8.8(5.3) 20%

*Enterprise-Value-To-Revenue	Multiple — (“EV/R”) A measure of the value of a stock that compares a company’s enterprise value to its revenue.

†Enterprise-Value-To-Gross	Profit Multiple — (“EV/GP”) A measure of the value of a stock that compares a company’s enterprise value to its gross profit.

Changes in multiples may change the fair value of an investment. Generally, a decrease in the multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations, unadjusted historical third party information or the unadjusted NAV. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

14. OFFSETTING

Each Fund is party to various netting arrangements. The FASB requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

WASATCH FUNDS

Notes to Financial Statements (continued)

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of September 30, 2016:

REPURCHASE AGREEMENTS

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not Less Than 0)
Core Growth Fund	State Street Bank and Trust Co.	$105,044,901	$—	$(105,044,901)	$—
Emerging India Fund	State Street Bank and Trust Co.	681,622	—	(681,622)	—
Emerging Markets Small Cap Fund	State Street Bank and Trust Co.	6,831,827	—	(6,831,827)	—
Frontier Emerging Small Countries Fund	State Street Bank and Trust Co.	31,123,151	—	(31,123,151)	—
Global Opportunities Fund	State Street Bank and Trust Co.	2,287,860	—	(2,287,860)	—
International Growth Fund	State Street Bank and Trust Co.	25,975,306	—	(25,975,306)	—
International Opportunities Fund	State Street Bank and Trust Co.	26,393,932	—	(26,393,932)	—
Large Cap Value Fund	State Street Bank and Trust Co.	4,332,782	—	(4,332,782)	—
Long/Short Fund	State Street Bank and Trust Co.	52,568,539	—	(52,568,539)	—
Micro Cap Fund	State Street Bank and Trust Co.	15,116,164	—	(15,116,164)	—
Micro Cap Value Fund	State Street Bank and Trust Co.	14,498,386	—	(14,498,386)	—
Small Cap Growth Fund	State Street Bank and Trust Co.	37,296,316	—	(37,296,316)	—
Small Cap Value Fund	State Street Bank and Trust Co.	22,861,806	—	(22,861,806)	—
Strategic Income Fund	State Street Bank and Trust Co.	11,117,499	—	(11,117,499)	—
Ultra Growth Fund	State Street Bank and Trust Co.	3,908,753	—	(3,908,753)	—
World Innovators Fund	State Street Bank and Trust Co.	39,800,296	—	(39,800,296)	—
Income Fund	State Street Bank and Trust Co.	1,147,491	—	(1,147,491)	—
U.S. Treasury Fund	State Street Bank and Trust Co.	5,292,824	—	(5,292,824)	—

[1]	Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table above. For further information, see Note 3 — Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

SECURITIES BORROWED FOR SHORT SALES

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Liability Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Pledged[1]	Net Amount (Not Less Than 0)
Long/Short Fund	JPMorgan Chase	$110,873,290	$—	$(110,873,290)	$—

[1]	The market value of the collateral received is greater than the amounts indicated in the table above. For further information, see Note 3 — Securities and Other Investments “Short Sales” and the Schedule of Investments.

15. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH LARGE CAP VALUE FUND

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2016:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$132,873	$—	$132,873

SEPTEMBER 30, 2016

WASATCH WORLD INNOVATORS FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2016:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Unrealized depreciation on foreign currency contracts	$—	$113,367	$—	$—	$—	$113,367

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2016:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized in Income
Net realized gain on investments and foreign currency translations	$—	$1,861,473	$—	$—	$—	$1,861,473

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$(113,367)	$—	$—	$—	$(113,367)

For the year ended September 30, 2016, the average monthly balance of outstanding derivative financial instruments was as follows:

	Large Cap Value Fund
Option contracts:
Average number of call contracts written	125
Average value of call contracts written	$16,242

	World Innovators Fund
Forward currency contracts:
Average number of contracts — U.S. dollars purchased	—	[1]
Average U.S. dollar amounts	$6,266,095
Average number of contracts — U.S. dollars sold	1
Average U.S. dollar amounts sold	$15,439,326

*	See Note 4 — Financial Derivative Instruments for additional information.

[1]	Amount represents less than 0.05.

16. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

WASATCH FUNDS	SEPTEMBER 30, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Wasatch Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wasatch Core Growth Fund, Wasatch Emerging India Fund, Wasatch Emerging Markets Select Fund, Wasatch Emerging Markets Small Cap Fund, Wasatch Frontier Emerging Small Countries Fund, Wasatch Global Opportunities Fund, Wasatch International Growth Fund, Wasatch International Opportunities Fund, Wasatch Large Cap Value Fund, Wasatch Long/Short Fund, Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund, Wasatch Small Cap Growth Fund, Wasatch Small Cap Value Fund, Wasatch Strategic Income Fund, Wasatch Ultra Growth Fund, Wasatch World Innovators Fund, Wasatch-1st Source Income Fund, and Wasatch-Hoisington U.S. Treasury Fund (hereafter referred to as the “Funds”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Kansas City, Missouri

November 22, 2016

WASATCH FUNDS	SEPTEMBER 30, 2016 (UNAUDITED)

Supplemental Information

MANAGEMENT INFORMATION

The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Three of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Two Independent Trustees have been appointed by the elected Independent Trustees to serve until his or her successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 72	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	19	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) since December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (30 portfolios) since 2012.

D. James Croft, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 74	Trustee and Chairman of the Governance and Nominating Committee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	19	None.

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 69	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	19	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 64	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016.	19	Director, Halton Group Ltd. since 2016.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 63	Trustee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015; Director, Utah Symphony/Utah Opera since 2005; Director, Woodlands Commercial Bank 2009 - 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 - 2004.	19	Director, Youth Sports Alliance since 2015; Director, Woodlands Commercial Bank 2009 - 2012; Director Utah Symphony/Utah Opera since 2005.

Interested Trustee

Samuel S. Stewart, Jr.[3], Ph.D. CFA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 74	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	19	None.

[1]	A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

[2]	Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor and is an employee of the Advisor.

WASATCH FUNDS

Supplemental Information (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 47	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 48	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

Cindy B. Firestone, CPA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 58	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 43	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$138,512,554
Emerging India	958,580
Global Opportunities Fund	19,687,296
International Opportunities Fund	22,512,072
Large Cap Value Fund	20,982,300
Long/Short Fund	70,202,977
Micro Cap Fund	40,544,074
Micro Cap Value Fund	15,487,890
Small Cap Growth Fund	322,361,340
Strategic Income Fund	2,685,547
Ultra Growth Fund	8,679,065
World Innovators Fund	24,130,023
U.S. Treasury Fund	15,905,989

For the fiscal year ended September 30, 2016, certain dividends paid by each Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2016, complete information will be reported on shareholders’ 2016 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2016 will be at the highest amount permitted by law.

Corporate shareholders should note for the year ended September 30, 2016, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions are as follows:

Fund	Percentage
Frontier Emerging Small Countries Fund	4%
Large Cap Value Fund	100%
Long/Short Fund	100%
Small Cap Value Fund	100%
Strategic Income Fund	38%
Income Fund	4%

SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of the Wasatch-Hoisington U.S. Treasury Fund was held on July 28, 2016. The purpose of the Shareholder Meeting was to ask shareholders to approve a new Sub-Advisory Agreement between Wasatch Advisors, Inc. and Hoisington Investment Management Company with respect to the Wasatch-Hoisington U.S. Treasury Fund.

The results of the voting are as follows:

Affirmative	Against	Abstain	Total
9,489,754	122,474	1,777,164	11,389,393

SEPTEMBER 30, 2016 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.WasatchFunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at www.WasatchFunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference room may be obtained by calling 800.SEC.0330).

WASATCH FUNDS	SEPTEMBER 30, 2016 (UNAUDITED)

Service Providers

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

ONLINE

www.WasatchFunds.com

shareholderservice@wasatchfunds.com

WASATCH FUNDS

2016 Annual Report
www.WasatchFunds.com • 800.551.1700

MIX
Paper from responsible sources
FSC® C132107

WASATCH
FUNDS
2016 Annual Report
www.WasatchFunds.com 800.551.1700
FSC
www.fsc.org
MIX
Paper from
responsible source
FSC C132107

Item 2:  Code of Ethics.

(a)	Wasatch Funds Trust (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3:  Audit Committee Financial Expert.

(a)	(1)

The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial expert is Miriam M. Allison. Ms. Allison is deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)

Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2016 and 2015 were $464,935 and $469,663, respectively.

(b)

Audit Related Fees – During the fiscal years ended September 30, 2016 and 2015, the Registrant was not billed any fees by the independent registered public accounting firm for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2016 and 2015, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser (the “Advisor”) or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(c)

Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2016 and 2015 were $101,430 and $111,965, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the liquidation of a series of the Trust.

During the fiscal years ended September 30, 2016 and 2015, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(d)

All Other Fees – The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4, for the fiscal years ended September 30, 2016 and 2015 were $0 and $0, respectively.

During the fiscal years ended September 30, 2016 and 2015, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(e)	Pre-Approval Policies and Procedures

(1)      Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the Advisor, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2)      There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the Advisor described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)

For the fiscal years ended September 30, 2016 and 2015, the aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant and the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provided ongoing services to the Registrant were approximately $0 and $0, respectively.

(h)	No disclosures are required by this Item 4(h).

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:    December 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:    December 6, 2016

By:	/s/ Cindy B. Firestone
Cindy B. Firestone
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:    December 6, 2016